UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ECOLAB INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of 2016 Annual Meeting and
Proxy Statement

Annual Meeting to be Held on May 5, 2016

ECOLAB - 2016 Proxy Statement	i

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AUDIT COMMITTEE REPORT	57
AUDIT FEES	58
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN	60
PROPOSAL 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF EXECUTIVES DISCLOSED IN THE PROXY STATEMENT	65
PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS	66
OTHER MATTERS	69
Proxy Solicitation Costs	69
Section 16(a) Beneficial Ownership Reporting Compliance	69
Householding Information	69
Important Notice Regarding the Availability of Proxy Materials	69
Voting by Plan Participants	70
APPENDIX A: ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN (AS AMENDED AND RESTATED EFFECTIVE AS OF AUGUST 1, 2013) DECLARATION OF AMENDMENT	71

ECOLAB - 2016 Proxy Statement	iii

March 21, 2016

DEAR FELLOW STOCKHOLDER:

You are cordially invited to join us for our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Thursday, May 5, 2016, in the Auditorium of the Landmark Center, 75 West 5th Street, Saint Paul, Minnesota 55102. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at our Annual Meeting. We urge you to read both carefully.

We hope you plan to attend our Annual Meeting. However, if you will not be able to join us, we encourage you to exercise your right as a stockholder and vote. Please sign, date and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services. Stockholders not in attendance may listen to a broadcast of the meeting on the Internet. Webcast instructions will be available on-line at www.ecolab.com/investor.

Sincerely,

Douglas M. Baker, Jr.
Chairman of the Board and Chief Executive Officer

YOUR VOTE IS IMPORTANT!
PLEASE SUBMIT YOUR PROXY TODAY.

Your vote is a valuable part of the investment made in our Company and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!

Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it in the enclosed envelope. Alternatively, you may vote by telephone or the Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 5, 2016

To the Stockholders of Ecolab Inc.:

The Annual Meeting of Stockholders of Ecolab Inc. will be held on Thursday, May 5, 2016, at 10:00 a.m., in the Auditorium of the Landmark Center, 75 West 5th Street, Saint Paul, Minnesota 55102, for the following purposes (which are more fully explained in the Proxy Statement):

1.	To elect as Directors to a one-year term ending in 2017 the 15 nominees named in the Proxy Statement;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2016;
3.	To approve an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan;
4.	To approve, on an advisory basis, the compensation of executives disclosed in the Proxy Statement;
5.	To consider a stockholder proposal, if properly presented at the meeting, regarding proxy access; and
6.	To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 8, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

Executive Vice President, General Counsel and Secretary
March 21, 2016

ECOLAB - 2016 Proxy Statement	1

PROXY STATEMENT SUMMARY

This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement.  This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date and Time:  Thursday, May 5, 2016, at 10:00 a.m.

Location:  The Auditorium of the Landmark Center, 75 West 5th Street, Saint Paul, Minnesota 55102

Record Date:  March 8, 2016

Meeting Agenda and Items of Business

Proposal	Board’s Voting Recommendation	Page Reference
1. Election of Directors	FOR	20
2. Ratification of Independent Accountants	FOR	59
3. Amendment of Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan	FOR	60
4. Advisory Vote to Approve Executive Compensation	FOR	65
5. Stockholder Proposal Regarding Proxy Access	AGAINST	66

Election of Directors

Name of Director Nominee	Age	Years of Service	Occupation
Non-Independent Directors
Douglas M. Baker, Jr.	57	12	Chairman of the Board and Chief Executive Officer, Ecolab Inc.
Independent Directors
Barbara J. Beck	55	8	Chief Executive Officer, Learning Care Group, Inc.
Leslie S. Biller	68	18	Chief Executive Officer, Harborview Capital
Carl M. Casale	54	2	President and Chief Executive Officer, CHS Inc.
Stephen I. Chazen	69	3	Chief Executive Officer, Occidental Petroleum Corporation
Jeffrey M. Ettinger	57	1	Chairman of the Board and Chief Executive Officer, Hormel Foods Corporation
Jerry A. Grundhofer	71	17	Chairman Emeritus and retired Chairman of the Board, U.S. Bancorp
Arthur J. Higgins	60	6	Consultant, Blackstone Healthcare Partners
Michael Larson	56	4	Chief investment officer to William H. Gates III
Jerry W. Levin	71	23	Chairman of JW Levin Management Partners LLC
David W. MacLennan	56	1	Chairman and Chief Executive Officer, Cargill, Incorporated
Tracy B. McKibben	47	1	Founder and President, MAC Energy Advisors, LLC
Victoria J. Reich	58	6	Former Senior Vice President and Chief Financial Officer, Essendent Inc.
Suzanne M. Vautrinot	56	2	President, Kilovolt Consulting Inc.
John J. Zillmer	60	10	Retired President and Chief Executive Officer, Univar Inc.

The Board of Directors of Ecolab Inc. is asking you to elect 15 director nominees.  The table above provides summary information about the director nominees.  A nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against the nominee.  For more information, see page 20.

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Ratification of Independent Accountants

The Board of Directors is asking you to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016.  For more information, see page 59.

Amendment of Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan

The Board of Directors is asking you to approve the amendment of the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.  The proposed amendment would place a cap on the aggregate grant date fair value of awards granted to any director under the plan in any calendar year, other than with respect to certain deferred awards.  For more information, see page 60.

Advisory Vote to Approve Executive Compensation

The Board of Directors of Ecolab Inc. is asking you to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.  For more information, see page 65.

Stockholder Proposal Regarding Proxy Access

The Board of Directors of Ecolab Inc. is asking you to vote AGAINST the stockholder proposal regarding proxy access.  For more information, see page 66.

Summary of Compensation Practices

Key compensation practices include the following:

•	We use different performance measures in our short-term and long-term incentive plans.
•	We have a balanced double-trigger change-in-control severance policy with no tax gross-ups.
•	We have robust stock ownership guidelines of 6 times salary for our CEO and 3 times salary for our other officers.
•

Risk mitigation features in our compensation programs include varied and balanced performance targets, discretionary authority of the Compensation Committee to reduce award pay-outs, bonus caps at 200% of target and a claw-back policy.

•	We do not maintain employment agreements with any of our named executive officers.

For more information, see page 26.

Corporate Governance Highlights

Key aspects of our corporate governance structure, policies and processes include the following:

•	All of our directors, with the exception of our CEO, are independent.
•	We have an independent Lead Director with substantial and clearly delineated authority.
•	We do not have a stockholder rights plan.
•	Each director serves a one-year term and stands for re-election at each annual meeting.
•

Directors elected in uncontested elections must receive a majority vote.  A director who fails to receive the required number of votes for election must tender his or her written resignation for consideration by the Board.

•	All of our named executive officers hold Ecolab common stock in excess of our stock ownership guidelines.

For more information, see page 12.

ECOLAB - 2016 Proxy Statement	3

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 5, 2016

370 Wabasha Street North, Saint Paul, Minnesota 55102

The Board of Directors of Ecolab Inc. is using this Proxy Statement (the “Proxy Statement”) to solicit proxies from the holders of Ecolab Common Stock, par value $1.00 per share (“Common Stock”), for use at the 2016 Annual Meeting of Ecolab Stockholders. We are first mailing this Proxy Statement and accompanying form of proxy to Ecolab stockholders on or about March 21, 2016.

•	Meeting Time and Place – Thursday, May 5, 2016, at 10:00 a.m., in the Auditorium of the Landmark Center, 75 West 5th Street, Saint Paul, Minnesota 55102.
•	Purpose of the Meeting – is to vote on the following items:
1.	To elect as Directors to a one-year term ending in 2017 the 15 nominees named in this Proxy Statement;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2016;
3.	To approve an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan;
4.	To approve, on an advisory basis, the compensation of executives disclosed in the Proxy Statement;
5.	To consider a stockholder proposal, if properly presented at the meeting, regarding proxy access; and
6.	To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.
•	Record Date – The record date for determining the holders of Common Stock entitled to vote at our Annual Meeting is the close of business on March 8, 2016.
•

Shares Entitled to Vote – As of March 8, 2016, the record date for the meeting, there were 293,636,755 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted.

Note – References in this Proxy Statement to “Ecolab,” “the Company,” “we,” or “our” are to Ecolab Inc.

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VOTING PROCEDURES

Quorum – A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.

Broker Non-Votes – Generally, broker non-votes occur on a proposal when a broker is not permitted under applicable rules to vote on that proposal without instruction from the beneficial owner of the Common Stock and no instruction is given. Broker non-votes are not counted as votes cast for any purpose in determining whether a matter has been approved. To ensure that their views are represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.

How to Vote by Proxy – You may vote in person by ballot at our Annual Meeting or by submitting a valid proxy. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote by ballot, thereby canceling any proxy previously submitted.

Voting instructions are included on your proxy card. If you properly complete your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for or against each nominee, or you may abstain from voting on the election of one or more nominees.

Revoking Your Proxy – You may revoke your proxy at any time before it is voted by:

•	timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet;
•	timely delivery of written notice to our Corporate Secretary before the Annual Meeting, stating that you have revoked your proxy; or
•	voting by ballot at our Annual Meeting.

Treatment of Abstentions – Shares voting “Abstain” will have no effect on the election of directors. For the other proposals to be voted on at the Annual Meeting, abstentions are treated as shares present or represented and voting and therefore have the same effect as negative votes.

Vote Tabulation – The vote on each proposal will be tabulated as follows:

Proposal 1: Election of Directors – Each nominee will be elected by a majority of the votes cast in uncontested elections. We currently expect that the election of directors at our meeting will be uncontested. Under the majority voting standard, a nominee must receive a number of “FOR” votes that exceeds 50% of the votes cast with respect to that director’s election. Votes cast with respect to a nominee include votes FOR or AGAINST a nominee and exclude abstentions and broker non-votes.

In a contested election, directors will be elected by a plurality vote. A contested election is an election in which the number of candidates for election as directors exceeds the number of directors to be elected. Under the plurality standard, the 15 nominees receiving the most number of “FOR” votes will be elected as directors.

If an uncontested nominee for director does not receive an affirmative majority of “FOR” votes, he or she will be required to promptly offer his or her resignation to the Board’s independent Governance Committee. That committee will then make a recommendation to the Board as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the recommendation of the Governance Committee or the Board’s decision with respect to his or her resignation.

Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the election of the 15 nominees named in this Proxy Statement. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted FOR such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors to constitute the entire Board.

ECOLAB - 2016 Proxy Statement	5

VOTING PROCEDURES

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm – The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

Proposal 3: Approval of an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan –  The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting will constitute approval of the amendment of the Company's 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, provided that, in compliance with New York Stock Exchange rules, the total votes cast on the proposal (including abstentions) represent over 50% of our total outstanding shares entitled to vote on the proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the amendment of the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.

Proposal 4: Advisory Vote to Approve the Compensation of Executives Disclosed in this Proxy Statement – The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the compensation of executives disclosed in this Proxy Statement. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the compensation of executives disclosed in this Proxy Statement.

Proposal 5: Stockholder Proposal Regarding Proxy Access – The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the proposal.

Discretionary Voting – We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.

Adjournments – Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

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Communications with Directors

Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at http://investor.ecolab.com/ corporate-governance:

•	to correspond with the Board’s Lead Director, please complete and submit the on-line “Contact Lead Director” form;
•	to report potential issues regarding accounting, internal controls and other auditing matters to the Board’s Audit Committee, please complete and submit the on-line “Contact Audit Committee” form; or
•

to make a stockholder recommendation for a potential candidate for nomination to the Board, please submit an e-mail to the Board’s Governance Committee, in care of our Corporate Secretary, at investor.info@ecolab.com.

All substantive communications regarding governance matters or potential accounting, control, compliance or auditing irregularities are promptly relayed or brought to the attention of the Lead Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the on-line communications received, whether or not our management believes they are substantive. In addition to on-line communications, interested parties may direct correspondence to our Board of Directors, our Board Committees or to individual directors at our headquarters address, repeated at the top of page 4 of this Proxy Statement.

Future Stockholder Proposals and Director Nomination Process

Any stockholder proposal, other than those for director nominations, must comply with advance notice procedures set forth in Article II, Section 4 of our By-Laws. As described in more detail below, stockholder proposals for director nominations must comply with Article II, Section 3 and Section 15 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder’s notice to our Corporate Secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and, as to the stockholder giving the notice and any Stockholder Associated Person (i.e., any person acting in concert, directly or indirectly, with such stockholder and any person controlling, controlled by or under common control with such stockholder) (i) the name and record address of such person, (ii) the class or series and the number of shares beneficially owned by the stockholder, (iii) the nominee holder for, and number of, shares owned beneficially but not of record by such person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement or arrangement has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any share of stock of the Company, (v) to the extent known, the name and address of any other stockholder supporting the proposal, (vi) a description of all arrangements or understandings between or among such persons in connection with the proposal and any material interest in such proposal, and (vii) a representation by the stockholder that he or she intends to appear at the Annual Meeting to present the business. Any ownership information shall be supplemented by the stockholder giving the notice not later than ten (10) days after the record date for the meeting as of the record date. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at http://investor.ecolab.com/corporate-governance. If the presiding Chairperson of the Annual Meeting of Stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the By-Law provisions, that business will not be transacted or the defective nomination will not be accepted.

•

Deadline for Inclusion in the Proxy Statement – All proposals, other than with respect to director nominees (as discussed below), to be considered by the Board for inclusion in the Proxy Statement and form of proxy for next year’s Annual Meeting of Stockholders expected to be held on May 4, 2017, must be received by the Corporate Secretary at our headquarters address, repeated at the top of page 4 of this Proxy Statement, no later than November 21, 2016.

•

Deadline for Consideration – Stockholder proposals not included in a Company proxy statement for an annual meeting as well as proposed stockholder nominations for the election of directors for inclusion in the Company’s proxy statement and form of proxy at an annual meeting must each comply with advance notice procedures set forth in our By-Laws in order to

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STOCKHOLDER ACCESS

be properly brought before that annual meeting of stockholders. In general, written notice of a stockholder proposal or a director nomination must be received by the Corporate Secretary not less than 120 days nor more than 150 days prior to the anniversary date of the preceding annual meeting of stockholders. With regard to next year’s Annual Meeting of Stockholders, expected to be held on May 4, 2017, the written notice must be received between December 6, 2016 and January 5, 2017, inclusive.

•

Director Nomination Process – Our Board’s Governance Committee has, under its Charter, responsibility for director nominee functions, including review of any director nominee candidates recommended by stockholders. The Governance Committee has the following duties and authority:

-	Review and recommend to the Board of Directors policies for the composition of the Board, including such criteria as:
▪	size of the Board;
▪	diversity of gender, race, ethnicity, experience, employment, background and other relevant factors of Board members;
▪	the proportion of the Board to be comprised of non-management directors;
▪	qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and
▪	director retirement requirements or standards.
-	Review any director nominee candidates recommended by stockholders.
-	Identify, interview and evaluate director nominee candidates and have sole authority to:
▪	retain and terminate any search firm to be used to assist the Committee in identifying director candidates; and
▪	approve the search firm’s fees and other retention terms.
-	Recommend to the Board:
▪	the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders;
▪	the director nominees to fill vacancies on the Board; and
▪	the members of each Board Committee.

Any stockholder nomination for directors must comply with the advance notice procedures set forth in Article II, Section 3 and Section 15 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder’s notice to our Corporate Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address, residence address and record address of such person, (ii) the principal occupation or employment of such person, (iii) the following information regarding such person: (A) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such person, (B) any option, warrant, convertible security, stock appreciation right, or similar derivative instrument related to any class or series of shares of the Company that is directly or indirectly owned beneficially by such person; (C) any proxy, contract, agreement, arrangement, understanding, or relationship pursuant to which such person has a right to vote any shares of any security of the Company; (D) any “short interest” in any security of the Company; (E) any rights to dividends on the shares of the Company owned beneficially by such person that are separated or separable from the underlying shares of the Corporation; (F) any proportionate interest in shares of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (G) any performance-related fees (other than an asset-based fee) to which such person is entitled based on any increase or decrease in the value of shares of the Company or any derivative instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such person’s immediate family sharing the same household, (iv) any information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (v) the nominee holder for, and number of, shares owned beneficially but not of record by such person, (vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director on the date of such stockholder’s notice, (vii) a description of all arrangements or understandings between or among such persons pursuant to which the nomination(s) are to be made by the stockholder and (viii) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice. In addition to the information required pursuant to Section 3, our By-Laws provide that the Company may require any proposed nominee to furnish such other information (a) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director under

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the rules and listing standards of the principal United States securities exchanges upon which the Common Stock of the Company is listed or traded, any applicable rules of the U.S. Securities and Exchange Commission or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Company’s directors, (b) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee, or (c) that may reasonably be requested by the Company to determine the eligibility of such nominee to serve as a director of the Company. Any ownership information shall be supplemented by the stockholder giving the notice not later than ten (10) days after the record date for the meeting as of the record date. The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the foregoing procedures. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at http://investor.ecolab.com/corporate-governance.

In terms of our principles for composition of the Board generally, and qualifications for director nominees specifically, we refer you to our Corporate Governance Principles, which can be found on our website at http://investor.ecolab.com/corporate-governance. Under these provisions, for example:

•

No more than three Board members will be from current management. These management members normally would be the Chief Executive Officer, the Chairman (if an employee of the Company and not the CEO) and the President (if an employee of the Company and not the CEO) but may be any other officer deemed appropriate by the Board;

•

It is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background, with the predominance of members being chief or executive officers from different industries; and

•

A continuing effort is made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups. The Board of Directors is committed to actively seeking out highly-qualified women and minority candidates for each search the Board undertakes. In identifying, evaluating and recommending director nominee candidates, the Committee will consider diversity of gender and ethnicity within the Board, the criteria set forth in the section above entitled “Director Nomination Process,” and such other factors as the Committee deems appropriate. The Board conducts a periodic review of its efforts to achieve such diversity among its members.

Other criteria relevant to service as a director of our Company are also set forth in our Corporate Governance Principles.

All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate’s qualifications. The Governance Committee screens and submits to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors. The same evaluation process and criteria are used by the Committee (i) for recommendations for director candidates submitted by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws and (ii) for recommendations submitted by any other source, such as a director or a third-party search firm.

New Director Selection Process

In recent years, the Governance Committee’s efforts in recruiting new directors have included a focus on candidates with significant organizational leadership experience, including individuals who were chief executive officers or otherwise headed a large and complex organization, and on qualified candidates with experience that would round out our Board, particularly experience germane to our key end-markets, such as food, water and energy, and technical competencies, such as information technology and cybersecurity. The Committee has also sought to ensure that women and people of color were considered each time that the Committee undertook a formal search process to recruit director candidates.

Since our Annual Meeting of Stockholders in May 2015, one director, David W. MacLennan, has joined our Board. As Cargill Incorporated’s Chairman and CEO, Mr. MacLennan has significant leadership and strategic planning skills; possesses extensive knowledge and insight in corporate governance, risk management, financial management and global business practices; has considerable knowledge and experience in certain of our key end-markets, including food and energy; and is a prominent figure in the business community in which the Company’s headquarters is located. Mr. MacLennan is also a former colleague of director Robert L. Lumpkins, who worked closely with Mr. MacLennan during his nearly 40-year tenure at Cargill, and a professional acquaintance of our Chief Executive Officer, Douglas M. Baker, Jr. Based on Mr. MacLennan’s qualifications and experience, and upon the recommendation of Messrs. Lumpkins and Baker, Mr. MacLennan was interviewed by our Lead Director and Governance Committee Chair and other members of the Governance Committee in 2015. Following this process, Mr. MacLennan was appointed to the Board in December 2015 for a term expiring at this year’s Annual Meeting. See Mr. MacLennan’s biography on page 23.

ECOLAB - 2016 Proxy Statement	9

SECURITY OWNERSHIP

Certain Beneficial Owners

The following table sets forth information as to entities which have reported to the Securities and Exchange Commission (“SEC”) or have advised us that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of our outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common	William H. Gates III	32,286,819 (2)	11.0%
	One Microsoft Way
	Redmond, WA 98052
Common	The Vanguard Group	17,722,980 (3)	6.0%
	100 Vanguard Blvd.
	Malvern, PA 19355
Common	BlackRock, Inc.	15,453,495 (4)	5.3%
	55 East 52nd Street
	New York, NY 10022
(1)	The percent of class is based on the number of voting shares outstanding as of March 8, 2016.
(2)

This information is based on Amendment No. 5 to the Schedule 13D filed jointly with the SEC on May 7, 2012 by Cascade Investment, L.L.C., which we refer to as Cascade, William H. Gates III, whom we refer to as Mr. Gates, the Bill and Melinda Gates Foundation Trust, which we refer to as the Trust, and Melinda French Gates, whom we refer to as Mrs. Gates, and a Form 4 relating to Mr. Gates filed with the SEC on June 7, 2012. Mr. Gates reports that he has sole power to vote or direct the vote, and to dispose or to direct the disposition, of 27,920,394 shares of Ecolab Common Stock beneficially owned by Cascade, as the sole member of such entity. Additionally, the Schedule 13D reports that Mr. Gates and Mrs. Gates share the power to vote or direct the vote, and to dispose or to direct the disposition of, 4,366,425 shares of Ecolab Common Stock beneficially owned by the Trust, as co-trustees of such entity.

(3)

This information is based on Amendment No. 3 to the Schedule 13G filed on February 11, 2016 by The Vanguard Group, Inc., which we refer to as Vanguard. Vanguard reports that, as of December 31, 2015, they have sole power to vote or direct the vote of 501,330 shares, shared power to vote or direct the vote of 27,000 shares, sole power to dispose or to direct the disposition of 17,197,561 shares and shared power to dispose or direct the disposition of 525,419 shares of Ecolab Common Stock.

(4)

This information is based on Amendment No. 1 to the Schedule 13G filed on February 10, 2016 by BlackRock, Inc. (“BlackRock”). BlackRock reports that, as of December 31, 2015, they have sole power to vote or direct the vote of 13,059,396 shares, and sole power to dispose or to direct the disposition of 15,453,495 shares of Ecolab Common Stock.

10	ECOLAB - 2016 Proxy Statement

SECURITY OWNERSHIP

Executive Officers and Directors

In general, “beneficial ownership” includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days and stock underlying stock units that may be acquired within 60 days. On March 8, 2016, our current executive officers and directors beneficially owned, in the aggregate, 4,436,908 shares of Common Stock constituting approximately 1.5% of our shares outstanding. As required by SEC disclosure rules, “shares outstanding” for this purpose includes options exercisable within 60 days and stock underlying stock units that may be acquired within 60 days by such executive officers and directors. The detail of beneficial ownership is set forth in the following table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares Beneficially Owned
Named Executive Officers
Douglas M. Baker, Jr. (Chief Executive Officer)	1,709,745	(1)(2)(4)	*
Daniel J. Schmechel (Chief Financial Officer)	299,187	(1)(2)	*
Thomas W. Handley	370,535	(1)(2)(4)	*
Michael A. Hickey	214,838	(1)(2)	*
Christophe Beck	171,764	(1)(2)	*
Directors and Nominees
Barbara J. Beck	48,722	(2)(3)	*
Leslie S. Biller	113,823	(2)(3)	*
Carl M. Casale	11,014	(2)(3)	*
Stephen I. Chazen	16,271	(2)(3)	*
Jeffrey M. Ettinger	3,388	(2)(3)	*
Jerry A. Grundhofer	92,452	(2)(3)(4)	*
Arthur J. Higgins	37,614	(2)(3)	*
Joel W. Johnson	124,412	(2)(3)(4)	*
Michael Larson	15,333	(2)(3)(5)	*	(5)
Jerry W. Levin	35,878	(2)(3)	*
Robert L. Lumpkins	113,228	(2)(3)(4)	*
David W. MacLennan	5,754	(2)(3)(4)	*
Tracy B. McKibben	3,350	(2)(3)	*
Victoria J. Reich	37,745	(2)(3)(4)	*
Suzanne M. Vautrinot	6,549	(2)(3)	*
John J. Zillmer	46,800	(2)(3)	*
Current Directors and Executive Officers as a Group (30 persons)	4,436,908	(4)(5)	1.5	% (4)(5)

*Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)

Includes the following shares held by officers in the Ecolab Savings Plan and ESOP for Traditional Benefit Employees as of the last Plan report: Mr. Baker, 9,989; Mr. Schmechel, 5,133; Mr. Handley, 1,016;  Mr. Hickey, 7,219;  and Mr. Beck, 2,012.

(2)

Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 8, 2016 including, in the case of retirement-eligible officers, options vesting upon retirement from the Company: Mr. Baker, 1,228,689; Mr. Schmechel, 183,708; Mr.  Handley, 264,425; Mr. Hickey, 167,777; Mr. Beck, 152,077; Ms. Beck, 30,500; Mr.  Biller, 38,800; Mr. Casale, 5,600; Mr. Chazen, 7,800;  Mr. Ettinger, 2,200; Mr.  Grundhofer, 15,800; Mr. Higgins, 20,300; Mr.  Johnson, 38,800; Mr. Larson, 12,300; Mr.  Levin, 4,600; Mr.  Lumpkins, 38,800;  Mr. MacLennan, 0; Ms. McKibben, 2,600; Ms. Reich, 22,500; Ms. Vautrinot, 5,100; and Mr. Zillmer, 34,000.

(3)

Includes the following interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan: Ms. Beck, 18,221; Mr. Biller, 31,649; Mr. Casale, 1,609; Mr. Chazen, 3,471;  Mr. Ettinger, 1,188; Mr. Grundhofer, 45,624; Mr. Higgins, 12,314; Mr. Johnson, 50,782; Mr. Larson, 3,033; Mr. Levin, 31,278; Mr. Lumpkins, 30,740;  Mr. MacLennan, 68; Ms. McKibben, 750; Ms. Reich, 14,244; Ms. Vautrinot, 1,448; and Mr. Zillmer, 7,999. The stock units are Common Stock equivalents which may not be voted or transferred. They are included in the table because in certain circumstances they will be paid in the form of Common Stock within 60 days after a director leaves the Board.

(4)

Beneficial ownership includes 19,215 shares held by or on behalf of family members of certain directors or executive officers. Includes 4,297 shares of Mr. Grundhofer and 41,235 shares of Mr. Johnson, indirectly held in foundations by those respective persons in which they have no economic interest but have voting authority and/or power of disposition; 72,500 shares of Mr. Baker, 70,952 shares of Mr. Handley, 10,604 shares of Mr. Johnson, 28,858 shares of Mr. Lumpkins, 5,685 shares of Mr. MacLennan and 1,000 shares of Ms. Reich held in trusts over which they or an immediate family member have voting authority and/or power of disposition; 32,640 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports; and 3,318,855 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 8, 2016 including, in the case of retirement-eligible officers, options vesting upon retirement from the Company.

(5)

Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), an entity owned by William H. Gates III, and the chief investment officer for Mr. Gates. As the Business Manager of Cascade,  Mr. Larson has voting and investment power with respect to 27,920,394 shares of Ecolab Common Stock held by Cascade, and as the chief investment officer for Mr. Gates, he has voting and investment power with respect to 4,366,425 shares of Ecolab Common Stock held by the Bill & Melinda Gates Foundation Trust (the “Trust”).  Mr. Larson disclaims beneficial ownership of any shares held by Cascade or the Trust.

ECOLAB - 2016 Proxy Statement	11

CORPORATE GOVERNANCE

Corporate Governance Materials and Code of Conduct

Our Company is managed under the overall direction of our Board of Directors for the benefit of all stockholders. Written materials concerning policies of our Board of Directors, corporate governance principles and corporate ethics practices, including our Code of Conduct as last amended in 2012, are available on our website at http://investor.ecolab.com/ corporate-governance.

We intend to promptly disclose on our website should there be any amendments to, or waivers by the Board of Directors of, the Code of Conduct.

Board Structure

Under our Corporate Governance Principles, the preferable size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background. Our Board of Directors currently consists of 17 members. Messrs. Johnson and Lumpkins will be retiring from the Board as of the 2016 Annual Meeting of Stockholders. As described on page 20 under Proposal 1: Election of Directors, 15 nominees, if elected, will serve a one-year term ending as of the 2017 Annual Meeting expected to be held on May 4, 2017.

Board Leadership Structure

Our Board of Directors is led by Douglas M. Baker, Jr., our Chairman, who is also our Chief Executive Officer. Mr. Baker has served as our Chief Executive Officer and as a director since 2004, and he was elected Chairman in 2006.

As stated in our Corporate Governance Principles, the Board believes that it is best not to have a fixed policy on whether the offices of Chairman and Chief Executive Officer are to be held by one person or two. In May 2015, the Board determined that its current board leadership structure remains appropriate and best serves the interests of stockholders at this time. In making that annual determination, the Board considered numerous factors, including the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer; the significant operating experience and qualifications of Mr. Baker; the importance of deep Ecolab knowledge in exercising business judgment in leading the Board; the size and complexity of our business; the significant business experience and tenure of our directors; and the qualifications and role of our Lead Director.

In accordance with our Corporate Governance Principles, the independent directors, after recommendation of the Governance Committee, re-appointed Jerry W. Levin as Lead Director in May 2015. As detailed in Mr. Levin’s biography and qualifications on page 23, Mr. Levin has extensive public company board experience. Mr. Levin also is independent and is the Board’s longest-serving director, with 23 years of continuous service, so he has considerable knowledge of our business. Specific responsibilities of the Lead Director, as enumerated in our Corporate Governance Principles, include:

•	presiding over meetings of the board at which the Chairman is not present, including executive sessions of the independent directors;
•	acting as a liaison between the Chairman and the independent directors;
•	reviewing and approving information sent to the Board;
•	reviewing and approving meeting agendas for the Board;
•	reviewing and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	at the discretion of the Lead Director, calling meetings of the independent directors; and
•	if requested by significant stockholders, ensuring that he or she is available for consultation and direct communication.

Mr. Baker continues to work closely with Mr. Levin to ensure the smooth and effective operation of the Board.

Board’s Role on Risk Oversight

The Board of Directors, in exercising its overall responsibility to direct the business and affairs of the Company, has established various processes and procedures with respect to risk management. First, annually as a core agenda item of the full Board, management presents to the Board a comprehensive and detailed risk assessment for the Company after

12	ECOLAB - 2016 Proxy Statement

CORPORATE GOVERNANCE

following a vigorous enterprise risk review and analysis. Pursuant to the risk assessment, the Company has categorized the most relevant risks as follows: strategic, operating, reporting and compliance. As part of the annual risk assessment, the Board determines whether any of the Company’s overall risk management processes or control procedures requires modification or enhancement.

Strategic risk, which relates to the Company properly defining and achieving its high-level goals and mission, and operating risk, which relates to the effective and efficient use of resources and pursuit of opportunities, are regularly monitored and managed by the full Board through the Board’s regular and consistent review of the Company’s operating performance and strategic plan. For example, at each of the Board’s six regularly scheduled meetings throughout the year, management provided the Board presentations on the Company’s various business units as well as the Company’s performance as a whole. Agenda items were included for significant developments as appropriate, for example, significant acquisitions, important market developments and management succession. Pursuant to the Board’s established monitoring procedures, Board approval is required for the Company’s strategic plan and annual plan which are reported on by management at each Board meeting. Similarly, significant transactions, such as acquisitions and financings, are brought to the Board for approval.

Reporting risk, which relates to the reliability of the Company’s financial reporting, and compliance risk, which relates to the Company’s compliance with applicable laws and regulations, are primarily overseen by the Audit Committee. The Audit Committee meets at least five times per year and, pursuant to its charter and core agendas, receives input directly from management as well as from the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, regarding the Company’s financial reporting process, internal controls and public filings. The Committee also receives regular updates from the Company’s General Counsel and the Chief Compliance Officer regarding any Code of Conduct issues or legal compliance concerns and annually receives a summary of all Code of Conduct incidents during the preceding year from the Chief Compliance Officer. See “Board Committees – Audit Committee” on page 14 for further information on how the Audit Committee monitors, and assists the Board of Directors’ oversight of, reporting and compliance risks.

The Company believes that its leadership structure, discussed in detail above, supports the risk oversight function of the Board. While the Company has a combined Chairman of the Board and Chief Executive Officer, we have a Lead Director, strong directors chair the various Board Committees involved in risk oversight, there is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Compensation Risk Analysis

The Compensation Committee has established an annual process and criteria for assessing risk in our compensation programs and has directed management to apply that process and criteria to all compensation plans and practices that have the potential to give rise to behavior that creates risks that are reasonably likely to have a material adverse effect on the Company and to report the results to the Compensation Committee. As part of the process in 2015, the Company took the following steps to complete the assessment: (1) we agreed on a materiality framework for determining which compensation plans and practices to review; (2) we inventoried plans and practices that fell within the materiality framework; (3) we reviewed the identified plans and practices against our evaluation framework established in consultation with the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (“Cook & Co.”); (4) we identified factors, processes or procedures in place which may mitigate any risks in identified plans and practices; and (5) the Compensation Committee reviewed the results of the analysis with Cook & Co. Our risk assessment revealed that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, we took into account the compensation mix for our employees as well as various risk control and mitigation features of our programs, including varied and balanced performance targets, review procedures for incentive pay calculations, appropriate incentive payout caps, the Company’s rights to cancel incentive awards for employee misconduct, discretionary authority of the Compensation Committee to reduce award pay-outs, internal controls around customer and distributor pricing and contract terms, our stock ownership guidelines, prohibition on hedging Company stock and our compensation recovery (“clawback”) policy.

Director Attendance

There were six meetings of the Board of Directors during the year ended December 31, 2015. Each incumbent director attended at least 75% of all Board meetings and meetings held by all Committees on which he or she served. Overall attendance at Board and Committee meetings was 97%. Directors are expected, but are not required, to attend our Annual Meeting of Stockholders. All of the directors then serving who were continuing to serve following the meeting attended last year’s Annual Meeting.

ECOLAB - 2016 Proxy Statement	13

CORPORATE GOVERNANCE

Board Committees

Our By-Laws permit the Board of Directors to designate Committees, each comprised of three or more directors, to assist the Board in carrying out its duties. The Board annually reviews its Committee structure as well as the Charter and composition of each Committee and makes modifications as necessary. The Charters for the Board’s five standing Committees - Audit, Compensation, Finance, Governance and Safety, Health and Environment - were last reviewed and approved by the Board in May 2015, and the charter for the Audit Committee was amended effective August 2015. The Charters of each of our Committees are available on our website at www.investor.ecolab.com/corporate-governance. The separately designated standing Audit Committee meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The members of the Audit, Compensation and Governance Committees meet the “independence” and other requirements established by the rules and regulations of the SEC, the Internal Revenue Code of 1986, as amended (the “IRS Code”), the New York Stock Exchange and our Board, as applicable.

•

Audit Committee – The Audit Committee members are Mses. McKibben, Reich (Vice Chair) and Vautrinot and Messrs. Casale, Chazen, Johnson (Chair),  Lumpkins and MacLennan. The Committee met six times during 2015. In addition, either the full Audit Committee or the Committee Chair, as representative of the Committee (and at their election the other members of the Audit Committee), discussed the interim financial information contained in each quarterly earnings announcement for the first three calendar quarters of 2015 with our Chief Financial Officer, Controller and Assistant Controller and with our independent registered public accounting firm, prior to each of our quarterly earnings announcements. The Committee met to discuss the financial information contained in the fourth quarter and full year 2015 earnings announcement prior to dissemination of that press release and it being furnished to the SEC on a Form 8-K in February 2016. The Form 10-K for the year ended December 31, 2015, was also discussed by the Committee at its February 2016 meeting prior to filing.

The Committee fulfills, and assists the Board of Directors’ oversight of, its responsibilities to monitor: (i) the quality and integrity of our consolidated financial statements and management’s financial control of operations; (ii) the qualifications, independence and performance of the independent accountants; (iii) the role and performance of the internal audit function; (iv) our compliance with legal and regulatory requirements; and (v) our cybersecurity program and related risks. The Committee meets regularly and privately with our management and internal auditors and with our independent registered public accounting firm, PricewaterhouseCoopers LLP.

A report of the Audit Committee is found under the heading “Audit Committee Report” at page 57.

The Board of Directors has determined that each member of the Audit Committee is “independent” and meets the independence and other requirements of Sections 303A.02 and 303A.07(b) of the listing standards of the New York Stock Exchange, and Rule 10A-3 under the Exchange Act, as well as of our Board. The Board has determined that each of Mses. McKibben and Reich and Messrs. Casale, Chazen, Johnson, MacLennan and Lumpkins is an “audit committee financial expert” under the SEC’s rules and should be so designated. Further, the Board has determined, in its business judgment, that each of Mses. McKibben and Reich and Messrs. Casale, Chazen, Johnson, MacLennan and Lumpkins has “accounting and related financial management expertise” and that each member of the Audit Committee is “financially literate” under the New York Stock Exchange’s listing standards.

•

Compensation Committee – The Compensation Committee members are Messrs. Biller, Ettinger, Grundhofer (Chair), Higgins, Levin and Zillmer (Vice Chair). The Committee met six times during 2015. The principal functions of this Committee are to: (i) review and approve or recommend to the Board, as applicable, with respect to the establishment, amendment and administration of any compensation plans, benefits plans, severance arrangements and long-term incentives for directors and any executive officers (including the CEO); (ii) review and approve our overall compensation policy and annual executive salary plan, including CEO compensation; and (iii) administer our director stock option and deferred compensation plans, executive and employee stock incentive plans, stock purchase plans, cash incentive programs and stock retention and ownership guidelines. The Committee may not delegate its primary responsibilities with respect to overseeing executive officer compensation. In accordance with the terms of our 2010 Stock Incentive Plan, the Committee has delegated to the CEO (in his capacity as a director) the authority to grant long-term incentives to employees who are not officers or directors, subject to specified thresholds and applicable law. A report by the Committee is located on page 26 of this Proxy Statement.

To assist the Committee in the design and review of the executive and director compensation programs, the Committee has selected and retained Cook & Co., an independent compensation consulting firm, which reports directly to the Committee. As requested from time to time on behalf of the Committee, Cook & Co. provides the Committee with market data regarding various components of executive and director compensation, reviews the methodology on which compensation is based and designed, and informs the Committee of market trends in executive and director compensation. Cook & Co. performs no services for us other than those performed on behalf of the Committee.

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CORPORATE GOVERNANCE

The Committee has considered the independence of Cook & Co. in light of SEC rules and New York Stock Exchange listing standards. In connection with this process, the Committee has reviewed, among other items, a letter from Cook & Co. addressing the independence of Cook & Co. and the members of the consulting team serving the Committee, including the following factors: (i) other services provided to us by Cook & Co.; (ii) fees paid by us as a percentage of Cook & Co.’s total revenue; (iii) policies or procedures of Cook & Co. that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Committee; (v) any Ecolab stock owned by the senior advisor; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Committee discussed these considerations and concluded that the work performed by Cook & Co. and its senior advisor involved in the engagement did not raise any conflict of interest.

The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the SEC (including Rule 16b-3), the New York Stock Exchange, and Section 162(m) of the IRS Code and of our Board.

•

Finance Committee – The current Finance Committee members are Mses. McKibben and Vautrinot and Messrs. Biller (Chair), Chazen, Grundhofer, and Larson (Vice Chair). The Committee met six times during 2015. The principal functions of this Committee are to review and make recommendations to the Board concerning: (i) management’s financial and tax policies and standards; (ii) our financing requirements, including the evaluation of management’s proposals concerning funding to meet such requirements; (iii) share repurchases and dividends; (iv) our capital expenditure budget; (v) adequacy of insurance coverage; and (vi) our use of derivatives to limit financial risk. The Committee also evaluates specific acquisition, divestiture and capital expenditure projects from a financial standpoint and reviews the financial impact of our significant retirement plans.

•

Governance Committee – The Governance Committee members are Ms. Beck and Messrs. Casale, Higgins (Vice Chair), Johnson, Levin (Chair), MacLennan and Zillmer. The Committee met four times during 2015. Certain functions of the Governance Committee are described on pages 8 and 9 of this Proxy Statement under the heading “Director Nomination Process.” In addition, the principal functions of this Committee include: (i) lead the annual review of Board performance and effectiveness; (ii) review the Board’s organizational structure and operations (including appointing a lead director for executive sessions of non-management directors) and its relationship to senior management; (iii) review issues of senior management succession; (iv) lead the annual Chief Executive Officer performance review and oversee the evaluation process for senior management; (v) review Certificate of Incorporation, By-Law or stockholder rights plan issues or changes in fundamental corporate charter provisions; (vi) review various corporate governance matters (including any necessary modifications to the Corporate Governance Principles); (vii) review and recommend to the Board with respect to director independence determinations and review, approve or ratify reportable related-person transactions; (viii) receive reports from management with regard to relevant social responsibility issues and report to the Board as appropriate; (ix) review our Company’s efforts to achieve its affirmative action and diversity goals; (x) review director orientation, training and continuing education; (xi) review our political contributions policy as well as our corporate contributions; and (xii) undertake special projects which do not fall within the jurisdiction of other committees of the Board.

The Board of Directors has determined that each member of the Governance Committee meets the “independence” requirements of the SEC, the New York Stock Exchange and of our Board.

•

Safety, Health and Environment Committee – The members of the Safety, Health and Environment Committee are Mses. Beck (Vice Chair) and Reich and Messrs. Baker,  Ettinger, Larson, and Lumpkins (Chair). The Committee met four times during 2015. This Committee monitors compliance with applicable safety, health and environmental (“SHE”) laws and regulations. The principle functions of this Committee include: (i) review SHE policies, programs and practices, SHE risks, SHE statistics, pending SHE matters, security risks and industry best practices; (ii) review regulatory, environmental and health and safety trends, issues and concerns which affect or could affect Ecolab’s SHE practices; (iii) review the implementation of Ecolab’s SHE practices and related compliance with applicable policies; and (iv) review Ecolab’s Sustainability Report.

ECOLAB - 2016 Proxy Statement	15

DIRECTOR COMPENSATION FOR 2015

Director Compensation Table

The following table summarizes the compensation that our non-employee directors received during 2015.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
Barbara J. Beck	105,000	100,000	53,614	258,614
Leslie S. Biller	120,000	100,000	53,614	273,614
Carl M. Casale	115,000	100,000	53,614	268,614
Stephen I. Chazen	115,000	100,000	53,614	268,614
Jeffrey M. Ettinger(4)	68,365	65,110	53,614	187,089
Jerry A. Grundhofer	125,000	100,000	53,614	278,614
Arthur J. Higgins	105,000	100,000	53,614	258,614
Joel W. Johnson	125,000	100,000	53,614	278,614
Michael Larson	105,000	100,000	53,614	258,614
Jerry W. Levin	145,000	100,000	53,614	298,614
Robert L. Lumpkins	130,000	100,000	53,614	283,614
David W. MacLennan(5)	8,274	7,880	0	16,154
Tracy B. McKibben(6)	97,111	84,444	63,362	244,917
Victoria J. Reich	115,000	100,000	53,614	268,614
Suzanne M. Vautrinot	115,000	100,000	53,614	268,614
John J. Zillmer	105,000	100,000	53,614	258,614
(1)

Represents annual retainer of $105,000 earned during 2015, plus additional fees paid to the Lead Director, the respective Chairs of Board Committees and the members of the Audit Committee; includes retainer and fees, if any, deferred at the election of directors pursuant to the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the “2001 Plan”).  The features of the 2001 Plan are described under the heading “Proposal 3: Approval of an Amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan” of this Proxy Statement. The dollar amount of retainer and fees deferred by applicable directors during 2015 is as follows: Ms. Beck, $105,000; Mr. Chazen, $57,500; Mr. Ettinger, $68,365; Mr. Grundhofer, $125,000; Mr. Higgins, $105,000; Mr. Johnson, $125,000; Mr. Lumpkins, $130,000; and Ms. Reich, $115,000.

(2)

Represents the crediting by the Company of $100,000 (or a pro rata portion thereof) to a deferred stock unit account under the 2001 Plan during 2015, which also represents the full grant date fair value of each stock unit award under FASB ASC Topic 718. The features of the deferred stock unit account are described under the heading “Proposal 3: Approval of an Amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan” of this Proxy Statement.

(3)

Represents the full grant date fair value of each option award, computed in accordance with FASB ASC Topic 718. The value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant to directors. Director stock options granted in May 2015 to directors have a ten-year contractual exercise term and vest 25% at the end of each three-month period following the date of grant. Key assumptions include: risk-free rate of return, expected life of the option, expected stock price volatility and expected dividend yield. The specific assumptions used in the valuation of these options is summarized in the table below:

Grant Date	Risk Free Rate	Expected Life	Expected Volatility	Expected Dividend Yield
05/07/2015	1.76%	6.12 years	22.86%	1.17%

As of December 31, 2015, the aggregate number of stock options held by each director named in the table above is as follows: Ms. Beck, 30,500; Mr. Biller, 38,800; Mr. Casale, 5,600; Mr. Chazen, 7,800;  Mr. Ettinger, 2,200;  Mr. Grundhofer, 15,800; Mr. Higgins, 20,300; Mr. Johnson, 38,800; Mr. Larson, 12,300; Mr. Levin, 4,600; Mr. Lumpkins, 38,800;  Mr. MacLennan, 0; Ms. McKibben, 2,600;  Ms. Reich, 22,500;  Ms. Vautrinot, 5,100; and Mr. Zillmer, 34,000.

(4)	Mr. Ettinger was elected to the Board effective May 2015, and received a pro-rated portion of compensation for 2015.
(5)	Mr. MacLennan was appointed to the Board effective December 2015, and received a pro-rated portion of compensation for 2015.
(6)

Ms. McKibben was elected to the Board effective February 2015, and received a pro-rated portion of compensation for 2015. Ms. McKibben received an initial stock option grant in May 2015 valued at $9,748 under FASB ASC Topic 718 to reflect her prorated service commencing in February, as well as her periodic stock option grant valued at $53,614.

16	ECOLAB - 2016 Proxy Statement

DIRECTOR COMPENSATION FOR 2015

Summary

During 2015, members of the Board of Directors who are not employees of the Company were entitled to receive base annual compensation valued at $260,000 as follows:

•	An annual retainer of $105,000;
•

$100,000 annually in the form of stock units (which are described under the heading “Proposal 3: Approval of an Amendment to the Ecolab Inc. Non-Employee Director Stock Option and Deferred Compensation Plan” below); and

•	Stock options having a grant date fair value of approximately $55,000.

We also paid the following supplemental retainers to the Lead Director, committee chairs and members of the Audit Committee:

Director Role	Amount ($)
Lead Director	25,000
Audit Committee Chair	20,000
Compensation Committee Chair	20,000
Finance Committee Chair	15,000
Governance Committee Chair	15,000
Safety, Health and Environment Committee Chair	15,000
Audit Committee Member	10,000

The base annual compensation of $260,000 per year, excluding committee retainers, is within the median range of our competitive market. For director compensation, we define our competitive market as a group of 20 comparison companies for compensation benchmarking and the median range as within 10% of the median for total annual director compensation. The companies comprising our comparison group are the same as the executive compensation comparison group and are set forth under the heading “Compensation Benchmarking” found under the Compensation Discussion and Analysis of this Proxy Statement.

All reasonable travel, telephone and other expenses incurred by directors on behalf of Ecolab were reimbursed.

Non-employee directors may elect to defer some, or all, of the cash portion of their annual retainer and additional fees in a cash account or a deferred stock unit account until cessation of Board service. Amounts deferred in the cash account earn interest at market rates and amounts deferred in the stock unit account are credited with dividend equivalents. Upon cessation of Board service, deferred amounts are paid in a lump sum or in equal installments to a maximum of ten years as elected by the director, with payments from the interest-bearing account made in cash and payments from the stock unit account made in shares of our Common Stock. The aggregate number of stock units held by each non-employee director is set forth under footnote (3) to the “Security Ownership – Executive Officers and Directors” table at page 11.

Director stock option grants are made on the date of the Annual Meeting of Stockholders and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes same-day stock volatility. We do not have a program, plan or practice to time stock option grants to directors in coordination with the release of material non-public information. Director stock options vest 25% at the end of each three-month period following the grant date. The options granted to directors under the 2001 Plan may be transferred to defined family members or legal entities established for their benefit.

Stock Retention and Ownership Guidelines

We have in place stock retention and ownership guidelines to encourage our directors to accumulate a significant ownership stake so they are vested in maximizing long-term stockholder returns. Our guidelines provide that our directors own Company stock with a market value of at least five times the annual retainer. Until the stock ownership guideline is met, the director is expected to retain 100% of all after-tax profit shares from stock option exercises. For purposes of complying with our guidelines, stock is not considered owned if subject to an unexercised stock option. Shares owned outright, legally or beneficially, by a director or his or her immediate family members residing in the same household and deferred stock units in the director’s deferral plan count towards meeting the guidelines. Our directors may not pledge shares or enter into any risk hedging arrangements with respect to Company stock. Our directors are in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% of all after-tax profit shares from any stock option exercises.

ECOLAB - 2016 Proxy Statement	17

Changes Effective in 2016

As set forth under the heading “Proposal 3: Approval of an Amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan” of this Proxy Statement, we are asking our stockholders to approve an amendment to our 2001 Plan that will place an $800,000 cap on the aggregate grant date fair value of 2001 Plan awards denominated in shares that may be made to any non-employee director of the Company during any calendar year, excluding such awards made at the election of a director to defer the receipt of cash compensation otherwise payable for services as a director.

DIRECTOR INDEPENDENCE STANDARDS AND DETERMINATIONS

“Independence” Standards

Pursuant to the Board of Directors’ policy, a director is not independent if:

A.	The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.
B.

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

C.

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

D.

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

E.

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

The Board of Directors’ independence policy is also available on our website at www.ecolab.com/investors/board-of-directors.

“Independence” Determinations

In February 2016, the Governance Committee undertook a review of director independence by examining the nature and magnitude of transactions and relationships during 2015, 2014 and 2013 between each director serving during 2015 or director nominee, as the case may be (or any member of his or her immediate family or the company he or she is employed by and its subsidiaries and affiliates), and Ecolab, its subsidiaries and affiliates. Appropriate scrutiny is given to any situation which could be reasonably considered a material relationship. Both the existence and nature of the relationship are considered. The relationships include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Ecolab also endeavors to identify, quantify and evaluate ordinary-course commercial transactions between Ecolab and any company that employs a director or director nominee, including subsidiaries and affiliates of the company. In this regard, the Board’s Governance Committee has reviewed the following transactions and determined that the transactions do not exceed the Board’s categorical “independence” standards described above or adversely affect the director or director nominee for “independence” status as the combined impact of the transactions is immaterial to Ecolab and the respective organizations:

18	ECOLAB - 2016 Proxy Statement

•

Mr. Chazen serves as Chief Executive Officer of Occidental Petroleum Corporation. During 2015, Ecolab’s sales to Occidental Petroleum and its affiliates were approximately $51 million, or less than 0.412% of Occidental Petroleum’s revenues, and Ecolab’s purchases from Occidental Petroleum and its affiliates were approximately $9 million, or less than 0.073% of Occidental Petroleum’s revenues. Ecolab believes all sales to, and purchases from, Occidental Petroleum were made in the ordinary course, at arm’s length, and at prices and on terms customarily available. Further, Ecolab believes Mr. Chazen had no personal interest in, nor received any personal benefit from, such commercial transactions.

•

Mr. Ettinger serves as Chairman of the Board and Chief Executive Officer of Hormel Foods Corporation. During 2015, Ecolab’s sales to Hormel Foods and its affiliates were approximately $9 million, or less than 0.099% of Hormel Foods’ revenues, and Ecolab’s purchases from Hormel Foods and its affiliates were approximately $600 thousand, or less than 0.007% of Hormel Foods’ revenues. Ecolab believes all sales to, and purchases from, Hormel Foods were made in the ordinary course, at arm’s length, and at prices and on terms customarily available. Further, Ecolab believes Mr. Ettinger had no personal interest in, or received any personal benefit from, such commercial transactions.

•

Mr. Casale serves as President and Chief Executive Officer of CHS, Inc. During 2015, Ecolab’s sales to CHS and its affiliates were approximately $5 million, or less than 0.016% of CHS’s revenues. Ecolab believes all sales to CHS were made in the ordinary course, at arm’s length, and at prices and on terms customarily available. Further, Ecolab believes Mr. Casale had no personal interest in, or received any personal benefit from, such commercial transactions.

•

Mr. MacLennan serves as Chairman and Chief Executive Officer of Cargill, Incorporated. During 2015, Ecolab’s sales to Cargill and its affiliates were approximately $24 million, or less than 0.02% of Cargill’s revenues, and Ecolab’s purchases from Cargill and its affiliates were approximately $6  million, or less than 0.006% of Cargill’s revenues. Ecolab believes all sales to, and purchases from, Cargill were made in the ordinary course, at arm’s length, and at prices and on terms customarily available. Further, Ecolab believes Mr. MacLennan had no personal interest in, or received any personal benefit from, such commercial transactions.

Based on the review of the Governance Committee, the Board of Directors has determined that the following directors or director nominees, as the case may be, including those on the slate of nominees for election to the Board at this year’s Annual Meeting (other than Mr. Baker), are, and have been since January 1, 2015, or the date which they became an Ecolab director if later than January 1, 2015, independent in accordance with the listing standards of the New York Stock Exchange, the rules and regulations of the SEC, applicable law, and the Board’s “independence” policy: Barbara J. Beck, Leslie S. Biller, Carl M. Casale, Stephen I. Chazen, Jeffrey M. Ettinger, Jerry A. Grundhofer, Arthur J. Higgins, Joel W. Johnson, Michael Larson, Jerry W. Levin, Robert L. Lumpkins, David W. MacLennan, Tracy B. McKibben, Victoria J. Reich, Suzanne M. Vautrinot, and John J. Zillmer.

The Board determined that Douglas M. Baker, Jr. is not “independent,” due to his status as the current Chief Executive Officer.

RELATED-PERSON TRANSACTIONS

The Governance Committee of the Board of Directors is responsible for reviewing, approving or ratifying transactions in excess of $120,000 with the Company’s executive officers or directors, including their immediate family members, or any greater than 5% stockholder known to us. Our practices and procedures for identifying transactions with related persons are located in the charter of the Governance Committee. The Governance Committee considers the related person’s relationship to the Company and interest in the transaction; the material facts of the transaction, including the proposed aggregate value of such transaction; the benefits to the Company of the proposed related-person transaction; if applicable, the availability of other sources of comparable products or services; an assessment of whether the proposed related-person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees; and such other factors and information as the Governance Committee may deem appropriate. The Governance Committee determined that there were no such transactions with related persons during 2015, nor any currently anticipated transactions.

ECOLAB - 2016 Proxy Statement	19

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of 17 members. Messrs. Johnson and Lumpkins will be retiring from the Board as of the 2016 Annual Meeting. Accordingly, the Board has taken action to reduce the size of the Board to 15 members effective immediately prior to the time of the 2016 Annual Meeting. The 15 nominees, if elected, will serve a one-year term ending as of the 2017 Annual Meeting expected to be held on May 4, 2017.

Pursuant to the recommendation of the Governance Committee, Mses. Beck, McKibben, Reich and Vautrinot and Messrs. Baker, Biller, Casale, Chazen, Ettinger, Grundhofer, Higgins, Larson, Levin, MacLennan and Zillmer were nominated for election as Directors. The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected.

Board of Directors’ Recommendation – The Board of Directors recommends a vote FOR the election of the 15 nominees named in this Proxy Statement. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR each of the nominees named in this Proxy Statement.

The following information with regard to business experience, qualifications and directorships has been furnished by the respective director nominees or obtained from our records.

Nominees for Election to the Board of Directors (Term Ending in May 2017)

DOUGLAS M. BAKER, JR.

Years of Service: 12 Age: 57 Board Committees: Safety, Health and Environment

of Chairman of the Board in May 2006. Mr. Baker relinquished the office of President in December 2011 upon completion of the Nalco merger. Prior to joining Ecolab in 1989, Mr. Baker was employed by The Procter & Gamble Company in various marketing and management positions.

Qualifications

Mr. Baker has more than 25 years of Ecolab marketing, sales and general management experience, including leadership roles in Ecolab’s Institutional, Europe and Kay businesses before becoming Ecolab’s Chief Operating Officer in 2002 and Chief Executive Officer in 2004. He has deep and direct knowledge of Ecolab’s businesses and operations. In addition, his experience at The Procter & Gamble Company included various marketing and management positions, including in the institutional market in which Ecolab operates. As a director of two other public companies, Mr. Baker also has extensive corporate governance experience.

Other directorships held during the past five years

Lead Director of Target Corporation and director of U.S. Bancorp.

Biography

Chairman of the Board and Chief Executive Officer of Ecolab. Director of Ecolab since 2004. Member of the Safety, Health and Environment Committee.

Since joining Ecolab in 1989, Mr. Baker has held various leadership positions within our Institutional, Europe and Kay operations. Mr. Baker was named Ecolab’s President and Chief Operating Officer in August 2002, was promoted to President and Chief Executive Officer in July 2004, and added the position

BARBARA J. BECK

Years of Service: 8 Age: 55 Board Committees: Safety, Health and Environment Governance

France), the Middle East and Africa. She previously served as Executive Vice President of Manpower’s U.S. and Canada business unit from 2002 to 2005. Prior to joining Manpower, Ms. Beck was an executive of Sprint, a global communications company, serving in various operating and leadership roles for 15 years.

Qualifications

Ms. Beck has extensive North American and European general management and operational experience, including as a current CEO, allowing her to contribute to Ecolab’s strategic vision particularly as it relates to Europe, the Middle East and Africa. With her Manpower knowledge of the impact of labor market trends on global and local economies combined with her knowledge of employment services, which tends to be a leading economic indicator, she provides timely insight into near-term projections of general economic activity. As an executive at Sprint, Ms. Beck obtained experience in the information technology field which is relevant to Ecolab’s development of its ERP systems as well as field automation tools.

Other directorships held during the past five years

None.

Biography

Chief Executive Officer, Learning Care Group, Inc., a leading for-profit early education/child care provider in North America. Director of Ecolab since 2008. Vice Chair of the Safety, Health and Environment Committee and member of the Governance Committee.

Prior to joining Learning Care Group in 2011 as Chief Executive Officer, Ms. Beck spent nine years as an executive of Manpower Inc., a world leader in the employment services industry. From 2006 to 2011, Ms. Beck was President of Manpower’s EMEA operations, overseeing Europe (excluding

20	ECOLAB - 2016 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

LESLIE S. BILLER

Years of Service: 18 Age: 68 Board Committees: Finance Compensation

Chairman and Chief Operating Officer of Wells Fargo & Company in October 2002. He became Chairman of Sterling Financial Corporation in 2010 and served in that capacity until its merger with Umpqua Corporation in April 2014.

Qualifications

Throughout his career in banking, including as Vice Chair and Chief Operating Officer of Wells Fargo, Mr. Biller gained extensive public company senior management and board experience. Having spent a significant part of his career in international assignments in Europe, he is familiar with operating businesses in that region, which allows him to provide advice and guidance relevant to our significant European operations. He has extensive knowledge and experience in banking, treasury and finance, which enables him to provide insight and advice on financing, treasury and enterprise risk management areas. As a chemical engineer, he is familiar with chemicals manufacturing and distribution, which allows him to relate well to our operations.

Other directorships held during the past five years

Former director of Knowledge Schools Inc., Knowledge Universe Education, and Sterling Financial Corporation.

Biography

Chief Executive Officer of Harborview Capital, a private investment and consultive company. Director of Ecolab since 1997. Chair of the Finance Committee and member of the Compensation Committee.

After holding various positions with Citicorp and Bank of America, Mr. Biller joined Norwest Corporation in 1987 as Executive Vice President in charge of strategic planning and acquisitions for Norwest Banking. He was appointed Executive Vice President in charge of South Central Community Banking in 1990. Mr. Biller served as President and Chief Operating Officer of Norwest Corporation from February 1997 until its merger with Wells Fargo & Company in November 1998. Mr. Biller retired as Vice

CARL M. CASALE

Years of Service: 2 Age: 54 Board Committees: Audit Governance

sales, strategy, marketing and technology-related positions before being named Chief Financial Officer in 2009.

Qualifications

As Chief Executive Officer of CHS, Mr. Casale has experience running a large diverse organization, which includes a significant energy business. In addition to his extensive industry experience, through his more than 25-year career at CHS and Monsanto and his experience as a director of other public companies, Mr. Casale possesses knowledge and experience in finance, international operations, sales, corporate management, strategy, public company governance and board practices. Mr. Casale is also familiar with our water and energy businesses, having served as a director of Nalco Holding Company from 2009 until Ecolab’s acquisition of Nalco in 2011.

Other directorships held during the past five years

Formerly a director of Nalco Holding Company.

Biography

President and Chief Executive Officer of CHS Inc., a leading integrated agricultural company. Director of Ecolab since 2013. Member of the Audit and Governance Committees.

Mr. Casale joined CHS as President and Chief Executive Officer in 2011. Previously he spent 26 years with Monsanto Company, advancing through

STEPHEN I. CHAZEN

Years of Service: 3 Age: 69 Board Committees: Audit Finance

Executive Vice President and Chief Financial Officer from 1999 to 2007. Prior to joining Occidental in 1994, Mr. Chazen was a Managing Director in Corporate Finance and Mergers and Acquisitions at Merrill Lynch.

Qualifications

With more than 20 years of senior management experience with a major oil and gas company, Mr. Chazen has significant direct experience in the energy sector, one of the Company’s most significant end markets. As Chief Executive Officer of Occidental, Mr. Chazen is intimately familiar with the competitive landscape and trends within the energy sector as well as the regulatory framework. In addition to his important industry experience, through his more than 30-year career at Occidental and Merrill Lynch and his experience as a director of other public companies, Mr. Chazen possesses knowledge and experience in corporate management, strategy, mergers and acquisitions, public company governance and board practices.

Other directorships held during the past five years

Director of Occidental Petroleum Corporation.

Biography

Chief Executive Officer of Occidental Petroleum Corporation, an oil, natural gas and chemicals producer. Director of Ecolab since 2013. Member of the Audit and Finance Committees.

Mr. Chazen became President and Chief Executive Officer of Occidental Petroleum Corporation in 2011. He previously served as Occidental’s President from 2011 to 2015, as President and Chief Operating Officer from 2010 to 2011 and as President and Chief Financial Officer from 2007 to 2010. He was

ECOLAB - 2016 Proxy Statement	21

PROPOSAL 1: ELECTION OF DIRECTORS

JEFFREY M. ETTINGER

Years of Service: 1 Age: 57 Board Committees: Compensation Safety, Health and Environment

2004 to 2015, as President of Jennie-O Turkey Store, the largest subsidiary of Hormel Foods, and in various other positions including Treasurer, Product Manager for Hormel®  chili products, and corporate and senior attorney.

Qualifications

With more than 25 years of experience with Hormel Foods, a public food products company with global operations, Mr. Ettinger brings directly relevant operational experience in one of Ecolab’s major end-markets. As Chairman and Chief Executive Officer of a Fortune 500 public company with global operations, Mr. Ettinger possesses executive leadership attributes and provides relevant insight and guidance with respect to numerous issues important to Ecolab, including public company governance, mergers and acquisitions and regulatory matters.

Other directorships held during the past five years

Director of Hormel Foods Corporation and The Toro Company.

Biography Mr. Ettinger became Chief Executive Officer of Hormel Foods Corporation in 2005. He joined Hormel Foods in 1989 and previously served as President from

JERRY A. GRUNDHOFER

Years of Service: 17 Age: 71 Board Committees: Compensation Finance

following a merger of Firstar Corporation and U.S. Bancorp, Mr. Grundhofer was named President and Chief Executive Officer of U.S. Bancorp and added the position of Chairman of the Board in 2003. Mr. Grundhofer retired as CEO in 2006, and as Chairman of the Board in December 2007.

Qualifications

Mr. Grundhofer has more than 40 years of leadership experience in the banking and financial services industry, including as Chairman and Chief Executive Officer of U.S. Bancorp. His senior operating experience and public company board experience give him an understanding for leading a public company and allow him to provide strategic vision to the Company. He has extensive knowledge and experience in banking, treasury and finance, which enables him to provide insight and advice on financing, treasury and enterprise risk management areas. He also possesses extensive experience with mergers and acquisitions.

Other directorships held during the past five years

Formerly Chairman of the Board of Santander Holdings USA, Inc. and its wholly-owned subsidiary Sovereign Bank. Formerly Chairman of the Board of Citibank, N.A. Formerly a director of Citigroup.

Biography

Chairman Emeritus and retired Chairman of the Board of U.S. Bancorp, a financial services holding company. Director of Ecolab since 1999. Chair of the Compensation Committee and member of the Finance Committee.

Following an extensive career in the commercial banking industry, including serving as Vice Chairman of the Board of BankAmerica Corporation, Mr. Grundhofer joined Star Banc Corporation as President and Chief Executive Officer in 1993, assuming the Chairman post later that year. In November 1998, Star Banc acquired Firstar Corporation and he assumed the position of President and Chief Executive Officer of Firstar Corporation. In 2001,

ARTHUR J. HIGGINS

Years of Service: 6 Age: 60 Board Committees: Governance Compensation

of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Associations (IFPMA) and President of the European Federation of Pharmaceutical Industries and Associations (EFPIA).

Qualifications

Mr. Higgins has extensive leadership experience in the global healthcare market. Through leadership positions with large healthcare developers and manufacturers in both the United States and Europe, Mr. Higgins has gained deep knowledge of the healthcare market and the strategies for developing and marketing products in this highly regulated area. This knowledge and industry background allows him to provide valuable insight to Ecolab’s growing Healthcare business, which is developing in both the U.S. and Europe. In addition, his global perspective from years of operating global businesses and his background in working with high growth companies fits well with Ecolab’s ambitions for global growth and provide him experiences from which to draw to advise the Company on strategies for sustainable growth. In his role as Chief Executive Officer of Bayer HealthCare, he gained significant exposure to enterprise risk management as well as quality and operating risk management necessary in a highly regulated industry such as healthcare.

Other directorships held during the past five years

Director of Endo International plc and Zimmer Holdings Inc. Formerly a director of Resverlogix Corp.

Biography

Consultant, Blackstone Healthcare Partners of The Blackstone Group. Director of Ecolab since 2010. Vice Chair of the Governance Committee and member of the Compensation Committee.

Mr. Higgins joined The Blackstone Group in 2010. Prior to that Mr. Higgins served as Chairman of the Board of Management of Bayer HealthCare AG, a developer and manufacturer of human and animal health products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon Pharmaceuticals, Mr. Higgins spent 14 years with Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the Board

22	ECOLAB - 2016 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL LARSON

Years of Service: 4 Age: 56 Board Committees: Finance Safety, Health and Environment

Gates’ non-Microsoft investments as well as the investment assets of the Bill & Melinda Gates Foundation Trust. Previously, Mr. Larson was at Harris Investment Management, Putnam Management Company and ARCO.

Qualifications

With more than 30 years of portfolio management experience, Mr. Larson has deep investment expertise and broad understanding of the capital markets, business cycles and capital efficiency and allocation practices. He also has served on several other public company boards providing him relevant corporate governance experience. In addition, as a professional investor and as the investment officer of the Company’s largest shareholder, Mr. Larson brings a long-term shareholder perspective to the Board.

Other directorships held during the past five years

Director of AutoNation, Inc., Republic Services, Inc. and Fomento Mexicano Economico, S.A.B. de C.V. In addition, he is Chairman of the Board of Trustees of two funds within the Western Asset Management fund complex. Formerly a director of Grupo Televisa, S.A.B.

Biography

Chief investment officer to William H. Gates III. Director of Ecolab since 2012. Vice Chair of the Finance Committee and member of the Safety, Health and Environment Committee.

Mr. Larson has been chief investment officer for Mr. Gates and the Business Manager of Cascade Investment, L.L.C., since 1994. He is responsible for Mr.

JERRY W. LEVIN

Years of Service: 23 Age: 71 Board Committees: Governance Compensation

(formerly known as Sunbeam Corporation) from 1998 to 2005. He joined the Board of Sharper Image in July 2006, and served as interim CEO from September 2006 to April 2007. He became Chairman and Chief Executive Officer of Wilton Brands in 2009 and Chairman from March 2014 to February 2015.

Qualifications

Mr. Levin has more than 30 years of public company operating experience, including as Chairman and/or Chief Executive Officer of Coleman, Revlon and American Household, and has served on numerous public company boards. In addition to his experience leading companies, he has a background and expertise in mergers and acquisitions, which allows him to provide the company guidance and counsel for its acquisition program. He has experience in operating companies in diverse industries, giving him a unique perspective to provide advice to the Company regarding its many operating units. In addition, with over 20 years on Ecolab’s Board, Mr. Levin is our longest serving director and has developed a deep knowledge of our business. His long history with the Company, combined with his leadership skills and operating experience, makes him particularly well-suited to be our Lead Director.

Other directorships held during the past five years

Formally a director of Lorillard, Inc., Saks Incorporated and U.S. Bancorp.

Biography

Chairman of JW Levin Management Partners LLC, a private investment and advisory firm. Director of Ecolab since 1992. Lead Director, Chair of the Governance Committee and member of the Compensation Committee.

Mr. Levin served in a number of senior executive positions with The Pillsbury Company from 1974 through 1989. In 1989, he joined MacAndrews & Forbes Holdings, Inc., which controlled Revlon, Inc. and The Coleman Company, among other companies. From 1989 through 1997, Mr. Levin served in various capacities at the Coleman Company, Inc., Revlon, Inc., Revlon Consumer Products Corporation and the Cosmetic Center, Inc., including as Chairman and/or Chief Executive Officer. Mr. Levin served as Chairman and Chief Executive Officer of American Household, Inc.

DAVID W. MACLENNAN

Years of Service: 1 Age: 56 Board Committees: Audit Governance

He has been Cargill’s Chief Executive Officer since 2013, and he held the offices of Chief Operating Officer and President from 2011 until his appointment as Chief Executive Officer. Prior to these roles, Mr. MacLennan held several positions with Cargill, including Chief Financial Officer, President of Cargill Energy and Managing Director of the Value Investment Group. He has also held various management positions with US Bancorp Piper Jaffray and Goldberg Securities.

Qualifications

With more than 24 years of leadership experience at Cargill, Mr. MacLennan has developed significant leadership and strategic planning skills, as well as extensive knowledge and insight in corporate governance, risk management, financial management and global business practices.

Other directorships held during the past five years

Formerly a director and Governance Committee chair of C.H. Robinson Worldwide, Inc.

Biography

Chairman and Chief Executive Officer of Cargill, Incorporated. Director of Ecolab since 2015. Member of the Audit and Governance Committees.

In September 2015, Mr. MacLennan became Chairman of the Board of Cargill, Incorporated, a privately held company and world-leading producer and marketer of food, agricultural, financial, and industrial products and services.

ECOLAB - 2016 Proxy Statement	23

PROPOSAL 1: ELECTION OF DIRECTORS

TRACY B. MCKIBBEN

Years of Service: 1 Age: 46 Board Committees: Audit Finance

Director of European Economic Affairs and EU Relations and as Acting Senior Director for European Affairs. Before joining the National Security Council, she served various senior advisory roles in the U.S. Department of Commerce from March 2001 to July 2003.

Qualifications

Ms. McKibben has more than 15 years of experience in the energy sector, with a focus on alternative energy, water and infrastructure. In this role and in her prior role at Citigroup, Ms. McKibben developed considerable strategic and financial experience advising energy companies and multinational corporations on strategic investments, M&A, and energy policy. In addition to her experience in the energy and financial sectors, Ms. McKibben has gained extensive public sector and international experience working at the U.S. Department of Commerce and within the National Security Council at The White House where she advised the President of the United States, Cabinet Secretaries and other senior officials on political, security, commercial and international trade issues.

Other directorships held during the past five years

Director of Imation Corporation. Formerly a director of ROI Acquisition Corp. II.

Biography

Founder and President of MAC Energy Advisors, LLC, a consulting company that assists clients on investments and strategic opportunities across a global platform. Director of Ecolab since 2015. Member of the Audit and Finance Committees.

Ms. McKibben has been the President of MAC Energy Advisors since its founding in 2010. From September 2007 to August 2009, she served as Managing Director and Head of Environmental Banking Strategy at Citigroup Global Markets. Prior to joining Citigroup, Ms. McKibben served in the National Security Council at the White House from July 2003 to August 2007 as

VICTORIA J. REICH

Years of Service: 6 Age: 58 Board Committees: Audit Safety, Health and Environment

Brunswick European Group, and previously as Senior Vice President and Chief Financial Officer. Before joining Brunswick, Ms. Reich was employed for 17 years at General Electric Company in various financial management positions.

Qualifications

As a former Chief Financial Officer of a public company, Ms. Reich possesses relevant financial leadership experience with respect to all financial management disciplines relevant to the Company, including public reporting, strategic planning, treasury, IT and financial analysis. Her financial management background at Essendant, Brunswick and General Electric, combined with her experience in European general management at Brunswick, enables her to provide strategic input as well as financial discipline. Essendant operates a cleaning supplies distribution business which provided Ms. Reich familiarity with the institutional market, one of our largest end-markets.

Other directorships held during the past five years

Director of H&R Block, Inc. and Ingredion Incorporated.

Biography

Former Senior Vice President and Chief Financial Officer of Essendant Inc. (formerly United Stationers Inc.), a broad line wholesale distributor of business products. Director of Ecolab since 2009. Vice Chair of the Audit Committee and member of the Safety, Health and Environment Committee.

From 2007 to 2011 Ms. Reich was Senior Vice President and Chief Financial Officer of Essendant  Inc. Prior to joining Essendant, Ms. Reich spent ten years as an executive with Brunswick Corporation, last serving as President -

SUZANNE M. VAUTRINOT

Years of Service: 2 Age: 56 Board Committees: Audit Finance

Air Forces Cyber, where she was responsible for, among other things, cyber defense operations. Prior to that, General Vautrinot was the Director of Plans and Policy, U.S. Cyber Command and the Special Assistant to the Vice Chief of Staff of the U.S. Air Force. On multiple occasions, she was selected by military leaders and White House officials to spearhead high-profile engagements. As a result, she received a number of prestigious awards, including the Symantec Cyber Award, Women in Aerospace Leadership Award, Air Force Association’s Aerospace Citation of Honor and the Presidential Award for Training. During her career, she has also been awarded numerous medals and commendations, including the Distinguished Service Medal.

Qualifications

General Vautrinot brings a unique perspective to the Board with her 31-year military career. Having led large and complex organizations she provides insights into the challenges the company faces as a large global organization. As an expert in cyber security, she can advise the company on appropriate protections for its networks. In addition, she has significant experience in strategic planning, organizational design and change management, which allows her to provide advice and insight to the Company as its business grows and develops.

Other directorships held during the past five years

Director of Symantec Corporation and Wells Fargo & Company.

Biography

President, Kilovolt Consulting Inc. Retired Major General of the U.S. Air Force. Director of Ecolab since 2014. Member of the Audit and Finance Committees.

General Vautrinot retired from the Air Force in 2013. During her 31-year career in the Air Force, she served in various assignments, including cyber operations, plans and policy, strategic security, space operations and staff work. General Vautrinot commanded at the squadron, group, wing and numbered Air Force levels, as well as the Air Force Recruiting Service. She has served on the Joint Staff, the staffs at major command headquarters and Air Force headquarters. From 2011 to 2013, she was Commander, 24th Air Force and Commander,

24	ECOLAB - 2016 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

JOHN J. ZILLMER

Years of Service: 10 Age: 60 Board Committees: Compensation Governance

industry, most recently as Executive Vice President of ARAMARK Corporation, a provider of food, uniform and support services. During his eighteen-year career with ARAMARK, Mr. Zillmer served as President of ARAMARK’s Business Services division, the International division and the Food and Support Services group. Prior to joining ARAMARK, Mr. Zillmer was employed by Szabo Food Services until Szabo was acquired by ARAMARK in 1986.

Qualifications

As the former Chief Executive Officer of Univar and previously Allied Waste, Mr. Zillmer has experience leading both public and large private companies. With Univar, he became intimately familiar with the chemical market, including with respect to chemicals that Ecolab uses to manufacture its products. He also has extensive knowledge of the environmental aspects of chemicals manufacturing and distribution. His experience leading various ARAMARK operations has given him deep knowledge of the institutional market, particularly the contract catering segment, which is a large market for the Company. His roles on the boards of Reynolds American, Allied Waste and United Stationers have provided him with significant public company board experience.

Other directorships held during the past five years

Director of Reynolds American Inc., Veritiv Corp. and Performance Food Group Company.

Biography

Retired President and Chief Executive Officer of Univar Inc., a global distributor of industrial chemicals and related specialty services. Director of Ecolab since 2006. Vice Chair of the Compensation Committee and member of the Governance Committee.

Mr. Zillmer joined Univar in 2009 as President and Chief Executive Officer. In 2012, he stepped down as President and CEO and became Executive Chairman until December 2012 when he retired from Univar. Prior to joining Univar, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries, a solid waste management business, from 2005 until the merger of Allied Waste with Republic Services, Inc. in December 2008. Before Allied Waste, Mr. Zillmer spent 30 years in the managed services

ECOLAB - 2016 Proxy Statement	25

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis of the Company with management. Based on their review and discussion, the Compensation Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in both the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held May 5, 2016.

Dated: February 25, 2016	Leslie S. Biller	Arthur J. Higgins
	Jeffrey M. Ettinger	Jerry W. Levin
	Jerry A. Grundhofer	John J. Zillmer

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) provides information about the principles underlying our executive compensation programs and the key executive compensation decisions that were made for the fiscal year ended December 31, 2015 (“2015”), including the most important factors relevant to those decisions. This CD&A is intended to provide additional context and background for the compensation earned by and awarded to the following named executive officers (“NEOs”) for 2015 as reported in the Summary Compensation Table which follows this discussion:

Douglas M. Baker, Jr.	Chairman of the Board and Chief Executive Officer
Daniel J. Schmechel	Chief Financial Officer
Thomas W. Handley	President and Chief Operating Officer
Michael A. Hickey	Executive Vice President and President – Global Institutional
Christophe Beck	Executive Vice President and President – Global Water and Process Services

The Company’s compensation programs enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. Our corporate short-term and long-term incentive plan performance measures are aligned with this strategy by utilizing growth in adjusted diluted earnings per share (hereinafter, “adjusted EPS,” unless the context otherwise requires) and adjusted return on invested capital (hereinafter, “adjusted ROIC,” unless the context otherwise requires), both as defined later in this CD&A. At the business unit level, we also incorporate business unit sales and operating income performance measures.

Executive Summary

Business Environment

The Company delivered solid financial results for 2015 reflecting our business balance and more than offsetting headwinds from reduced energy activity, slower international economies and unfavorable currency translation. The Company achieved double-digit adjusted earnings per share growth before the impact of currency as the Global Institutional, Global Industrial and Other segments showed mid-single digit fixed currency organic sales growth and continued to expand margins. These strong performances more than offset challenging results in our Global Energy segment, which itself is outperforming very challenging industry trends.

26	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The chart below summarizes our 1-year adjusted EPS growth as utilized in our short-term compensation plan for 2015:

* Adjusted Diluted EPS is a non-GAAP financial measure that is defined and reconciled to Diluted EPS (as reported in our financial statements) in the section at page 34 entitled “Adjustments to Reported Financial Results.”

**  Diluted EPS at the comparison companies represents amounts excluding extraordinary items standardized in accordance with GAAP.

Our Company remains committed to driving attractive sales and adjusted EPS growth as well as continuing to make the right investments to deliver superior shareholder returns for years to come.

Compensation Actions

We took the following actions with respect to our NEOs in 2015:

Compensation Element	2015 NEO Compensation Action
Base salaries	•	With respect to NEOs who were employed by us in 2014 and 2015, base salaries increased between 3.3% and 5.1% and on average 4.2% versus 2014 excluding promotions
Annual cash incentives	•	Annual cash incentive bonus payouts were between 0% and 116% of target, and averaged 50% of target
	•	Annual cash incentive bonus payout for our CEO was at 0% of target
Long-term incentives	•

Long-term equity incentive awards, consisting of stock options and performance-based restricted stock units (“PBRSUs”), were granted in the same proportion as prior years and were within the median range of our size-adjusted competitive market for each NEO

	•	For the 2013 to 2015 PBRSU grant cycle, average award payouts were at 100% of target award opportunities

ECOLAB - 2016 Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

The charts below illustrate our Company’s actual performance relative to our pre-established performance goals as well as our actual award payouts as a percentage of target award opportunities for the annual cash and long-term incentive plans:

*  Adjusted ROIC is a non-GAAP financial measure that is described in the section at page 34 entitled “Adjustments to Reported Financial Results.”

28	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Practices

Our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders. We tie a significant portion of pay to Company performance over a multi-year period. Our Compensation Committee has incorporated the following market-leading governance features into our executive compensation programs:

Compensation Philosophy

We maintain a market median range compensation philosophy for all elements of total direct compensation, with Committee discretion to position our NEOs appropriately relative to that range based on factors such as tenure, past performance, and future potential

Goal Setting Process	We have in place a robust planning process to establish financial and business performance metrics for incentive plans
Performance Measures	We use different performance measures in our short-term and long-term incentive plans
Stock Ownership	We maintain stock ownership guidelines that encourage executives to retain a significant long-term position in our stock and thereby align their interests with the interests of our stockholders
Change in Control

We have implemented a balanced change-in-control severance policy that provides our officers severance at two times the sum of base salary plus annual incentive pay at target following a change in control and termination of employment (a so-called “double-trigger”), with no tax gross-ups

Risk Mitigation

We employ features to mitigate against our executives taking excessive risk in order to maximize pay-outs, including varied and balanced performance targets, discretionary authority of the Compensation Committee to reduce award pay-outs, bonus caps at 200% of target and a Policy on Reimbursement of Incentive Payments (or so-called “clawback” policy)

Problematic Practices	We do not provide or permit “single-trigger” vesting in event of change in control, hedging or pledging of our Company stock, or backdating or repricing of stock option awards
Employment Agreements	We do not maintain employment agreements with any of our NEOs

The Compensation Committee oversees the design and administration of our executive compensation programs according to the processes and procedures discussed in the Corporate Governance section of this Proxy Statement. The Compensation Committee is advised by an independent compensation consultant, Cook & Co.

Pay-Versus-Performance Alignment

We emphasize pay-for-performance and structure our programs to provide incentives for executives to drive business and financial results. We believe that the pay of our executives, particularly our CEO, correlates well with our total shareholder returns; and while our incentive programs help to drive results, they do so without encouraging excessive risk taking that would threaten the long-term growth of our business.

Shareholder Outreach and 2015 Say-on-Pay Results

During 2015, we engaged in discussions with stockholders holding approximately 50% of our shares concerning a variety of topics, including our executive compensation program. The stockholders did not raise any significant issues with respect to our program. Additionally, at the 2015 Annual Meeting, Ecolab stockholders approved on an advisory basis the compensation of our NEOs disclosed in that year’s proxy statement, with more than 97% of the total votes cast by holders of shares represented at the meeting voting in favor of our executive compensation proposal. The Compensation Committee took this favorable stockholder support into account in deciding to retain the overall structure and philosophy of our compensation plans and programs in 2015.

ECOLAB - 2016 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

Program Elements

The principal elements of our executive compensation programs for 2015 are illustrated below:

30	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives. Approximately 90% of our CEO’s target total direct compensation (salary, target bonus and the grant date fair value of long-term incentive awards), and approximately 78% of the average target total direct compensation of our other NEOs is performance-based, as summarized below, with equity elements depicted in blue and cash elements depicted in gray:

Our Analysis

Our analysis indicates that total direct compensation mix for our NEOs on average is generally consistent with the competitive market. The CEO receives a higher proportion of his total direct compensation allocated to performance-based components than non-performance-based components and more allocated to equity-based compensation than cash-based compensation compared to the other NEOs. The higher emphasis on performance-based compensation for the CEO is designed to reward him for driving company performance and creating long-term shareholder value that is a greater responsibility in his position than in the positions of the other NEOs, and is consistent with the competitive market for the CEO position. The level of compensation of our CEO reflects the many responsibilities of serving as CEO of a public company. Accordingly, our CEO’s median range competitive pay levels (including long-term equity awards) reflect his broader scope and greater responsibilities compared to our other NEOs.

Compensation Philosophy

Our executive compensation program is designed to meet the following objectives:

•	Support our corporate vision and long-term financial objectives
•	Communicate the importance of our business results
•	Retain and motivate executives important to our success
•	Reward executives for contributions at a level reflecting our performance

Our executive compensation program as a whole, as well as each element, is designed to be market-competitive in order to attract, motivate and retain our executives in a manner that is in the best interests of our stockholders. Our executive compensation program is further designed to reinforce and complement ethical and sustainable management practices, promote sound risk management and align management interests (such as sustainable long-term growth) with those of our stockholders. We believe that our long-term equity incentive program, which typically accounts for at least half of our NEOs’ total annual compensation, is an effective tool in aligning our executives’ interests with those of our stockholders and in incentivizing long-term value creation.

ECOLAB - 2016 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

Our philosophy is to position base salary, annual cash incentives, and long-term equity incentives in the median range of our competitive market, adjusted for the Company’s size. We define the median range as within 15% of the median for base salaries and within 20% of the median for annual cash incentive targets and long-term incentive targets. For annual cash incentives, our philosophy generally is to also position them at a level commensurate with the Company’s performance based on adjusted EPS compared to EPS growth in the Standard & Poor’s 500. We position annual cash incentives and long-term incentives to provide lower than median compensation for lower than competitive market performance and higher than median compensation for higher than competitive market performance. This approach provides motivation to executives without incentivizing inappropriate risk-taking to achieve pay-outs, as we believe that the Company’s prospects for growth are generally at least as favorable as the average of the S&P 500.

Our Analysis

For 2015, total direct compensation opportunities for all our NEOs were positioned in the market median range. The Compensation Committee has determined to establish total direct compensation opportunities for our CEO toward the high end of the median range in recognition of his long tenure and sustained exceptional performance.

Compensation Process

For our NEOs, the Compensation Committee reviewed and approved all elements of 2015 compensation, taking into consideration recommendations from our CEO (but not for his own compensation), as well as competitive market guidance and feedback provided by the Compensation Committee’s independent compensation consultant and our human resources staff regarding individual performance, time in position and internal pay comparisons. The Compensation Committee reviewed and approved all elements of 2015 compensation for our CEO, taking into consideration the Board’s performance assessment of the CEO and recommendations, competitive market guidance and feedback from the Compensation Committee’s independent compensation consultant and our human resources staff. Recommendations with respect to the compensation of our CEO are not shared with our CEO.

Compensation Benchmarking

For benchmarking purposes, we define our competitive market for compensation data to be a simple average of median compensation from a 20-company comparison group and size-adjusted median general industry data from third-party surveys in which we participate.

The comparison group is selected by the independent compensation consultant based on input from the Company and the Compensation Committee, and is reviewed and approved annually by the Compensation Committee in the spring of each year. The independent consultant utilizes an objective selection process methodology that consists of the following steps:

•	Focus on companies in the chemicals, oil & gas equipment & services, and industrial conglomerates industry groups
•	Screen for companies with annual revenues of one-fourth to four times the annual revenues of our Company
•	Further screen for companies within a reasonable size range in various other measures such as annual operating income, total assets, total equity, total employees and market capitalization
•	Identify companies that meet several other criteria, such as significant international operations, inclusion in the S&P 500, business-to-business focus, and not highly cyclical

32	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The chart below summarizes our Company’s percentile ranking versus the 20 companies selected for the comparison group for 2015 based on the above selection criteria:

## Comparison Company Size Comparisons

Net Revenue
46%
Operating Income
48%
Total Assets
51%
Total Equity
52%
Total Employees
54%
Market Capital. (2/28/15)
60%
ECL Composite Percentile Rank
52%
0%
10%
20%
30%
40%
50%
60%
70%

## 20-Company Comparison Group

| | | | |
|---|---|---|---|
| 3M | Cameron International | Eastman Chemical | Praxair |
| Air Products & Chem. | Celanese | Halliburton | Schlumberger |
| Airgas | Danaher | Monsanto | Sealed Air |
| Ashland | Dow Chemical | National Oilwell Varco | Sherwin-Williams |
| Baker Hughes | DuPont | PPG Industries | Weatherford Intl. |

* All financial and market data are taken from Standard & Poor’s Research Insight

The third-party general industry surveys used during 2015 were from Aon Hewitt, Towers Watson and Cook & Co. For benchmarking 2015 base salary and annual cash incentive compensation, we used the average of size-adjusted median compensation data from Aon Hewitt and Towers Watson, as well as median compensation data from the comparison companies. The 2014 Towers Watson CDB Executive Compensation Survey includes over 446 organizations that range in revenue from approximately $1 billion to over $47 billion. We also used the 2014 Aon Hewitt TCM Executive Regression Analysis Survey, which includes over 480 organizations that range in revenue from approximately $115 million to $476 billion. For benchmarking long-term incentives, we used the average of the median compensation data yielded by the comparison companies, the 2015 Towers Watson CDB General Industry Executive Compensation Survey report and the Cook & Co. 2015 Survey of Long-Term Incentives. The 2015 Towers Watson survey has over 465 participants which range in revenue from less than $1 billion to greater than $46 billion. The Cook & Co. survey has 63 participants which range in revenue from $5.1 billion to $394 billion.

Base Salaries

The Compensation Committee reviews base salaries for our NEOs and other executives annually in February effective as of April 1 of the current fiscal year, and increases are based on changes in our competitive market, changes in scope of responsibility, individual performance and time in position. Our philosophy is to pay base salaries that are within the median range of our size-adjusted competitive market. When an executive officer is new to his/her position, his/her initial base salary will likely be at the low end of the median range but, if performance is acceptable, his/her base salary will be increased over several years to arrive at the median.

ECOLAB - 2016 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Salary Increases

For 2014 and 2015, annualized base salary rates for our NEOs are summarized below:

Name	2014 Annualized Base Salary Rate ($)	2015 Annualized Base Salary Rate ($)	Increase Percentage(1)
Douglas M. Baker, Jr.	1,111,370	1,150,000	3.5%
Daniel J. Schmechel	500,000	525,000	5.0%
Thomas W. Handley	600,000	620,000	3.3%
Michael A. Hickey	490,000	515,000	5.1%
Christophe Beck	515,000	535,000	3.9%
(1)	All increases represent merit increases.

Our Analysis

For 2015, base salaries accounted for approximately 10% of total compensation for the CEO and 22% on average for the four other NEOs. 2015 base salary rates were within the median range for all of our NEOs with the exception of Mr. Schmechel, who is below the median range due to being newly promoted to the role of Chief Financial Officer in October 2012. In general, the 2015 merit salary increases for our NEOs were in line with the principles used to deliver the Company’s U.S. salary increases broadly.

Adjustments to Reported Financial Results

The Compensation Committee has authority to adjust the reported diluted EPS and ROIC on which incentive compensation payouts are determined in order to eliminate the distorting effect of unusual income or expense items that may occur during a given year that impact year-over-year growth or return percentages.

For purposes of the adjusted EPS performance measure used in our annual cash incentive program, a reconciliation of 2015 diluted EPS as reported to 2015 adjusted diluted EPS is summarized below:

2015 reported diluted EPS	$ 3.32
Adjustments:
Special (gains) and charges	$ 1.25
Discrete tax net expense (benefit)	($0.21)
Adjusted diluted EPS	$ 4.37

Note: Per-share amounts do not necessarily sum due to rounding. Additional information regarding the composition of the adjustments identified in the table above is contained on pages 34-38 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Reported diluted earnings per share and adjusted EPS for the years 2011 through 2015 are provided in our 2015 Annual Report. We believe that in this context adjusted EPS is a more meaningful measure of the Company’s underlying business performance than reported diluted earnings per share because it provides greater transparency with respect to our results of operations and that it is more useful for period-to-period comparison of results. In addition, we use adjusted EPS internally to evaluate our performance and in making financial and operational decisions.

For purposes of the measurement of divisional and business unit performance goals and in the determination of payouts to executives under our annual cash incentive program, the revenue and operating income performance measures are recorded at fixed currency rates of foreign exchange and adjusted for special gains and charges, as well as certain other exceptional items, such as the results of certain businesses acquired during the year and certain strategic initiatives. We include in special gains and charges items that are unusual in nature and significant in amount, as more fully identified on pages 34-36 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. We use these measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our use of these measures provides greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.

34	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

For purposes of the adjusted ROIC performance measure used in our PBRSU program, we define ROIC as the quotient of after-tax operating income divided by the sum of short-term and long-term debt and shareholders’ equity, less cash and cash equivalents. The PBRSU awards provide for adjustment of the ROIC calculation in the event of a large acquisition (such as the Nalco and Champion transactions) or other significant transaction or event approved by the Board. Considering the significant impact of purchase accounting and special gains and charges related to the Nalco and Champion transactions on the ROIC calculation, for the 2016 to 2018 performance cycle, adjusted ROIC is measured excluding the purchase accounting impact and special gains and charges related to these transactions and is also adjusted for acquisitions, accounting or tax changes, gains or losses from discontinued operations, restructurings, and certain other unusual or infrequently occurring charges during the performance period.

This CD&A contains statements regarding incentive targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance.

Annual Cash Incentives

The Company maintains annual cash incentive programs for executives referred to as the Management Incentive Plan, or MIP, and Management Performance Incentive Plan, or MPIP. In effect, the MPIP establishes the maximum bonus payouts for the NEOs, while the MIP criteria are used by the Compensation Committee to guide the exercise of its downward discretion in determining the actual pay-outs which have historically been (and were in 2015) well below the MPIP maximum permitted payouts. As further described under the “Regulatory Considerations” heading below, the annual cash incentive programs have been designed and administered in this manner to preserve the federal income tax deductibility of the associated compensation expense by the Company. To determine the 2015 award payments (which were paid in March 2016), the Committee reviewed the performance of the NEOs and other executives at its February 2016 meeting prior to filing. With respect to the 2015 awards, the Committee established a performance goal under the MPIP to determine the maximum pay-out potential and then used the goals described below with respect to the MIP to determine whether and to what degree the actual payout amount for each NEO’s annual cash incentive award would be less than the maximum permitted amount.

Target Award Opportunities

Under the MIP, we establish annual target award opportunities expressed as a percentage of base salary paid during the year and various award payment limits expressed as a percentage of the target award. Our annual cash incentive targets are set within the median range relative to our competitive market for each position, and the annual cash incentive plan is structured so that lower performance results in below-market payouts and superior performance drives payouts above the median range. For 2015, target award opportunities were within the median range for all our NEOs, and ranged from 75% to 150% of base salary. Minimum and maximum payout opportunities ranged from 40% to 200% of target award opportunity, respectively, with no payout for performance below the minimum level specified.

Performance Measures

Under the MIP, we use a mix of overall corporate, business unit and individual performance measures to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position.

Performance Goals and Achievement - Corporate

Under the MIP, several performance goals are used, including goals measuring overall corporate performance as well as goals for specific business unit performance for those executives who are responsible for these business units. Overall corporate performance in 2015 was based on adjusted EPS goals. We believe that adjusted EPS is a better measure of the Company’s underlying business performance than reported diluted EPS because it provides greater transparency with respect to our results of operations, which is more useful for period-to-period comparison of results. In addition, a total company measure of performance such as adjusted EPS is used as one of the performance measures with respect to our NEOs who manage particular business units because it reinforces our Circle the Customer -- Circle the Globe strategy and fosters cross-divisional cooperation.

ECOLAB - 2016 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

In establishing these goals for 2015, we took into consideration our prior year results, overall economic and market trends, other large companies’ performance expectations and our anticipated business opportunities, investment requirements and the competitive situation. For 2015, the adjusted EPS goals were:

Payout at 40% of the target award opportunity (minimum level) at	$4.50
Payout at 100% of the target award opportunity (target level) at	$4.55
Payout at 140% percent of the target award opportunity (140% level) at	$4.58
Payout at 200% of the target award opportunity (maximum level) at	$4.80 or greater

Payouts for results between performance levels are interpolated on a straight-line basis. Actual 2015 adjusted EPS was $4.37 resulting in the achievement of the adjusted EPS goal at 0% of target.

Performance Goals and Achievement - Division

For Mr. Handley, who is our President and Chief Operating Officer, 30% of his annual cash incentive is based upon a 2015 total division operating income goal. For 2015, the total division operating income goals were:

0.1% growth over 2014 total division operating income for payout at 40% of the target award opportunity (minimum level)
5.5% growth over 2014 total division operating income for payout at 100% of the target award opportunity (target level)
13.2% growth over 2014 total division operating income for payout at 140% percent of the target award opportunity (140% level)
19.2% growth over 2014 total division operating income for payout at 200% of the target award opportunity (maximum level)

Payouts for results between performance levels are interpolated on a straight-line basis. Adjusted as noted above, 2015 total division operating income grew 4.7% over 2014 total division operating income resulting in the achievement of the total division operating income goal at 91% of target.

For two of our NEOs, namely Messrs. Hickey and Beck who manage particular business units for us, 70% of their annual cash incentive is based upon their respective 2015 business unit performance goals which are measured against the achievement of revenue and operating income goals. The revenue and operating income goals, which are weighted equally, are set forth below. For the first four months of 2015, Mr. Beck held the position of Executive Vice President and President – Regions before assuming his current position of Executive Vice President and President – Global Water and Process Services for the remaining eight months of 2015. The performance goals applicable to Mr. Beck’s time in each position are provided.

The 2015 revenue goal for Mr. Hickey was:

-0.4% growth over 2014 revenue for payout at the minimum level
2.2% growth for payout at the target level
3.9% growth for payout at the 140% level
6.4% growth for payout at the maximum level

The 2015 revenue goal for Mr. Beck was:

First 4 months of 2015:	Last 8 months of 2015:
-0.5% growth over 2014 revenue for payout at the minimum level	-0.3% growth over 2014 revenue for payout at the minimum level
2.6% growth for payout at the target level	2.7% growth for payout at the target level
4.7% growth for payout at the 140% level	4.6% growth for payout at the 140% level
8.6% growth for payout at the maximum level	8.2% growth for payout at the maximum level

The 2015 operating income goal for Mr. Hickey was:

1.5% growth over 2014 operating income for payout at the minimum level
5.9% growth for payout at the target level
11.1% growth for payout at the 140% level
13.9% growth for payout at the maximum level

The 2015 operating income goal for Mr. Beck was:

First 4 months of 2015:	Last 8 months of 2015:
1.3% growth over 2014 operating income for payout at the minimum level	0.4% growth over 2014 operating income for payout at the minimum level
15.8% growth for payout at the target level	10.4% growth for payout at the target level
26.1% growth for payout at the 140% level	20.2% growth payout at the 140% level
36.7% growth for payout at the maximum level	28.4% growth for payout at the maximum level

36	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

No pay-out is made with respect to the business unit revenue goal unless the business unit achieves at least the minimum level on its operating income goal. Pay-outs for results between these two performance levels are interpolated on a straight-line basis. Adjusted as noted above, revenue growth and operating income growth for the business units managed by Mr. Hickey were 5.5% and 11.7%, respectively, resulting in achievement by Mr. Hickey of his business unit goal at 166% of target. Revenue growth and operating income growth for the business units managed by Mr. Beck were 2.5% and 6.6% for his first set of goals during the first four months of 2015, and 2.1% and 9.6% for his second set of goals during the last eight months of 2015,  resulting in achievement by Mr. Beck of his business unit goal at 107% and 105% of target, respectively.

Performance Goals and Achievement - Individual

For Mr. Schmechel, who holds a staff position as our Chief Financial Officer, 30% of his annual cash incentive is based upon attainment of individual performance goals. This component of his staff position award under the MIP is set at 30% of the performance measure mix for annual cash incentives so that achievement of these goals is a component of the award but remains balanced against achievement of corporate performance goals. The 2015 individual performance objectives for our Chief Financial Officer are specific, qualitative, and achievable with significant effort and, if achieved, provide benefit to the Company. Mr. Schmechel’s individual performance goals covered financial, organizational and strategic initiatives, including delivering on financial objectives, developing talent and projects to increase efficient service delivery. Mr. Schmechel achieved 100% of his individual target performance goals. The Compensation Committee, with input from the CEO, approved an annual cash incentive of $124,500, including the component based on the Chief Financial Officer’s achievement of his 2015 individual performance goals.

2015 Annual Incentive Compensation Pay-Out Summary

Performance Measure Mix
	2015 Base Salary Earnings ($)	MIP Target Award Opportunity (% of Base Salary)(%)	EPS (%)	Business Unit (%)	Individual (%)	MIP Target Pay- Out Level ($)	MIP Perfor- mance Achieved (%)	Pay-Out Based on MIP Performance ($)	Compensation Committee Adjustments	Actual Payout ($)
Douglas M.	1,140,343	150	100			1,710,600	0	0		0
Baker, Jr.
Daniel J.	518,750	80	70			290,500	0	0
Schmechel					30	124,500	100	124,500
								124,500		124,500
Thomas W.	615,000	90	70			387,450	0	0
Handley				30		166,050	91	150,600
								150,600		150,600
Michael A.	508,750	75	30			114,469	0	0
Hickey				70		267,094	166	442,600
								442,600		442,600
Christophe	530,000	75	30			119,250	0	0
Beck				70		92,750	107	99,550
				70		185,500	105	195,550
								295,100		295,100

Discretionary Adjustments

To recognize individual performance, the Compensation Committee also may increase or decrease an NEO’s payout from the level recommended by applying the MIP performance metrics (but always subject to the maximum permitted MPIP payout), with input from the CEO (other than as to his own award), based on the individual performance of the NEO. This is done to recognize either inferior or superior individual performance in cases where this performance is not fully represented by the performance measures. No such discretionary adjustments were made to the 2015 annual cash incentive payouts.

The Compensation Committee reviews and approves all adjustments to our overall corporate results and significant adjustments to our business unit performance results. The 2015 annual cash incentive payouts were made in accordance with the overall corporate results and business unit performance results established for the NEOs without adjustment.

ECOLAB - 2016 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

Our Analysis

In 2015 the Compensation Committee set the minimum, target and maximum levels of the adjusted EPS component of the annual incentive so that the intended relative difficulty of achieving the various levels is consistent with the past several years, taking into account current prospects and market considerations. Target award opportunities in 2015 accounted for approximately 17% of total compensation on average for the NEOs receiving all elements of our compensation program and were within the median range of our competitive market for each position. Actual award payments for the NEOs averaged 50% of target award opportunities. Ecolab’s businesses experienced a number of headwinds in 2015, including reduced energy activity, slower international economies and unfavorable currency translation, which made our executives’ performance goals challenging. The 2015 award payouts are indicative of solid adjusted fixed currency sales growth and operating margin gains in our businesses other than our energy business during the year, offset by no payout of the adjusted EPS goal.

Long-Term Equity Incentives

The Compensation Committee granted long-term equity incentives to our NEOs and other executives in December 2015, consistent with its core agenda and past practice of granting these incentives at its regularly scheduled December meeting. For 2015, our long-term equity incentive program consisted of an annual grant of stock options and PBRSUs, weighted approximately equally in terms of grant value.

Our program continues to be based on pre-established grant guidelines that are calibrated annually to our competitive market on a position-by-position basis for the NEOs. Actual grants may be above or below our guidelines based on our assessment of individual performance and future potential. Generally, long-term equity incentives are granted on the same date as our Compensation Committee approval date and in no event is the grant date prior to the approval date.

Stock Options

Our stock options have a 10-year contractual exercise term from the date of grant and vest ratably over three years. Our stock options have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes potential same-day stock volatility. We do not have a program, plan or practice to time stock option grants to executives in coordination with the release of material non-public information. From time to time, in addition to our annual grants, we may make special grants of stock options to our NEOs and other executives in connection with promotions and recruitment, and for general retention purposes. During 2015, we did not make any such special grants of stock options to our NEOs.

Performance-Based Restricted Stock Units

Our PBRSUs cliff-vest after three years, subject to attainment of three-year average annual adjusted ROIC goals over the performance period. We selected ROIC as the performance measure because it reinforces focus on capital efficiency throughout the organization, is highly correlated with shareholder returns, matches well with our long-standing corporate goal of achieving consistent return on beginning equity and is understood by our external market. As further described under the “Regulatory Considerations” heading below, our PBRSUs have been designed and administered in a manner to preserve the federal income tax deductibility of the associated compensation expense by the Company. In this connection, the Compensation Committee annually establishes an adjusted ROIC goal for the executive officers to determine maximum payout potential, with the ability to exercise downward discretion to reduce the actual payout in accordance with the adjusted ROIC goals described below to be applied to a broader group of PBRSU award recipients.

For the 2016 to 2018 performance cycle, 40% of the PBRSUs granted may be earned subject to attainment of a threshold goal of 10% average annual ROIC over the cycle, and 100% of the PBRSUs may be earned subject to attainment of a target goal of 15% average annual ROIC over the cycle, in each case adjusted as described above, with straight-line interpolation for performance results between threshold and target goals. No PBRSUs may be earned if adjusted ROIC is below the threshold goal, and no more than 100% of the PBRSUs may be earned if adjusted ROIC is above the target goal; accordingly, target and maximum are equal. Importantly, the threshold goal exceeds our cost of capital, thereby ensuring that value is created before awards are earned. Excluding the impact of purchase accounting and special gains and charges related to the

38	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Nalco and Champion transactions, the Company’s annual adjusted ROIC for 2015 was 20.2%. Dividend equivalents are not paid or accrued on the PBRSUs during the performance period.

Pay-out of Performance-Based Restricted Stock Units Vesting in 2015

The PBRSUs granted by the Committee in December 2012 for the 2012 to 2015 performance cycle vested on December 31, 2015 and the Committee has determined the pay-out for such PBRSUs, including with respect to Messrs. Baker, Schmechel, Handley, Hickey and Beck, to be 100% of the target opportunity. For the PBRSUs granted in December 2012, the target payout would be earned upon attainment of an average annual ROIC, adjusted in a manner consistent with the preceding paragraph, of 15% over the 2012 through 2015 performance cycle. Consistent with the established formula and definition of adjusted ROIC, the Company’s average annual ROIC over the cycle, excluding the impact of purchase accounting and special gains and charges relating to the Nalco and Champion transactions, was 20.9%. Based upon this performance, the Committee approved pay-out of 100% of the PBRSUs.

Restricted Stock

From time to time, we may make special grants of restricted stock or restricted stock units subject only to service-based vesting to our NEOs and other executives in connection with promotions and recruitment, and for general retention purposes. During 2015, we did not make any special grants of restricted stock units to our NEOs.

Our Analysis

For the last completed fiscal year, long-term equity incentives accounted for approximately 76% of total target compensation for the CEO and 61% on average for the other NEOs, which is consistent with our competitive market. Actual grants to the NEOs were within the median range for all of our NEOs. Our annual practice of granting equity incentives in the form of stock options and PBRSUs is similar to our competitive market, where other forms of long-term equity and cash compensation are typically awarded in addition to, or in lieu of, stock options. Our selective use of restricted stock or restricted stock units as a retention or recruitment incentive is consistent with our competitive market. We believe that our overall long-term equity compensation cost is within a reasonable range of our competitive market as to our NEOs and also our other employees.

Executive Benefits and Perquisites

Our NEOs participate in all of the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company’s U.S. employees. In addition, our NEOs are eligible to participate in a deferred compensation program, restoration plans for the qualified 401(k) and pension plans, and, with respect to certain of our NEOs, an executive disability and life benefit and a supplemental retirement benefit. The non-qualified retirement plans supplement the benefits provided under our tax-qualified plans, taking into account compensation and benefits above the IRS limits for qualified plans. The NEOs also receive limited perquisites that are described in more detail in the footnotes to the Summary Compensation Table including certain allowances and limited perquisites received by Mr. Beck related to his relocation.

The Company has maintained a private aircraft use policy for several years authorizing the use of private aircraft for business and personal use by the Company’s Chairman of the Board and Chief Executive Officer and, under certain circumstances, business use by its directors and certain other executives. Under the policy, personal use of private aircraft by the Chairman of the Board and Chief Executive Officer is limited to $100,000 of unreimbursed usage per year. During 2015, the Chairman of the Board and Chief Executive Officer did have unreimbursed personal usage. Additional information with respect to this perquisite is provided in more detail in the footnotes to the Summary Compensation Table.

Our Analysis

We review our executive benefits and perquisites program periodically to ensure it remains market-competitive for our executives and supportable to our stockholders. Excluding allowances and perquisites provided to Mr. Beck to support his

ECOLAB - 2016 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

relocation, our perquisites account for 1.0% of total compensation for the CEO and the other NEOs receiving all elements of our compensation program in 2015. Executive benefits and perquisites are consistent with our competitive market.

Executive Change-In-Control Policy

The terms of our Change-In-Control Severance Compensation Policy, including the events constituting a change in control under our policy, are described in Potential Payments upon Termination or Change in Control section of this Proxy Statement. Our policy applies to all elected officers, including the NEOs, except those who are covered by separate change-in-control or similar agreements with the Company or a subsidiary, a circumstance which arises only in the case of an executive having such an agreement with a company we acquire. Such an executive will become covered automatically under the Company’s Change-In-Control Severance Compensation Policy when the existing agreements terminate or expire.

Our Analysis

We review our change-in-control protection periodically to ensure it continues to address the best interests of our stockholders. Our analysis indicates that our change-in-control policy, which is structured as a so-called “double-trigger” policy, promotes the interests of stockholders by mitigating executives’ concerns about the impact a change in control may have on them, thereby allowing the executives to focus on the best interests of stockholders under such circumstances.

Stock Retention and Ownership Guidelines

We have in place stock retention and ownership guidelines to encourage our NEOs and other executives to accumulate a significant ownership stake so they are vested in maximizing long-term stockholder returns. Our guidelines provide that the CEO own Company stock with a market value of at least six times current base salary. The Company also requires other corporate officers to own Company stock with a market value of at least three times current base salary. Until the stock ownership guideline is met, our CEO, CFO and President are expected to retain 100% of all after-tax profit shares from exercise, vesting or payout of equity awards. Our other officers are expected to retain 50% of all after-tax profit shares from exercise, vesting or payout of equity awards until their stock ownership guidelines are met. For purposes of complying with our guidelines, stock is not considered owned if subject to an unexercised stock option or unvested PBRSU. Shares owned outright, legally or beneficially, by an officer or his or her immediate family members residing in the same household and shares held in the 401(k) plan count towards meeting the guideline. Our NEOs and other officers may not pledge shares or enter into any risk hedging arrangements with respect to Company stock.

NEO Stock Ownership Relative to Guidelines

The table below illustrates the standing of each of our NEOs in relation to their respective stock ownership guidelines as of December 31, 2015, based on the closing market price of our Common Stock on such date of $114.38 per share.

	2015 Annualized Base Salary ($)	Stock Ownership Guideline	Stock Ownership (1)	Multiple of 2015 Base Salary
Douglas M. Baker, Jr.	1,150,000	6X salary	457,248	45.5 X salary
Daniel J. Schmechel	525,000	3X salary	112,079	24.4 X salary
Thomas W. Handley	620,000	3X salary	98,703	18.2 X salary
Michael A. Hickey	515,000	3X salary	42,220	9.4 X salary
Christophe Beck	535,000	3X salary	14,916	3.2 X salary
(1)	Excludes shares underlying unexercised or unvested long-term incentive awards.

Our Analysis

Our analysis indicates that our stock retention and ownership guidelines are consistent with the design provisions of other companies disclosing such guidelines, as reported in public SEC filings and as periodically published in various surveys and research reports. Our analysis further indicates that our NEOs are in compliance with our guidelines either by having

40	ECOLAB - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% or 50%, as applicable, of all after-tax profit shares from any stock option exercises or restricted stock unit vesting.

Compensation Recovery

The Company’s Board of Directors has adopted a policy requiring the reimbursement of annual cash incentive and long-term equity incentive payments made to an executive officer due to the executive officer’s misconduct, as determined by the Board based on the recommendation of the Compensation Committee. Each of our executive officers has agreed in writing to this policy. This policy was filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as Exhibit (10)W and is available along with our other SEC filings at our website at www.ecolab.com/investors/corporate-governance.

Regulatory Considerations

We monitor changes in the tax and accounting regulatory environment when assessing the financial efficiency of the various elements of our executive compensation program. We have designed and administered our annual cash incentives, particularly our stockholder-approved MPIP, and long-term equity incentive plans in a manner that is intended to preserve the federal income tax deductibility of the associated compensation expense.

The MPIP is designed to meet the requirements of Internal Revenue Code Section 162(m) regarding performance-based compensation and is administered by the Compensation Committee, which selects the participants each year and establishes the annual performance goal based upon performance criteria that it selects, the performance target and a maximum annual cash award dependent on achievement of the performance goal. For 2015, the Compensation Committee selected reported diluted earnings per share as the performance measure under the MPIP. The Compensation Committee certifies the extent to which the performance goal has been met and the corresponding amount of the award earned by the participants, with the ability to exercise downward discretion to lower, but not raise, the award to an amount based upon the metrics used for our broader-based MIP cash incentive and to recognize individual performance.

The Compensation Committee has similarly positioned the PBRSUs to meet the requirements of Section 162(m). The Compensation Committee annually establishes an adjusted ROIC goal for the executive officers to determine maximum payout potential for Code Section 162(m) purposes, with the ability to exercise downward discretion to reduce the actual payout in accordance with the adjusted ROIC goals to be applied to a broader group of PBRSU award recipients as described above under “Performance-Based Restricted Stock Units.”

We have designed and administered our deferred compensation, equity compensation and change-in-control severance plans to be in compliance with federal tax rules affecting non-qualified deferred compensation. In accordance with FASB Accounting Standards Codification 718, Compensation - Stock Compensation, for financial statement purposes, we expense all equity-based awards over the service period for awards expected to vest, based upon their estimated fair value at grant date. Accounting treatment has not resulted in changes in our equity compensation program design for our NEOs.

ECOLAB - 2016 Proxy Statement	41

SUMMARY COMPENSATION TABLE FOR 2015

The following table shows cash and non-cash compensation for the years ended December 31, 2015, 2014 and 2013 for the persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during the year ended December 31, 2015 and for the next three most highly-compensated executive officers who were serving in those capacities at December 31, 2015.

Name & Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compen- sation (1,4) ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings (5) ($)	All Other Compen- sation (6) ($)	Total ($)
Douglas M. Baker, Jr.	2015	1,140,343	0	4,355,360	4,453,947	0	3,513,831	139,888	13,603,369
Chairman of the Board and	2014	1,103,277	0	3,701,798	3,778,299	2,564,100	4,049,270	260,078	15,456,822
Chief Executive Officer (principal executive officer)	2013	1,079,000	0	3,302,468	3,490,561	2,534,600	0	210,935	10,617,564
Daniel J. Schmechel	2015	518,750	0	822,722	841,312	124,500	1,000,637	278,152	3,586,073
Chief Financial Officer	2014	487,500	0	740,339	755,664	578,500	902,730	12,078	3,476,811
(principal financial officer)	2013	450,000	0	613,284	648,297	516,000	89,133	59,458	2,376,172
Thomas W. Handley	2015	615,000	0	967,909	989,754	150,600	1,027,943	72,235	3,823,441
President and Chief Operating	2014	595,000	0	925,475	944,581	806,200	1,017,281	90,088	4,378,625
Officer	2013	580,000	0	943,591	997,237	825,300	357,981	92,151	3,796,260
Michael A. Hickey (7)	2015	508,750	0	580,745	593,848	442,600	1,161,591	64,022	3,351,556
Executive Vice President and	2014	486,250	0	555,306	566,748	549,300	1,272,420	68,571	3,498,595
President – Global Institutional	2013	-	-	-	-	-	-	-	-
Christophe Beck (7)	2015	530,000	0	580,745	593,848	295,100	349,476	150,173	2,499,342
Executive Vice President and	2014	-	-	-	-	-	-	-	-
President – Global Water and Process Services	2013	-	-	-	-	-	-	-	-
(1)

Includes amounts deferred under Section 401(k) of the Internal Revenue Code pursuant to the Company’s Savings Plan and ESOP, amounts deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)

Represents the aggregate grant date fair value of performance-based restricted stock unit (PBRSU) award grants during the year in accordance with FASB ASC Topic 718, based on the average daily share price of the Company’s Common Stock at the date of grant, adjusted for the absence of future dividends, and assuming full (maximum) achievement of applicable performance criteria over the performance period. The PBRSU awards cliff-vest after three years, subject to attainment of three-year average annual return on invested capital goals for the Company over the performance period. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2015, located at Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for further discussion of the assumptions used in determining these values. See footnote (1) to the Grants of Plan-Based Awards for 2015 table on page 44 for a description of the specific performance goals for the PBRSUs.

(3)

Represents the aggregate grant date fair value of stock option grants during the year in accordance with FASB ASC Topic 718 but with no discount for estimated forfeitures. The value of grants has been determined by application of the lattice (binomial)-pricing model. Key assumptions include: risk-free rate of return, expected life of the option, expected stock price volatility and expected dividend yield. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2015, located at Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, for further discussion of the assumptions used in determining these values. The specific assumptions used in the valuation of the options granted in 2015 are summarized in the table below:

Grant Date	Risk Free Rate	Expected Life (years)	Expected Volatility	Expected Dividend Yield
12/02/2015 (all executives)	1.82%	6.13	22.86%	1.18%
(4)

Represents the annual cash incentive awards earned and paid in respect of 2015 under the Company’s Management Performance Incentive Plan (“MPIP”). The MPIP is discussed in the Compensation Discussion and Analysis beginning at page 35 and as part of the table entitled “Grants of Plan-Based Awards For 2015” at page 44.

42	ECOLAB - 2016 Proxy Statement

SUMMARY COMPENSATION TABLE FOR 2015

(5)

Represents the change in the actuarial present value of the executive officer’s accumulated benefit under the Company’s defined benefit plans as of December 31, 2015 over such amount as of December 31, 2014. The Company’s defined benefit plans include the Pension Plan, the Mirror Pension Plan and the Supplemental Executive Retirement Plan which are discussed beginning at page 47 and as part of the table entitled Pension Benefits for 2015. There are no “above market” earnings under the Mirror Savings Plan, a non-qualified defined contribution plan, because all earnings under this plan are calculated at the same rate as earnings on one or more externally managed investments available to participants in the Company’s broad-based tax-qualified deferred compensation plans. The Mirror Savings Plan is discussed beginning at page 50.

(6)	Amounts reported as All Other Compensation include:
(a)

Payment by the Company of certain perquisites, including costs relating to the following: (i) executive physical examinations for each of the named executive officers;  (ii) in the case of Mr. Baker, business entertainment expense and transportation, and $49,525 for the personal use of corporate aircraft, with incremental cost calculated using a method that takes into account aircraft fuel expenses and engine reserve expense per flight hour, as well as any landing and parking fees, crew travel expenses, on-board catering costs and dead-head flight costs attributable to such use; (iii) allowances in connection with Mr. Beck’s relocation to the Company’s Naperville worksite, including personal use of a company vehicle, travel of immediate family members,  a housing allowance of $29,167, expenses associated with his relocation of $25,675, and a gross-up on taxable relocation expenses of $21,073; and (iv) business travel and accident insurance for each of the named executive officers for which no incremental cost is allocated to the named executive officers.

(b)

Pursuant to the Company’s tax equalization policy, the Company paid tax preparation fees, and a gross-up of $118,048 on foreign income, on behalf of Mr. Schmechel, in connection with income earned during a previous international assignment. The total amount listed in the All Other Compensation Column also reflects $109,844 in foreign taxes paid on Mr. Schmechel’s earnings pursuant to the Company’s tax equalization policy.

(c)	Payment by the Company of life insurance premiums in 2015 for: Mr. Baker, $42,817; Mr. Schmechel, $23,685; Mr. Handley, $40,710; Mr. Hickey, $24,719; and Mr. Beck, $18,655.
(d)

Payment of matching contributions made by the Company for 2015 as follows: (i) matching contributions of $10,600 to Messrs. Baker, Schmechel, Handley and Hickey,  and of $14,299 to Mr. Beck, made by the Company under the Company’s tax-qualified defined contribution 401(k) Savings Plan and ESOP available generally to all employees; and (ii) matching contributions made or to be made by the Company on base salary and annual cash incentive award earned in respect of 2015 that the executive deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Baker, $35,014; Mr. Schmechel, $15,130; Mr. Handley, $20,024; Mr. Hickey, $27,454;  and Mr. Beck, $33,606.

(e)

The Company maintains a self-funded, supplemental long-term disability benefit plan for certain executives, which benefits Messrs. Baker, Schmechel and Handley. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.

(7)	Mr. Hickey was not a named executive officer in 2013, and Mr. Beck was not a named executive officer in either of 2013 or 2014.

ECOLAB - 2016 Proxy Statement	43

GRANTS OF PLAN-BASED AWARDS FOR 2015

								op

					Estimated Future
					Payouts Under
					Equity			All
		Estimated Future Payouts Under			Incentive Plan			Other
		Non-Equity Incentive Plan Awards			Awards (1, 3)			Stock	All Other
								Awards:	Option		Closing
								Number	Awards:		Market
								of	Number	Exercise	Price of	Grant Date
								Shares	of	or Base	Stock	Fair Value of
								of Stock	Securities	Price of	on	Stock and
					Thresh-		Max-	or	Underlying	Option	Grant	Option
	Grant	Threshold	Target	Maximum	old	Target	imum	Units	Options(2, 3)	Awards(4)	Date(4)	Awards (5)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
Douglas M. Baker, Jr. (PEO)
MPIP(6)	N/A	684,300	1,710,600	3,421,100	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/02/2015	0	0	0	0	0	0	0	173,036	119.12	118.64	4,453,947
2010 Stock Incentive Plan	12/02/2015	0	0	0	15,227	38,068	38,068	0	0	0	0	4,355,360
Daniel J. Schmechel (PFO)
MPIP(6)	N/A	166,000	415,000	830,000	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/02/2015	0	0	0	0	0	0	0	32,685	119.12	118.64	841,312
2010 Stock Incentive Plan	12/02/2015	0	0	0	2,876	7,191	7,191	0	0	0	0	822,722
Thomas W. Handley
MPIP(6)	N/A	221,400	553,500	1,107,000	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/02/2015	0	0	0	0	0	0	0	38,452	119.12	118.64	989,754
2010 Stock Incentive Plan	12/02/2015	0	0	0	3,384	8,460	8,460	0	0	0	0	967,909
Michael A. Hickey
MPIP(6)	N/A	152,700	381,600	763,200	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/02/2015	0	0	0	0	0	0	0	23,071	119.12	118.64	593,848
2010 Stock Incentive Plan	12/02/2015	0	0	0	2,030	5,076	5,076	0	0	0	0	580,745
Christophe Beck
MPIP(6)	N/A	159,100	397,600	795,100	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/02/2015	0	0	0	0	0	0	0	23,071	119.12	118.64	593,848
2010 Stock Incentive Plan	12/02/2015	0	0	0	2,030	5,076	5,076	0	0	0	0	580,745
(1)

Amounts reflect the threshold, target and maximum number of shares of Company Common Stock that may be earned pursuant to performance-based restricted stock unit (PBRSU) awards granted in 2015. No PBRSUs may be earned if adjusted ROIC is below the threshold goal, and no more than 100% of the PBRSUs may be earned if adjusted ROIC is above the target goal; accordingly, target and maximum are equal. Dividend equivalents are not paid or accrued during the performance period. See the discussion under the heading “Performance-Based Restricted Stock Units” in the Compensation Discussion and Analysis for more information on these awards, including with respect to the target and maximum performance goals.

(2)

Options granted in 2015 have a ten-year contractual exercise term and vest (or will be exercisable) over three years, on a cumulative basis, as to one third of the option shares on the first and second anniversaries of the date of grant and as to the remaining option shares on the third anniversary.

(3)

If a holder terminates employment at or after age 55 with five or more years of continuous employment, stock options held at least six months will become immediately exercisable in full and the service-based vesting conditions on PBRSU awards held at least six months will be deemed satisfied but vesting will remain subject to attainment of the performance goals; all unvested restricted stock unit awards will terminate and be forfeited. A discussion of the consequences of a change in control on outstanding options, PBRSU awards and restricted stock awards is at page 54  under the heading “Change in Control.”

(4)

Each of the stock options granted to our named executive officers during the year ended December 31, 2015 and reported in the table above were granted on the same date as our Compensation Committee approval date and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes potential same-day stock volatility.

(5)

Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718. With respect to stock options, the value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant and Ecolab’s stock price performance history as of the date of the grant. Key assumptions include: risk-free rate of return, expected life of the option, expected stock price volatility and expected dividend yield. The specific assumptions used in the valuation of these options are located in footnote (3) to the Summary Compensation Table at page 42. With respect to PBRSUs, the value has been determined based on the maximum award payout, consistent with the estimate of aggregate compensation cost to be recognized over the three-year vesting period of the award. See footnote (1) above for a description of the performance goals and performance period.

(6)

The Company maintains annual cash incentive programs for executives referred to as the Management Incentive Plan, or MIP, and Management Performance Incentive Plan, or MPIP, which are discussed in the Compensation Discussion and Analysis under the headings “Annual Cash Incentives” and “Regulatory Considerations,” including detail regarding the MPIP and MIP performance goals.  In the case of the named executive officer participants, the potential payouts that could be earned under the MIP for 2015 and that would be used to guide the Committee’s discretion under the MPIP are noted in the MPIP row of the above table. Actual payouts to each of the named executive officers with respect to 2015 are included under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table at page 42.  Each award is subject to and interpreted in accordance with the terms and conditions of the MPIP or MIP, as applicable, and no amount will be paid under the MPIP or the MIP unless and until the Committee has determined the extent to which the applicable performance goal has been met, the corresponding amount of the award earned by the participant and the degree to which the Committee chooses to exercise its permitted discretion under the MPIP.

44	ECOLAB - 2016 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2015

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
Douglas M. Baker, Jr.	210,500	0	0	35.630000	12/03/18	0	0	0	0
(PEO)	156,400	0	0	45.665000	12/02/19	0	0	0	0
	160,100	0	0	48.055000	12/01/20	0	0	0	0
	192,100	0	0	55.595000	12/01/21	0	0	0	0
	195,800	0	0	71.540000	12/05/22	0	0	0	0
	100,433	50,217	0	103.265000	12/04/23	0	0	33,144	3,791,011
	54,379	108,760	0	107.685000	12/03/24	0	0	35,891	4,105,213
	0	173,036	0	119.120000	12/02/25	0	0	38,068	4,354,218

Daniel J. Schmechel	21,500	0	0	49.420000	12/05/17	0	0	0	0
(PFO)	34,400	0	0	35.630000	12/03/18	0	0	0	0
	14,500	0	0	45.665000	12/02/19	0	0	0	0
	14,500	0	0	48.055000	12/01/20	0	0	0	0
	15,400	0	0	55.595000	12/01/21	0	0	0	0
	22,800	0	0	71.540000	12/05/22	0	0	0	0
	18,653	9,327	0	103.265000	12/04/23	0	0	6,155	704,009
	10,876	21,752	0	107.685000	12/03/24	0	0	7,178	821,020
	0	32,685	0	119.120000	12/02/25	0	0	7,191	822,507
Thomas W. Handley	20,000	0	0	35.630000	12/03/18	0	0	0	0
	31,400	0	0	45.665000	12/02/19	0	0	0	0
	34,700	0	0	48.055000	12/01/20	0	0	0	0
	42,300	0	0	55.595000	12/01/21	0	0	0	0
	52,200	0	0	71.540000	12/05/22	0	0	0	0
	28,693	14,347	0	103.265000	12/04/23	0	0	9,470	1,083,179
	13,595	27,190	0	107.685000	12/03/24	0	0	8,973	1,026,332
	0	38,452	0	119.120000	12/02/25	0	0	8,460	967,655
Michael A. Hickey	21,500	0	0	49.420000	12/05/17	0	0	0	0
	30,300	0	0	35.630000	12/03/18	0	0	0	0
	13,700	0	0	45.665000	12/02/19	0	0	0	0
	19,300	0	0	48.055000	12/01/20	0	0	0	0
	25,000	0	0	55.595000	12/01/21	0	0	0	0
	32,600	0	0	71.540000	12/05/22	0	0	0	0
	17,220	8,610	0	103.265000	12/04/23	0	0	5,682	649,907
	8,157	16,314	0	107.685000	12/03/24	0	0	5,384	615,822
	0	23,071	0	119.120000	12/02/25	0	0	5,076	580,593
Christophe Beck	14,800	0	0	35.630000	12/03/18	0	0	0	0
	23,500	0	0	45.665000	12/02/19	0	0	0	0
	25,100	0	0	48.055000	12/01/20	0	0	0	0
	30,700	0	0	55.595000	12/01/21	0	0	0	0
	32,600	0	0	71.540000	12/05/22	0	0	0	0
	17,220	8,610	0	103.265000	12/04/23	0	0	5,682	649,907
	8,157	16,314	0	107.685000	12/03/24	0	0	5,384	615,822
	0	23,071	0	119.120000	12/02/25	0	0	5,076	580,593
(1)

Stock options have a ten-year contractual exercise term and vest ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described below under the heading “Potential Payments Upon Termination or Change in Control.”

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The vesting dates of the respective stock options held at December 31, 2015 that were unexercisable are summarized in the table below:

Name	Option Grant Date	Securities vesting December 2016	Securities vesting December 2017	Securities vesting December 2018	Option Expiration Date
Douglas M. Baker, Jr.	12/04/13	50,217	0	0	12/04/23
(PEO)	12/03/14	54,380	54,380	0	12/03/24
	12/02/15	57,678	57,679	57,679	12/02/25
Daniel J. Schmechel	12/04/13	9,327	0	0	12/04/23
(PFO)	12/03/14	10,876	10,876	0	12/03/24
	12/02/15	10,895	10,895	10,895	12/02/25
Thomas W. Handley	12/04/13	14,347	0	0	12/04/23
	12/03/14	13,595	13,595	0	12/03/24
	12/02/15	12,817	12,817	12,818	12/02/25
Michael A. Hickey	12/04/13	8,610	0	0	12/04/23
	12/03/14	8,157	8,157	0	12/03/24
	12/02/15	7,690	7,690	7,691	12/02/25
Christophe Beck	12/04/13	8,610	0	0	12/04/23
	12/03/14	8,157	8,157	0	12/03/24
	12/02/15	7,690	7,690	7,691	12/02/25
(2)

Represents performance-based restricted stock unit (PBRSU) awards which cliff-vest after three years, subject to attainment of performance goals over a three-year performance period, and assuming attainment of target (which also represents maximum) performance, as the performance over the prior three-year period has exceeded threshold. In order from top to bottom, the PBRSUs have performance periods of 2014-2016, 2015-2017 and 2016-2018 and will vest on December 31, 2016, December 31, 2017 and December 31, 2018, respectively, and, subject to certification of results by the Compensation Committee, will be paid out in shares of Common Stock no later than March 15 following each vesting date. The awards are subject to the post-termination and change-in-control provisions generally described at pages 52 through 56 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value is based on the closing market price of the Company’s Common Stock on December 31, 2015 of $114.38 per share.

OPTION EXERCISES AND STOCK VESTED FOR 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Douglas M. Baker, Jr. (PEO)	210,500	17,566,225	43,070	(2)	4,926,347	(2)
Daniel J. Schmechel (PFO)	0	0	5,030	(2)	575,331	(2)
Thomas W. Handley	80,000	5,914,800	11,490	(2)	1,314,226	(2)
Michael A. Hickey	20,900	1,593,312	7,180	(2)	821,248	(2)
Christophe Beck	41,250	3,003,250	7,180	(2)	821,248	(2)
(1)

Represents the aggregate number of shares and dollar amount realized by the named executive officer upon exercise of one or more stock options during 2015. The dollar amount realized on exercise represents the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the option.

(2)

Represents the performance-based restricted stock unit (PBRSU) shares earned for the 2013-2015 performance period that ended on December 31, 2015 because performance targets were met. The value shown as realized is based on the number of shares earned for the 2013-2015 performance period using the per-share closing market price of our Common Stock of $114.38 on December 31, 2015, although shares were not issued until Compensation Committee certification of results on February 24, 2016.

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PENSION BENEFITS FOR 2015

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Douglas M. Baker, Jr. (PEO)	Pension Plan	26.0	946,833	0
	Mirror Pension Plan	26.0	15,390,233	0
	Supplemental Executive Retirement Plan	26.0	4,820,725	0
Daniel J. Schmechel (PFO)	Pension Plan	20.0	703,503	0
	Mirror Pension Plan	20.0	2,076,689	0
	Supplemental Executive Retirement Plan	21.35	936,811	0
Thomas W. Handley	Pension Plan	12.0	162,432	0
	Mirror Pension Plan	12.0	438,531	0
	Supplemental Executive Retirement Plan	26.10	4,189,806	0
Michael A. Hickey	Pension Plan	30.0	973,602	0
	Mirror Pension Plan	30.0	3,433,855	0
	Supplemental Executive Retirement Plan	30.0	1,415,498	0
Christophe Beck	Pension Plan	8.0	47,724	0
	Mirror Pension Plan	8.0	109,634	0
	Supplemental Executive Retirement Plan	13.10	936,051	0

The Company maintains the following non-contributory defined benefit plans for its executives: (i) a U.S. tax-qualified plan (Pension Plan); (ii) a non-qualified excess plan (Mirror Pension); and (iii) a supplemental executive retirement plan (SERP).

The preceding table shows the actuarial present value of the accumulated benefit for each executive officer under the Pension Plan, the Mirror Pension and the SERP as of December 31, 2015, using the same assumptions as are used by the Company for financial reporting purposes under generally accepted accounting principles, except that retirement age is assumed to be age 62, the earliest retirement age at which a participant may retire under the plans without any benefit reduction due to age. The current accrued benefit for U.S. executives is allocated between the tax-qualified Pension Plan and the related supplemental non-qualified plans based on the Internal Revenue Code limitations applicable to tax-qualified plans as of December 31, 2015. The present value is determined by using a discount rate of 4.56% for the Pension Plan and 3.57% for the Mirror Pension Plan and SERP for 2015 and assuming that the executive officer: (i) terminated employment on December 31, 2015 with vested benefits; and (ii) commenced a retirement benefit at age 62 as a single life annuity or lump sum, if available. The present value of the Pension Plan single life annuity assumed mortality rates from the RP 2014 Healthy Annuitant Mortality table, projected back to 2006 with mortality improvement scale MP 2014, and projected forward with scale MP 2015. Mirror Pension and SERP annuities were converted to lump sums, where available, using an interest rate of 2.59% and the mortality rates defined in the Mirror Pension and SERP plans as prescribed in Revenue Ruling 2001-62. Cash balance benefits were valued assuming future interest credits of 2.26% for periods after December 31, 2015. The cash balance annuity conversion for the SERP offset used the interest rate and mortality assumptions prescribed by the IRS under Internal Revenue Code Section 417(e) for 2016 pension lump sum calculations.

The Pension Plan is a tax-qualified defined benefit plan covering most U.S. employees of the Company and its U.S. affiliates. It is intended to provide long-service employees a foundation for retirement benefits in the form of regular income. Participants hired prior to January 1, 2003, including Messrs. Baker, Schmechel and Hickey, earn monthly pension benefits under the following formula (“traditional formula”): 1/12 of the sum of: (a) years of credited service times 1% of “final average compensation” plus (b) years of credited service (not exceeding 35) times 0.45% of “final average compensation” minus “covered compensation.” “Final average compensation” is the average of the participant’s annual compensation for the five consecutive calendar years that produce the highest average, counting the participant’s base salary and annual cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS compensation limits for qualified plans. “Covered compensation” is the average Social Security taxable wage base over a 35 year period ending at a participant’s Social Security retirement age.

Participants hired after 2002, including Mr. Handley and Mr. Beck, accrue an account credit at the end of each year equal to a fixed percentage of the participant’s compensation for that year plus an interest credit applied to the participant’s account balance on the first day of that year (“cash balance formula”). The fixed percentage is either 5% or 3% depending on a participant’s date of entry into the Pension Plan. Mr. Handley’s and Mr. Beck’s cash balance formulas are based on 5% and 3% of compensation, respectively. Compensation used in determining the credits is the participant’s base salary and annual

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PENSION BENEFITS FOR 2015

cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS limits for qualified plans.

Participants become entitled to a non-forfeitable (“vested”) right to their Pension Plan benefit upon completing three years of continuous service with the Company. Normal retirement date is the date on which the participant attains age 65 and has completed at least three years of continuous service. Traditional formula participants who have terminated employment with the Company may begin to receive benefit payments as early as age 55, reducing the benefit by 1/280 for each month by which payment begins before age 62. Unreduced benefits may begin after attaining age 62. The normal form of benefit is a single life only annuity for participants who are not married and a joint and 50% survivor annuity for married participants. Subject to a spousal consent requirement for married participants, participants may select an actuarially equivalent benefit in one of the following forms: single life only annuity; joint and 75% or 100% survivor annuity (married participants only); life and five-year certain annuity; and life and ten-year certain annuity. If a participant dies after benefit commencement, payments to a beneficiary, if any, are made according to the payment option selected by the participant. If a participant with a vested traditional formula benefit dies before benefit payments commence, the participant’s beneficiary is entitled to a death benefit. If the beneficiary is the participant’s surviving spouse, the benefit is a life annuity beginning after the participant would have attained age 55. Other beneficiaries receive a five- or ten-year annuity benefit.

Cash balance formula participants with at least three years of continuous service may commence benefit payment at any time after termination. The payment will be the actuarial equivalent value of their account balance, determined using the mortality and interest factors prescribed by the IRS. The normal form of benefit for cash balance formula participants is a single life only annuity for participants who are not married and a joint and 50% survivor annuity for married participants. Optional forms of payment for cash balance formula participants are lump-sum payment, single life annuity, and, for married participants only, joint and 75% or 100% survivor annuity. The beneficiary of a cash balance formula participant who dies before commencing benefits will receive a death benefit actuarially equivalent to the participant’s account balance.

The Mirror Pension Plan is a non-qualified plan intended to restore benefits under the tax-qualified Pension Plan for those employees whose benefits are reduced by Internal Revenue Code limits. The Mirror Pension has generally the same terms as the Pension Plan except: (i) compensation is determined without regard to the IRS limits for qualified plans; (ii) vesting is accelerated upon a change in control; (iii) benefits may be forfeited for certain serious misconduct; and (iv) the optional forms of benefits available to participants with respect to benefits accrued and vested as of December 31, 2004 (“Grandfathered Mirror Pension Benefits”) include a lump sum payment. Benefits accrued or vested after December 31, 2004 are subject to Internal Revenue Code Section 409A (“409A Mirror Pension Benefits”) and are not linked to the Pension Plan. The normal form of 409A Mirror Pension Benefits is a 10-year annual installment payout commencing upon the later of attainment of age 55 or separation from service for traditional formula participants, or upon separation from service for cash balance formula participants, provided that payment to a “specified employee” (corporate officers, including each of the named executive officers) may not commence earlier than six months after separation from service. Optional forms of benefits available to participants include 5-year annual installments, lump sum or an annuity option (single life, life and 5-year certain, life and 10-year certain, and for married participants, joint and 50%, 75% or 100% survivor). Participants were permitted to make a transition election as to an optional form of benefit for their 409A Mirror Pension Benefits before the end of 2008 as permitted under 409A regulations. Any subsequent change in optional form by a participant is subject to the “1-year/5-year rule” which requires that the change be made 12 months before separation from service and must not become effective for 12 months after the election is made (the 1-year rule), and the payment commencement date must be delayed for five years after the date the amounts would otherwise have been paid (the 5-year rule). A participant who elects an annuity option may choose among the various types of annuity forms at any time before benefit commencement. Despite the plan’s normal form of benefit or a participant’s election of an optional form of benefit, the Company will cash out the participant’s Grandfathered Mirror Pension Benefit and/or the participant’s 409A Mirror Pension Benefit in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000.

The SERP is a non-qualified supplemental executive retirement plan intended to ensure a pension benefit that replaces a significant portion of the income of certain executives. The maximum SERP benefit equals 2% of final average compensation multiplied by years of credited service (up to 30 years), reduced by the benefits payable under the Pension Plan, the Mirror Pension and 50% of the age 65 Primary Social Security benefit. A participant age 65 with 30 years of service would receive benefits from all three defined benefit plans equal to 60% of final average compensation (less 50% of the age 65 Social Security benefit). For certain executives hired by the Company after age 35 and therefore unable to earn the maximum benefit at age 65, the SERP provides an additional “past service benefit.” The annual past service benefit equals 1% of the difference between final average compensation and annualized earnings at the time of joining the Company (“first year earnings”) multiplied by the

48	ECOLAB - 2016 Proxy Statement

PENSION BENEFITS FOR 2015

difference between the executive’s age at date of hire and 35. Material terms of the SERP are similar to those of the Pension Plan except: (i) compensation is determined without regard to the IRS limits for qualified plans; (ii) the SERP benefit vests upon attainment of age 55 and completion of ten years of service or attainment of age 65; (iii) vesting is accelerated upon a change in control; (iv) benefits may be forfeited for certain serious misconduct; and (v) participants hired after age 35 are credited with additional “past service credit” equal to one year for each year by which the executive’s age at date of hire exceeded 35. In addition, the normal form of benefit with respect to SERP benefits accrued and vested as of December 31, 2004 (“Grandfathered SERP Benefits”) is a 15-year certain monthly annuity commencing at age 65, and participants may elect to receive an actuarially equivalent benefit in any of the optional forms of payment available under the Pension Plan or in a lump sum. SERP benefits accrued or vested after December 31, 2004 are subject to Internal Revenue Code Section 409A (“409A SERP Benefits”). The normal form of benefit, election of optional forms of benefit and time of commencement of the 409A SERP Benefits are linked to the Mirror Pension. Despite the normal form of benefit or a participant’s optional form of benefit election, the Company will cash out the participant’s grandfathered SERP Benefits and/or the participant’s 409A SERP Benefits in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000.

Messrs. Schmechel, Handley and Beck were hired by the Company after age 35 and will benefit from the past service benefit and past service credits under the SERP. The SERP benefit in the above table includes past service benefits for Mr. Schmechel totaling $93,571 for 1.35 years of past service credit, Mr. Handley totaling $1,509,942 for 14.10 years of past service credit and Mr. Beck totaling $180,835 for 5.10 years of past service credit.

In 2010, the SERP was amended to eliminate further benefit accruals after December 31, 2020.

Messrs. Baker, Schmechel and Handley are the only named executive officers eligible for early retirement under the Pension Plan, Mirror Pension and SERP as of December 31, 2015. As cash balance formula participants, Mr. Handley and Mr. Beck would be eligible to receive their vested benefits under the Pension Plan and Mirror Pension upon separation from service.

The Company does not grant extra years of credited service under the Pension Plan or the Mirror Pension Plan except as approved by its Board of Directors. Prior service credits have been approved by the Board in limited circumstances in connection with a business acquisition or merger, entry into plan participation by employees formerly participating in a union plan while employed with the Company and for employment with the Company before the Pension Plan was adopted in 1972. None of the named executive officers has been granted extra years of service under these plans. The SERP grants extra years of credited service for certain executive officers hired by the Company after age 35. Messrs. Schmechel, Handley and Beck have been granted extra years as noted above in the discussion of the SERP.

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NON-QUALIFIED DEFERRED COMPENSATION FOR 2015

Name	Executive Contributions in Last FY (1)(2) ($)	Registrant Contributions in Last FY (1)(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (3) ($)
Douglas M. Baker, Jr. (PEO)	43,767	35,014	(3,449)	0	3,908,352
Daniel J. Schmechel (PFO)	43,813	15,130	(10,593)	0	871,108
Thomas W. Handley	25,030	20,024	9,945	0	1,949,149
Michael A. Hickey	34,318	27,454	(8,344)	0	607,779
Christophe Beck	44,808	33,606	(10,204)	0	569,926
(1)	Contributions credited in 2015 include deferrals and match on base salary earned in 2015 and annual cash incentive earned in respect of 2015.
(2)

Amounts reported for executive contributions and included in the aggregate balance at year end include the following amounts which were reported as salary in 2015 in the Summary Compensation Table at page 42 and which were deferred by each named executive officer: Mr. Baker, $43,767; Mr. Schmechel, $12,688; Mr. Handley, $17,500;  Mr. Hickey, $12,188;  and Mr. Beck, $21,200. Amounts reported for executive contributions include the following amounts reported as annual incentive bonus in the Summary Compensation Table at page 42 and which were deferred by each of the following named executive officers: Mr. Schmechel, $31,125; Mr. Handley, $7,530;  Mr. Hickey, $22,130;  and Mr. Beck, $23,608. Amounts reported for registrant contributions are described in more detail in part (ii) of footnote 6(d) to the Summary Compensation Table at Page 43.

(3)

Amounts reported in the aggregate balance at last fiscal year end include the following amounts which were reported as compensation to the named executive officer in the Summary Compensation Table in 2007-2015: Mr. Baker, $2,226,868; Mr. Schmechel, $177,495 (Mr. Schmechel became a named executive officer in 2012); Mr. Handley, $799,570 (Mr. Handley became a named executive officer in 2007); and Mr. Hickey, $132,980 (Mr. Hickey was a named executive officer in 2012 and 2014).

The Mirror Savings Plan is a non-qualified mirror 401(k) deferred compensation excess plan which enables executives to obtain the benefits of a tax-deferred savings and investment program without regard to limits on compensation and benefits imposed by the Internal Revenue Code on the Company’s tax-qualified deferred compensation plans. The plan is unfunded and does not protect the executive from insolvency of the Company. Effective January 1, 2013, we made changes to the Company’s U.S. qualified and non-qualified retirement plans to provide for a unified platform of retirement benefits for eligible employees of the Company. In that regard, the Mirror Savings Plan was amended as of January 1, 2013, to provide an enhanced matching contribution for individuals who became participants in the Pension Plan after January 1, 2007.

In 2015, participants were permitted to defer a specified percentage of base salary in excess of the Internal Revenue Code compensation limit for tax-qualified plans.  For participants entitled to a final average pay benefit or 5% cash balance benefit in the Pension Plan, this percentage was 5%; for participants entitled to a 3% cash balance benefit in the Pension Plan the specified percentage was 8%. Participants were also permitted to defer up to 100% of their annual cash incentive compensation for the calendar year. The Company credits a matching contribution for each of the named executive officers participating in the plan. Participants who are entitled to a final average pay benefit or 5% cash balance benefit in the Pension Plan, including Messrs. Baker, Schmechel, Handley, and Hickey, receive a matching contribution credit equal to: (i) 100% of the amount of the executive’s deferrals that do not exceed 3% of covered compensation plus (ii) 50% of the executive’s deferrals that exceed 3% but do not exceed 5% of the executive’s covered compensation. Participants in the Pension Plan who are eligible to accrue a 3% cash balance benefit in the Pension Plan, including Mr. Beck, receive a matching contribution credit equal to: (i) 100% of the amount of the executive’s deferrals that do not exceed 4% of covered compensation plus (ii) 50% of the executive’s deferrals that exceed 4% but do not exceed 8% of the executive’s covered compensation.

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NON-QUALIFIED DEFERRED COMPENSATION FOR 2015

An account is maintained on the Company’s books in the name of each participating executive. The account is credited with phantom earnings at the same rate as earnings on externally managed investment funds available to participants in the Company’s tax-qualified deferred compensation plans. An executive is allowed to elect the investment fund or funds that will apply and may change the election at any time; provided that (i) an executive officer is not permitted to elect the Company stock fund, and (ii) effective January 1, 2006, the Company discontinued making its matching contributions to the Company stock fund. The earnings rate applicable to each such investment fund for 2015 is as set forth in the following table:

Fund Name	2015 Earnings Rate
Managed Income Portfolio II – Class 3	1.62%
Fidelity Institutional Money Market Government Portfolio – Institutional Class	0.02%
Spartan U.S. Bond Index Fund – Fidelity Advantage Institutional Class	0.63%
Western Asset Core Plus Bond Fund Class IS	1.32%
SSgA Target Retirement Income Non-Lending Series Fund – Class K	(1.36)%
SSgA Target Retirement 2015 Non-Lending Series Fund – Class K	(1.55)%
SSgA Target Retirement 2020 Non-Lending Series Fund – Class K	(1.87)%
SSgA Target Retirement 2025 Non-Lending Series Fund – Class K	(2.00)%
SSgA Target Retirement 2030 Non-Lending Series Fund – Class K	(2.02)%
SSgA Target Retirement 2035 Non-Lending Series Fund – Class K	(2.13)%
SSgA Target Retirement 2040 Non-Lending Series Fund – Class K	(2.34)%
SSgA Target Retirement 2045 Non-Lending Series Fund – Class K	(2.45)%
SSgA Target Retirement 2050 Non-Lending Series Fund – Class K	(2.45)%
SSgA Target Retirement 2055 Non-Lending Series Fund – Class K	(2.43)%
SSgA Target Retirement 2060 Non-Lending Series Fund – Class K	3.56%
Janus Triton Fund – Class N	1.47%
Spartan® 500 Index Fund – Fidelity Advantage Institutional Class	1.38%
Harbor Capital Appreciation Fund – Institutional Class	10.99%
Dodge & Cox Stock Fund	(4.49)%
Vanguard Extended Market Index Fund – Institutional Plus Shares	(3.23)%
CRM Small/Mid Cap Value Fund – Institutional Class	(7.44)%
Dodge & Cox International Stock Fund	(11.35)%
Vanguard FTSE All-World Ex-U.S. Index Fund – Admiral Shares	(4.64)%
Ecolab Stock Fund	10.66%

Participants are always 100% vested in their deferred compensation account and are entitled to receive a distribution in cash upon termination, death or disability. The normal form of distribution with respect to the portion of the account attributable to contributions made before 2005 (“Grandfathered Mirror Savings Benefit”) is a single lump sum, but an executive may elect to receive such portion of the account in the form of annual installments over a period not to exceed ten years. The portion of the executive’s account attributable to contributions made after 2004 is subject to Internal Revenue Code Section 409A (“409A Mirror Savings Benefit”). The normal form of 409A Mirror Savings Benefit is a 10-Year Annual Installment payout commencing upon separation from service, provided that payment to a “specified employee” (corporate officers, including each of the named executive officers) may not commence earlier than six months after separation from service. Optional forms of benefits available to participants include 5-year annual installments or lump sum. Participants were permitted to make a transition election as to an optional form of benefit for their 409A Mirror Savings Benefit before the end of 2008 as permitted under 409A regulations and new participants may make such an election at the time of initial enrollment. Any subsequent change in optional form by a participant is subject to the “1-year/5-year rule” which requires that the change be made 12 months before separation from service and must not become effective for 12 months after the election is made (the 1-year rule), and the payment commencement date must be delayed for five years after it would otherwise be paid (the 5-year rule). Despite the plan’s normal form of benefit or a participant’s election of an optional form of benefit, the Company will cash out the participant’s Grandfathered Mirror Savings Benefit and/or the participant’s 409A Mirror Savings Benefit in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000. Deferrals may be withdrawn during employment only upon an unforeseeable emergency and are limited to the amount needed to satisfy such emergency. Company matching amounts are not available for such in-service withdrawal and are subject to forfeiture for certain serious misconduct.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company maintains certain plans, policies and practices covering named executive officers that will require it to provide incremental compensation upon certain types of terminations, including termination due to a change in control of the Company.

Overview – The following discussion describes additional amounts that the Company would pay or provide to a named executive officer or his or her beneficiaries as a result of termination of employment in each of the following situations: voluntary resignation, discharge for cause, discharge without cause, resignation due to constructive discharge, death or disability and change in control of the Company. For purposes of this discussion, estimated benefits are calculated as if the termination and/or change in control occurred on December 31, 2015, PBRSU awards are valued based on the value of a share of the Company’s stock of $114.38, the closing price on December 31, 2015, the last trading day of 2015, and option awards are valued based on the difference between $114.38 and the per share exercise price of the respective awards.

As permitted by SEC rules, the following discussion and amounts do not include the payments and benefits that are not enhanced by the termination of employment or change in control. These payments and benefits are referred to hereafter in this discussion as “vested benefits” and include:

•	benefits accrued under the Company’s Pension Plan, tax-qualified deferred compensation 401(k) and profit-sharing plan, in which all eligible employees participate;
•	benefits provided under a retiree health, and except as specified, a death benefits program, in which all eligible employees participate;
•	accrued vacation pay, health and life insurance plan continuation and other similar amounts payable when employment terminates under programs applicable to the Company’s salaried employees generally;
•	payment of earned annual cash incentive payable if employed through the end of the year described at page 35;
•	benefits accrued under the Mirror Savings Plan described in connection with the Non-Qualified Deferred Compensation table at page 50;
•	benefits accrued that have vested under the SERP described in connection with the Pension Benefits table at page 47;
•	stock options that have vested and become exercisable as described at page 38;
•	PBRSU awards that have vested upon completion of the relevant service period and whose payout are subject to the attainment of the relevant performance goals as described at page 38; and
•	shares of restricted stock or restricted stock units that have vested as described at page 39.

Voluntary Resignation – The Company is not obligated to pay any amounts in addition to the named executive officer’s vested benefits in the event of a voluntary termination of employment, unless the executive’s age and years of service qualify for special provisions applicable for retirement under the plans described below.

•

Annual Cash Incentive – If termination is after age 55 and completion of at least three years of service, the executive would receive payment of a portion of the annual cash incentive under the Company’s annual cash incentive program (Management Performance Incentive Plan or “MPIP” and Management Incentive Plan or “MIP”), which is described in the Compensation Discussion and Analysis beginning at page 35 and as part of the table entitled “Grants of Plan-Based Awards for 2015” at page 44, earned for the year that is proportionate to the portion of the performance period under the Plan that was completed prior to the termination of employment. The earned annual cash incentive payable to such an eligible executive officer for termination on December 31, 2015 would be the full amount of the actual annual cash incentive earned as reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table at page 42.

•

Retiree Life Insurance – Certain elected corporate officers who terminate employment at or after: (i) attaining age 55 and completing at least ten years of service or (ii) attaining age 65 are covered by an executive life insurance policy. Under the program, the beneficiary of the retired executive is entitled to a death benefit equal to the lesser of: (i) 200% of the

52	ECOLAB - 2016 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

executive’s average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, or (ii) $750,000.
•

Options – If termination is after: (i) age 55 and (ii) completion of at least five years of service, the executive would be entitled to accelerated vesting for options held at least six months and an extended, post-retirement exercise period of five years (or the remaining term of the options, if shorter).

•

PBRSUs – If termination is after: (i) age 55 and (ii) completion of at least five years of service, service-vesting conditions with respect to PBRSU awards held at least six months will be deemed satisfied, but vesting remains subject to the attainment of performance goals.

Messrs. Baker, Schmechel and Handley are the only named executive officers who would have been entitled to some or all of such special retirement provisions as of December 31, 2015, as follows:

Mr. Baker’s retirement benefits would include: $750,000 retiree life insurance coverage; 158,977 accelerated option shares at $1,286,310 value; and 69,035 PBRSUs at $7,896,223 value.

Mr. Schmechel’s retirement benefits would include: $124,500 annual cash incentive; $750,000 retiree life insurance coverage; 31,079 accelerated option shares at $249,299 value; and 13,333 PBRSUs at $1,525,029 value.

Mr. Handley’s retirement benefits would include: $150,600 annual cash incentive; $750,000 retiree life insurance coverage; 41,537 accelerated option shares at $341,504 value; and 18,443 PBRSUs at $2,109,510 value.

Discharge for Cause – The Company is not obligated to pay any amounts in addition to the named executive officer’s vested benefits in the event of a termination of employment for cause. The executive’s right to exercise vested options expires and unvested PBRSU and restricted stock unit awards are forfeited upon discharge for cause. Cause under the Company’s stock incentive plans includes: (a) deliberate injury or attempted injury related to the Company or any subsidiary, including dishonesty, fraud, misrepresentation, or embezzlement; (b) any unlawful or criminal activity of a serious nature; (c) any intentional and deliberate material breach of duty; or (d) material breach of any confidentiality or non-compete agreement.

An elected corporate officer with qualifying age and years of service would receive coverage under the retiree life insurance program described in the above section entitled “Voluntary Resignation.”

Death or Disability – In the event of a termination as a result of death or disability, the named executive officer or his or her beneficiaries would be entitled to the following benefits in addition to his or her vested benefits.

•

Executive Long-Term Disability Benefits – Certain executives who become “disabled” will, following a 180-day elimination period, receive payments from the Company equal to 60% of his or her base salary and annual cash incentive, reduced by the benefit paid under the Company’s insured long-term disability plan available to all full-time employees (which is limited to $15,000 per month). Total disability benefits are limited to $35,000 per month. An executive is “disabled” during the first 18 months if he or she cannot earn at least 80% of his or her pre-disability compensation at his or her own occupation. After 18 months, the executive is “disabled” if he or she cannot earn at least 80% of his or her pre-disability compensation at any occupation for which he or she is qualified by training, education or experience. Benefits may continue until the executive reaches Social Security Normal Retirement Age, subject to certain minimum lengths of payment. Benefits are limited to 24 months if disability is a result of mental illness that results from any cause, any condition that may result from mental illness, alcoholism which is under treatment, or the non-medical use of narcotics, sedatives, stimulants, hallucinogens or any other such substance.

•

Executive Life Insurance – If an executive covered by executive life insurance dies, his beneficiary will receive an insured basic executive death benefit equal to three times the executive’s annual compensation for the year preceding the death, subject to a maximum benefit of $9,000,000. The death benefit which would have been payable to the beneficiaries of each of the named executive officers for a death as of December 31, 2015 would be as follows: Mr. Baker, $9,000,000; Mr. Schmechel, $3,010,500; Mr. Handley, $4,118,400; Mr. Hickey, $2,757,450;  and Mr.  Beck, $2,901,600. If an executive’s death is accidental, the beneficiary would receive an additional accidental death benefit amount equal to the executive death benefit, subject to a maximum of $6,000,000. If an executive’s death occurs during travel on Company business, the benefit would be increased by three times the executive’s annual compensation for the year preceding the death, subject to a maximum business travel benefit of $6,000,000.

•

Annual Cash Incentive – Payment of the annual cash incentive under the Company’s annual cash incentive program (Management Performance Incentive Plan or “MPIP” and Management Incentive Plan or “MIP”), which is described in the Compensation Discussion and Analysis beginning at page 35 and as part of the table entitled “Grants of Plan-Based Awards For 2015” at page 44, earned for the year that is proportionate to the portion of the performance period under the Plan that was completed prior to the termination of employment. The earned annual cash incentive payable to each

ECOLAB - 2016 Proxy Statement	53

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

of the named executive officers for termination due to death or disability on December 31, 2015 would be the full amount of the actual annual cash incentive earned as reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table at page 42.

•

Options – If employment terminates as a result of death or disability, the vesting of options is accelerated and the post-death/disability exercise period is extended to five years (or the remaining term of the options, if shorter). Accelerated vesting for each of the named executive officers would be as follows: Mr. Baker, 332,013 option shares at $1,286,310 value; Mr. Schmechel, 63,764 option shares at $249,299 value; Mr. Handley, 79,989 option shares at $341,504 value; Mr. Hickey, 47,995 option shares at $204,922 value;  and Mr. Beck, 47,995 option shares at $204,922 value.

•

PBRSUs – If employment terminates as a result of death or disability, service-based vesting conditions on PBRSUs will be deemed satisfied, but vesting remains subject to attainment of performance goals. Accelerated vesting for each of the named executive officers would be as follows, assuming full attainment of performance goals, payment after the end of the performance period and a stock price of $114.38, the closing price on December 31, 2015: Mr. Baker, 107,103 units at $12,250,441 value; Mr. Schmechel, 20,524 units at $2,347,535 value; Mr. Handley, 26,903 units at $3,077,165 value; Mr. Hickey, 16,142 units at $1,846,322 value;  and Mr. Beck, 16,142 units at $1,846,322 value.

•

Restricted Stock Unit Awards – If employment terminates as a result of death or disability, the vesting of restricted stock unit awards is accelerated. None of the named executive officers holds any unvested restricted stock units.

Discharge Not for Cause: Resignation Due to Constructive Discharge – The Company negotiates severance arrangements on a case-by-case basis if an executive’s employment is terminated involuntarily without cause or if the executive resigns as a result of a constructive discharge. Any such negotiated settlement would require the named executive officer to sign a general release and waiver of claims against the Company and would typically require compliance with confidentiality and non-compete restrictions. Payment of such severance will generally be made in equal installments over regular payroll periods. For purposes of this disclosure, such a negotiated severance is estimated to include payment of up to two years’ base salary and target annual cash incentive for each of the named executive officers listed, as follows: Mr. Baker, $5,750,000; Mr. Schmechel, $1,890,000; Mr. Handley, $2,356,000; Mr. Hickey, $1,802,600; and Mr. Beck, $1,872,600.

At the discretion of the Compensation Committee, the vesting of options may be accelerated or extended and the exercise period extended. However, no option may remain exercisable or continue to vest for more than two years beyond the date such option would have terminated if not for the Compensation Committee’s action, or beyond its expiration date, whichever first occurs. In addition, the Compensation Committee may, at its discretion, accelerate the vesting of PBRSU and restricted stock unit awards. The PBRSU awards further provide that vesting of the service-based vesting conditions will be accelerated on a pro-rated basis in the event an executive’s employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria. Accelerated vesting for our named executive officers would be as follows: Mr. Baker, 36,616 units at $4,188,138 value; Mr. Schmechel, 7,182 units at $821,477 value; Mr. Handley, 8,802 units at $1,006,773 value; Mr. Hickey, 5,281 units at $604,041 value;  and Mr. Beck, 5,281 units at $604,041 value.

In addition, if an executive’s position, age and years of service qualify at time of termination, the executive would receive benefits under the same special provisions applicable for retirement as are described in the section entitled voluntary resignation above. As noted in that section, Messrs. Baker, Schmechel and Handley are the only named executive officers who would have been entitled to such special retirement provisions as of December 31, 2015.

Change in Control – The Company maintains a Change-in-Control Severance Compensation Policy (the “Policy”) which applies to elected officers (other than assistant officers) of the Company, including each named executive officer listed in the Summary Compensation Table at page 42. The Policy excludes an officer who may otherwise be eligible for coverage but is covered by separate change-in-control or similar agreements with the Company or a subsidiary. The Board of Directors may terminate the Policy after two years’ advance notice, except that the Policy may not be terminated within two years after a change in control has occurred.

The Policy entitles an officer to a severance payment if, within two years following a change in control, the officer’s employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates employment for Good Reason (as defined in the Policy). The severance payment is paid in a lump sum equal to the sum of: (i) two times the sum of the officer’s base salary plus target annual cash incentive; plus (ii) a pro-rated portion of the target annual cash incentive for the year of termination. The officer also is entitled to payment of reasonable outplacement service fees up to 20% of base salary, and continuation, for up to 18 months, of medical and dental health coverage at the cost the officer paid prior to termination of employment. The Policy does not provide a gross-up for the 280G excise tax.

54	ECOLAB - 2016 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

However, the Policy does provide for a reduction of payments if the Policy results in higher after-tax income to the participant due to 280G excise tax. As a condition of the payment of such benefits, the officer must release the Company from employment-related claims.

The Company’s non-qualified Mirror Pension Plan and Supplemental Executive Retirement Plan discussed under the section entitled Pension Benefits For 2015 at page 47 provide that the interests of participants shall vest and become non-forfeitable upon a change in control of the Company. Messrs. Baker, Schmechel, Handley, Hickey,  and Beck each participate in the Mirror Pension Plan and the Supplemental Executive Retirement Plan, however Messrs. Baker, Schmechel and Handley are already vested in these benefits.

Upon a change in control, if any outstanding option, PBRSU award or restricted stock unit award is continued, assumed or replaced by the Company or the surviving or successor entity in connection with the change in control, and if within two years after the change in control an executive’s employment or other service is terminated without Cause or is terminated by the executive for Good Reason, then: (i) each of the executive’s outstanding options will become exercisable in full and remain exercisable for the remaining term of the option, (ii) each of the holder’s unvested restricted stock unit awards and PBRSU awards will fully vest, and (iii) any performance goals applicable to the holder’s PBRSU awards will be deemed to have been satisfied to the target level of performance. If any outstanding option, PBRSU award or restricted stock unit award is not continued, assumed or replaced in connection with the change in control, then the same consequences as specified in clauses (i) through (iii) of the previous sentence will occur in connection with a change in control unless and to the extent the Compensation Committee elects to terminate such options or awards in exchange for a payment with respect to each option or award in an amount equal to the excess, if any, between the fair market value of the shares subject to the option or award immediately prior to the effective date of such change in control (which may be the fair market value of the consideration to be received in the change-in-control transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such option or award (or, if there is not excess, such option or award may be terminated without payment).

For purposes of the Policy and stock incentive plans, the term “change in control” means the occurrence of any of the following events:

•	a person or group acquires 25% or more of the Company’s outstanding voting power;
•

during any 24 consecutive month period, individuals who constitute the Board on the first day of the period or any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election relating to the election of directors) whose election or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on the first day of such period (or whose election or nomination were previously so approved) shall cease for any reason to constitute at least a majority of the Board of Directors;

•

the Company engages in a merger or consolidation, other than a merger or consolidation in which the Company’s voting securities immediately prior to the transaction continue to represent over 50% of the voting power of the Company or the surviving entity immediately after the transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; or

•

the consummation of a plan of complete liquidation or the Company sells all or substantially all of the Company’s assets, other than to an entity with more than 50% of its voting power owned by the Company’s stockholders in substantially the same proportion as their ownership of the Company immediately prior to the sale.

ECOLAB - 2016 Proxy Statement	55

The table below summarizes the maximum additional payments the Company would be obligated to make if a qualifying termination due to a change in control occurred on December 31, 2015.

	Severance Payments					Equity Awards
					(A)	(B)		(C)
Name	Cash Lump Sum ($)	Accelerated Portion of Pension ($) (1)	Outplacement Service Fees ($)	Health Insurance Premiums ($)	Total Severance Payments ($)	Accelerated Portion of Stock Options		Accelerated Portion of PBRSU & RSU Awards		Total Potential Value ($) (5)
						Number (#)(2)	Value ($)(3)	Number (#)	Value ($)(4)
Douglas M. Baker, Jr.	5,750,000	-	230,000	28,633	6,008,633	332,013	1,286,310	107,103	12,250,441	19,545,384
Daniel J. Schmechel	1,890,000	-	105,000	18,321	2,013,321	63,764	249,299	20,524	2,347,535	4,610,155
Thomas W. Handley	2,356,000	-	124,000	19,356	2,499,356	79,989	341,504	26,903	3,077,165	5,918,025
Michael A. Hickey	1,802,600	1,415,498	103,000	31,480	3,352,578	47,995	204,922	16,142	1,846,322	5,403,822
Christophe Beck	1,872,600	936,051	107,000	28,633	2,944,284	47,995	204,922	16,142	1,846,322	4,995,528
(1)

Represents that portion of the actuarial present value of accumulated pension benefits reported in the Pension Benefits For 2015 table at page 47 which would become payable upon a change in control as a result of acceleration of vesting.

(2)	Total number of unvested options as of December 31, 2015.
(3)

Represents the difference between the closing price of our Common Stock as of December 31, 2015 ($114.38) and the exercise price of each option that would be accelerated. All options may be exercised at any time during the three months (or five years if retirement eligible) after employment after the change in control, but not beyond the original ten-year term of the option.

(4)	Represents the value of PBRSU and restricted stock unit awards as of December 31, 2015 ($114.38) that would be accelerated.
(5)	Represents the sum of amounts in Column (A) Total Severance Payments, (B) Accelerated Portion of Stock Options and (C) Accelerated Portion of PBRSU and Restricted Stock Unit Awards.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents, as of December 31, 2015, compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	14,063,845 (1)	$67.87 (1)	15,888,937
Equity compensation plans not approved by security holders	286,786 (2)	$55.60 (2)	0
Total	14,350,631	$67.58	15,888,937
(1)

Includes 254,835 Common Stock equivalents representing deferred compensation stock units earned by non-employee directors under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, 1,949 Common Stock equivalents representing stock unit awards assumed by us in connection with the Nalco merger effective December 1, 2011, 1,444,189 Common Stock equivalents under our 2010 Stock Incentive Plan representing performance-based restricted stock units payable to employees, and 271,286 Common Stock equivalents under our 2010 Stock Incentive Plan representing restricted stock units payable to employees.  All of the Common Stock equivalents described in this footnote (1) are not included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.  The reported amount additionally includes 95,140 shares of Common Stock subject to stock options assumed by us in connection with the Nalco merger.  Such options, which have a weighted-average exercise price of $26.27, are included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

(2)

The reported amount represents shares of our Common Stock which were formerly reserved for future issuance under the Amended and Restated Nalco Holding Company 2004 Stock Incentive Plan (the “rollover shares”) and granted to legacy Nalco associates on December 1, 2011, February 22, 2012 and May 2, 2012 under the Ecolab Inc. 2010 Stock Incentive Plan in the form of stock options. These rollover shares are deemed exempt from shareholder approval under Rule 303A.08 of the New York Stock Exchange in accordance with our notice to the New York Stock Exchange dated December 16, 2011.  The Nalco plan was amended to prohibit future grants.

56	ECOLAB - 2016 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading “Board Committees – Audit Committee” at page 14 hereof. The Audit Committee’s Charter recognizes that (i) it is the responsibility of management to prepare the Company’s financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and (ii) it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee’s responsibilities include overseeing the work of the participants in the financial reporting and control process.

In this context, the Audit Committee has (i) reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2015, and for the year then ended (the “Financial Statements”) with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America, (ii) discussed the Financial Statements with PricewaterhouseCoopers LLP (our independent registered public accounting firm), including the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, “Communications with Audit Committees,” and (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP their independence. The Committee has also considered whether PricewaterhouseCoopers LLP’s provision of non-audit services as described below under the heading “Audit Fees” is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Dated: February 25, 2016	Carl M. Casale	David W. MacLennan
	Stephen I. Chazen	Tracy B. McKibben
	Joel W. Johnson	Victoria J. Reich
	Robert L. Lumpkins	Suzanne M. Vautrinot

ECOLAB - 2016 Proxy Statement	57

AUDIT FEES

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the years ended December 31, 2015 and 2014.

Fee Category	2015	2014
Audit Fees(1)	$12,015,000	$12,885,000
Audit-related Fees(2)	$90,000	$140,000
Tax Fees(3)	$3,580,000	$3,775,000
All Other Fees(4)	$0	$0
(1)

Fees and expenses paid to PwC for: (i) annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards); (ii) 404 attestation services (attestation services relating to the report on the Company’s internal controls as specified in Section 404 of Sarbanes-Oxley Act); (iii) statutory audits (statutory audits or financial audits for subsidiaries or affiliates required to be performed in accordance with local regulations); (iv) regulatory financial filings (services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters); (v) incremental audit procedures related to acquisitions or other transactions; and (vi) consultations on accounting and disclosure matters (consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies).

(2)

Fees and expenses paid to PwC for: (i) agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory matters); (ii) attest services; and (iii) employee benefit plan audits (financial statement audits of pension and other employee benefit plans).

(3)

Fees and expenses paid to PwC for: (i) U.S. federal, state and local tax advice, $225,000 (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings); (ii) international non-U.S. tax compliance, $1,780,000 (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company); (iii) international non-U.S. tax advice, $465,000 (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); and (iv) transfer pricing, $1,110,000  (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions).

(4)	This category includes all fees paid to PwC that must be disclosed and are appropriately not included in the Audit, Audit-Related and Tax categories.

All of the professional services provided by PwC in 2015 and 2014 were approved or pre-approved in accordance with policies of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policy, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policy specifies that:

•	annual pre-approval of the audit engagement (including internal control attestation) is required;
•	the independent auditor may not provide prohibited services;
•	annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;
•	management and the independent auditors report to the Committee on all non-audit service projects and related fees;
•	all services and fees are reviewed annually; and
•	the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include: (i) merger/acquisition due diligence services; (ii) attest services; (iii) tax compliance, filings and returns; and (iv) tax planning services, provided that such services are limited to projects having “known or accepted” outcomes.

58	ECOLAB - 2016 Proxy Statement

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016 and to perform other appropriate services. Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PwC has provided professional services to the Company in 2015, the aggregate fees and expenses of which are reported at page  58.

Board of Directors’ Recommendation – The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2016. Under the laws of the State of Delaware, stockholder ratification of the appointment of our independent registered public accounting firm is not required. However, the Board deems it advisable to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter, but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

ECOLAB - 2016 Proxy Statement	59

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN

We are asking our stockholders to approve an amendment to our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, as amended and restated (the “2001 Plan”), that will place an $800,000 cap on the aggregate grant date fair value of 2001 Plan awards denominated in shares that may be made to any non-employee director of the Company during any calendar year, excluding such awards made at the election of a director to defer the receipt of cash compensation otherwise payable for services as a director.  No other changes are proposed for the 2001 Plan.

Under the 2001 Plan, each non-employee director of the Company may receive periodic grants of stock options and quarterly grants of share units in such amounts as is determined by our Board of Directors (these discretionary awards are referred to as “Options” and “Share Unit Compensation”), and is provided the opportunity to make annual elections to defer receipt of director cash compensation through credits to either an interest bearing account (the "Cash Account") or to an account (the “Share Unit Account”) to which Share Unit Compensation is also credited.  Share units credited to the Share Unit Account as the result of an election to defer cash compensation are referred to as “deferred share units” when necessary to distinguish them from share units associated with Share Unit Compensation.  The cap that would be introduced by the proposed amendment to the 2001 Plan would apply to Options and Share Unit Compensation, but not to deferred share units (or any credits to the Cash Account).

The 2001 Plan is the only plan or arrangement under which share-based compensation is provided to our non-employee directors, and no shares have been added to the 2001 Plan since it was originally approved by our stockholders in 2001.  As of December 31, 2015, there were 531,582 shares of our Common Stock remaining available for awards under the 2001 Plan.

Our Board approved the proposed amendment to the 2001 Plan on February 25, 2016, subject to stockholder approval at our annual meeting of stockholders on May 5, 2016.  If approved by our stockholders, the proposed amendment, a copy of which is attached as an appendix to this proxy statement, will become effective on the date of such approval.

Summary of the Amended 2001 Plan

The major features of the 2001 Plan as proposed to be amended are summarized below, and references to the "2001 Plan" in the following discussion refer to the 2001 Plan as proposed to be amended.  The summary is qualified in its entirety by reference to the full text of the 2001 Plan, a copy of which has been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the Commission's website at http://www.sec.gov.

Purpose of the 2001 Plan.  The purpose of the 2001 Plan is to attract and retain the services of experienced and knowledgeable non-employee directors and to align their interests more closely with the interests of our stockholders by providing these directors with share-based compensation and greater flexibility in the form and timing of receipt of compensation for their service on the Board through the ability to defer the receipt of cash-based compensation in the form of credits to their Cash or Share Unit Accounts.

Eligible Participants.  All non-employee directors of the Company are eligible to participate in the 2001 Plan.  As of March 8, 2016, there were 16 non-employee directors of the Company.  Non-employee directors remain participants in the 2001 Plan until their outstanding Options have been exercised, canceled or expired and their entire Cash and Share Unit Account balances have been distributed.

60	ECOLAB - 2016 Proxy Statement

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN

Administration.  The Board's Compensation Committee (the "Administrator") will administer the 2001 Plan.  The Administrator may make, modify and rescind rules, policies, practices or procedures determined to be advisable in connection with the administration of the 2001 Plan, and has the discretionary power and authority to make determinations and interpretations necessary for administration of the 2001 Plan, including limiting or modifying the application of 2001 Plan provisions and 2001 Plan rules to address or accommodate special issues related to the participation in the 2001 Plan of non-U.S. residents.  Each determination, interpretation or other action of the Administrator will be conclusive and binding for all purposes on all persons.

Shares Subject to the 2001 Plan.  Subject to adjustment as described in the next sentence, the maximum number of shares of our Common Stock available for issuance or distribution under the 2001 Plan is 1,000,000 shares, plus any shares that remained available as of the original effective date of the 2001 Plan under certain predecessor plans of the Company.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the 2001 Plan provides that the Administrator will make appropriate adjustment to (i) the number and kind of securities or other property available for issuance or distribution under the 2001 Plan, (ii) the number and kind of share units credited to Share Unit Accounts, (iii) the number and kind of securities as to which Options are to be granted, and (iv) the number, kind and exercise price of securities subject to outstanding Options.

Shares subject to outstanding Options and to share units that have been credited to Share Unit Accounts reduce the maximum number of shares available for issuance or distribution under the 2001 Plan.  Any shares subject to an Option that expires, is forfeited or for any reason terminates unexercised, or subject to share units that are forfeited, again become available for issuance or distribution and replenish the 2001 Plan’s share reserve.  To the extent that tax withholding obligations associated with the exercise of Options are satisfied by withholding shares otherwise issuable upon such exercise, the number of shares so withheld will again become available for issuance or distribution and replenish the 2001 Plan’s share reserve.

Options.  The Board may, from time to time, grant Options to non-employee directors covering such number of shares as the Board determines.  Each Option will be a non-statutory option with an exercise price equal to 100% of the Market Price of a share of our Common Stock on the date of grant.  The Market Price of a share of our Common Stock on any day will be the average of the high and low sale prices of such a share on the New York Stock Exchange during the regular trading session on that day.  On March 8, 2016, the Market Price of a share of our Common Stock was $104.805.

Each Option granted under the 2001 Plan will vest and become exercisable as to 25% of the shares subject to the Option three, six, nine and twelve months, respectively, after the Option’s date of grant, and will terminate 10 years after the date of grant.  If a non-employee director ceases to serve as a director of the Company for any reason, then each of his or her Options will, to the extent it was already exercisable, remain exercisable for the shorter of the remaining term of the Option or five years after the date service as a director ceased.  Payment of the exercise price for an Option may be made in cash or, with the consent of the Administrator, by payment under a broker-assisted sale and remittance program, by withholding Shares issuable upon exercise of the Option, by delivery of Shares already owned by the director, or by a combination of these methods.

No Option granted under the 2001 Plan may be transferred in any manner, except for a transfer to a beneficiary or legal representative if the 2001 Plan participant dies, or, if the Administrator permits, a gift of the option to any member of the participant’s immediate family, or to a trust, foundation or other entity in which such family members (and the participant) have more than 50% of the beneficial interests or voting interests, or control the management of the assets.  Except for these permitted transfers, only a participant may exercise an Option.

Cash and Share Unit Accounts.  For each participant in the 2001 Plan, the Administrator will establish and maintain a Cash Account and a Share Unit Account to evidence amounts credited with respect to the participant pursuant to the 2001 Plan.

Share Unit Compensation.  Non-employee directors will receive Share Unit Compensation in an annual amount expressed in dollars that will be determined by the Board from time to time.  This Share Unit Compensation will be paid to each non-employee director in the form of share unit credits to his or her Share Unit Account as of the last day of each calendar quarter.  The number of share units credited to a director's Share Unit Account each quarter will be determined by dividing

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN

the dollar amount of the Share Unit Compensation the director has earned for that quarter by the Market Price of a share of our Common Stock on the date the credit is made.

Deferral of Other Compensation.  Non-employee directors may annually elect to defer the receipt of up to 100 percent of all cash compensation payable during the next calendar year for their services to the Company as directors, including annual cash retainers, meeting fees and supplemental retainers for service as lead director or chair of a Board committee.  Cash compensation earned during each calendar quarter that is to be deferred will be credited to a director's Cash Account and/or Share Account, in accordance with the director’s allocation election, as of the last day of each calendar quarter.  A deferred amount credited to a Share Account will be converted into a number of deferred share units by dividing the dollar amount allocated and credited to the Share Account by the Market Price of a share of our Common Stock on the date the credit is made.

Earnings Credits.  As of the last day of each calendar quarter, a 2001 Plan participant's Cash Account will be credited with interest, calculated monthly at the composite prime rate published by Bloomberg.  As and when dividends are paid on our Common Stock, a 2001 Plan participant's Share Unit Account will be credited with additional share units, the number of which will be determined by dividing the dollar amount of dividends that would have been payable on a number of shares equal to the number of share units credited to the participant's Share Unit Account on the record date for such dividend payment by the Market Price of a share of our Common Stock on the dividend payment date.

Distributions of Accounts.   Distributions of a participant's Cash and Share Unit Accounts will be made or commence after the participant ceases to be a member of the Board (and, if applicable, has ceased to provide services as an independent contractor to the Company and its subsidiaries).  Distributions from a participant's Cash and Share Unit Accounts will be made in the form of a lump sum payment unless the participant has elected to receive distributions in the form of annual installment payments for a period of not more than 10 years.  If a participant dies or becomes disabled, distributions will be made to the participant's designated beneficiary or to the participant, as applicable, in a lump sum payment whether or not payments had already commenced in the form of installments, unless the participant had specifically elected to have installment payments continue after his or her death or disability.  Any distribution from a participant's Cash Account will be made in cash only, and any distribution from a participant's Share Unit Account will be made only in shares of our Common Stock.

The normal distribution times under the 2001 Plan may be changed under very limited circumstances involving an unforeseeable event that causes a severe financial hardship to a participant that cannot be satisfied through other means, or involving deferrals credited before January 1, 2005. A participant may also change the time of distribution of amounts deferred after 2004 as permitted by Internal Revenue Code Section 409A, which requires that the change be made 12 months before separation from service and must not become effective for 12 months after the election is made (the 1-year rule), and the payment commencement date must be delayed for five years after it would otherwise be paid (the 5-year rule).

Change in Control.  If a Change in Control of the Company occurs, any outstanding Option will immediately become exercisable in full, and the Board may, in its sole discretion, determine that some or all participants holding outstanding Options will receive in exchange for those Options cash in an amount equal to the excess of the Market Price of the shares subject to such Options immediately prior to the effective date of such Change in Control over the aggregate exercise price of such Options.

For purposes of the 2001 Plan, a "Change in Control of the Company" generally means: (i) a person or group acquires 25% or more of the Company's outstanding voting power, except that the triggering percentage is 34% if the acquisition was approved by the Board, and is 50% if the acquiring person, prior to becoming a 25% shareholder, enters into and otherwise complies with a shareholder agreement which imposes limits on the person's maximum shareholding; (ii) during any 36 consecutive calendar month period, “incumbent directors” cease for any reason to constitute at least a majority of the Board, where incumbent directors consist of individuals who were members of the Board on the first day of such 36 month period or whose election or nomination for election to the Board during such period was approved by a vote of at least two-thirds of the then-incumbent directors; (iii) a merger or consolidation involving the Company or any of its subsidiaries is consummated, other than a merger or consolidation which would result in the voting power of the Company immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting

62	ECOLAB - 2016 Proxy Statement

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN

securities of the surviving entity) over 50% of the voting power of the Company or the surviving entity immediately after such transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; or (iv) the Company’s stockholders approve a plan of complete liquidation or dissolution or a sale of all or substantially all of the Company's assets is consummated, other than to an entity more than 50% of the voting power of which is owned by the stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.

Effect of Actions Constituting Cause.  If the Board determines that a 2001 Plan participant has engaged in dishonesty, fraud, misrepresentation or embezzlement with respect to the Company or any subsidiary, or deliberately injured or attempted to injure the Company or any subsidiary, or materially breached any confidentiality or non-compete agreement with the Company or any subsidiary, then the participant’s outstanding Options will terminate and be forfeited.  Amounts credited to the participant's Cash and Share Unit Accounts will not be forfeited.

Source of Payments; Nature of Interests.  The 2001 Plan is unfunded and all benefits and costs under the 2001 Plan will be paid from the Company's general assets, and participants have no greater rights to receive benefits than any unsecured general creditor of the Company.  The Company may establish a “rabbi” trust with an independent corporate trustee for the purpose of paying benefits under the 2001 Plan.  Except for limited permitted transfers of Options as described above, benefits payable under the 2001 Plan may not be sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process.

Amendment and Termination of the 2001 Plan.  The Board may amend or terminate the 2001 Plan at any time.  No termination or amendment of the 2001 Plan will be effective to deprive any 2001 Plan participant of any benefit to which he or she has become entitled prior to such amendment or termination, and may not adversely affect any outstanding Option without the consent of the affected participant.  The Company may, however, amend the 2001 Plan to change the manner of determining earnings to be credited to participants’ Cash and Share Unit Accounts, and such changes may be applied to existing Account balances, and may amend the 2001 Plan in any manner deemed necessary to comply with Section 409A of the Internal Revenue Code.

Material Federal Income Tax Consequences

The following description of the U.S. federal income tax consequences of awards made under the 2001 Plan is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect.  The description does not include state or local income tax consequences.  In addition, the description is not intended to address specific tax consequences applicable to an individual participant under the 2001 Plan.

Options.  Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of an Option.  Upon exercise of an Option, a participant will recognize ordinary income equal to the difference between the fair market value of the shares purchased, determined on the date of exercise, and the exercise price paid for the shares.  Special rules will apply if previously acquired shares of our Common Stock are permitted to be delivered in payment of an Option exercise price.  At the time of a subsequent sale or disposition of any shares obtained upon exercise of an Option, any gain or loss will be a capital gain or loss.  Whether the gain or loss constitutes long or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an Option for any amounts includable in the taxable income of the participant as ordinary income.

Share Unit Compensation.  We believe that a participant's receipt of credits to his or her Share Unit Account as a result of Share Unit Compensation paid pursuant to the 2001 Plan will not be a taxable event for federal income tax purposes.  A participant will generally not recognize taxable income until he or she receives a distribution of shares of our Common Stock in settlement of stock units credited to the Stock Unit Account, and at that time the fair market value of the distributed shares will be taxable as ordinary income.  A participant will generally recognize a capital gain or loss upon a subsequent taxable sale or disposition of any such shares.  Whether the gain or loss constitutes long or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN

In general, the Company will be entitled to a compensation expense deduction for any amounts includable in the taxable income of a participant as ordinary income.

Deferrals.  We believe that a participant's election to defer the receipt of cash compensation pursuant to the 2001 Plan will not be a taxable event for federal income tax purposes.  A participant will generally not recognize taxable income until he or she receives distributions of cash or shares of our Common Stock pursuant to the 2001 Plan, and at that time the amount of cash or the fair market value of the distributed shares will be taxable as ordinary income.  A participant will generally recognize a capital gain or loss upon a subsequent taxable sale or disposition of any shares received under the 2001 Plan.  Whether the gain or loss constitutes long- or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

In general, the Company will be entitled to a compensation expense deduction for any amounts includable in the taxable income of a participant as ordinary income.

Options and Share Units Granted and Deferrals Made Under the 2001 Plan

Because the grant of Options and the amount of Share Unit Compensation to be provided to non-employee directors under the 2001 Plan is discretionary with the Board, and because the amount of cash compensation to be deferred under the 2001 Plan is discretionary with each non-employee director, neither the number nor types of future 2001 Plan awards to be received by or allocated to particular participants or to the group of non-employee director participants is presently determinable.  Information regarding Option awards and Share Unit Compensation provided to non-employee directors under the 2001 Plan during 2015, and deferral elections made by non-employee directors with respect to 2015 cash compensation is provided under the caption "Director Compensation for 2015" on page 16 of this Proxy Statement.

Board of Directors' Recommendation

The Board of Directors recommends that the stockholders vote FOR approval of the amendment to the 2001 Plan.  Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the amendment to the 2001 Plan.  If the amendment to the 2001 Plan is not approved by the stockholders, the 2001 Plan will remain in effect as it existed immediately prior to the proposed amendment.

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PROPOSAL 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF EXECUTIVES DISCLOSED IN THIS PROXY STATEMENT

Ecolab’s executive compensation program is intended to: (1) support our corporate vision and long-term financial objectives, (2) communicate the importance of business results, (3) retain and motivate executives important to our success and (4) reward executives for contributions at a level reflecting our performance. We believe that our compensation policies and procedures have met these objectives. They have contributed to the Company’s historically strong growth and returns, rewarded executives based on performance and are aligned with the long-term interests of our stockholders. See “Compensation Discussion and Analysis,” beginning at page 26.

The Company is presenting this proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through an advisory vote for or against the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement.”

The Company has presented this proposal for the past six years and each year the proposal has received support from greater than 95% of the total shares cast on the proposal.

The Board of Directors urges stockholders to endorse the compensation program for our named executive officers by voting FOR the above resolution. As discussed in the Compensation Discussion and Analysis contained in this Proxy Statement, we believe that the executive compensation for 2015 is reasonable and appropriate and is justified by the performance of the Company. Our compensation program is the result of a carefully considered approach, including input and advice from the Compensation Committee’s independent compensation consultant.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Board of Directors’ Recommendation – The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s executives as described in the Compensation Discussion and Analysis and the compensation tables and otherwise in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. Proxies solicited by our Board of Directors will be voted FOR approval of the proposal unless otherwise specified.

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PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who owns 100 shares of our Common Stock, has notified the Company that he intends to present the following resolution at the Annual Meeting. The Company disclaims any responsibility for the content of this proposal and statement of support, the text of which, in accordance with rules of the Securities and Exchange Commission, is printed verbatim from its submission, with only minor formatting changes.

After careful consideration, the Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal set forth below.

STOCKHOLDER PROPOSAL

Proposal 5 – Shareholder Proxy Access

RESOLVED: Shareholders ask our board of directors to adopt, and present for shareholder approval, a “proxy access” bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the “Nominator”) that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company’s outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

The Security and Exchange Commission’s universal proxy access Rule 14a-11 was unfortunately vacated by a 2011 court decision. Therefore, proxy access rights must be established on a company-by-company basis.

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PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule, a cost-benefit analysis by the CFA Institute (Chartered Financial Analyst), found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140 billion.

Please vote to enhance shareholder value:

Shareholder Proxy Access — Proposal 5

RESPONSE OF THE BOARD OF DIRECTORS

After careful consideration, our Board of Directors recommends that you vote AGAINST this proposal for the following reasons:

We have already adopted a carefully considered proxy access framework that strikes the appropriate balance between enhancing stockholder rights and adequately protecting the best interests of all of our stockholders.

On December 3, 2015, the Board amended the Company’s By-Laws to implement proxy access. Under our By-Laws, a stockholder or a group of up to 20 stockholders owning 3% or more of the Company’s outstanding shares continuously for at least three years may nominate and include in our proxy materials director candidates constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws.

In connection with amending our By-Laws, we closely monitored proxy access developments.  We believe that our overall proxy access framework is consistent with the frameworks implemented by many other Fortune 500 companies, including having a 20 stockholder limit for purposes of satisfying the 3% test, with certain related funds being counted as one stockholder for this purpose.

Based on the information available to the Board, as well as its own deliberations on the topic, the Board proactively adopted a proxy access by-law that contains reasonable procedural safeguards to protect the interests of all of our stockholders, while at the same time remaining accessible and not overly restrictive.

We have a strong corporate governance structure and record of accountability.

Our current corporate governance structure reflects a significant and ongoing commitment to strong and effective governance practices and a willingness to be responsive and accountable to our stockholders. We regularly assess and refine our corporate governance policies and procedures to take into account evolving best practices and to address feedback provided by our stockholders and other stakeholders.

In addition to adopting a proxy access by-law last year, we have implemented numerous other corporate governance measures to ensure the Board remains accountable to stockholders and to provide our stockholders with a meaningful voice in the nomination and election of directors and the ability to communicate with directors and promote the consideration of stockholder views. For example:

•	Annual Election of Directors — Each of our directors serves a one-year term and stands for re-election at each annual meeting.
•

Majority Voting — Directors must be elected by a majority vote in an uncontested election and a director who fails to receive the required number of votes for re-election must tender his or her written resignation for consideration by the Board.

•	Substantial Majority of Board Is Independent — All of our directors, with the exception of our Chief Executive Officer, are independent.

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PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

•

Independent Lead Director — We have an independent Lead Director with substantial and clearly delineated authority. Our Lead Director provides strong independent leadership of our Board by, among other things, presiding at executive sessions in connection with every regularly scheduled Board meeting.

•	Stockholder Right to Call Special Meetings — Our By-Laws permit stockholders holding 25% of the voting power of our outstanding capital stock to call a special stockholder meeting.
•

No Supermajority Voting — In 2012, in response to a non-binding stockholder proposal at the 2011 Annual Meeting, the Board recommended and stockholders approved amendments to the Company's Certificate of Incorporation to eliminate the supermajority voting provisions.

•	No Stockholder Rights Plan — We do not have a stockholder rights plan.
•

Stockholder Input on Nominations Outside of Proxy Access — In addition to the current proxy access right, our stockholders have the ability to recommend director candidates to the Board’s Governance Committee, which considers such recommendations in the same manner as recommendations received from other sources (as described further under “Stockholder Access” on page 7). Stockholders also have the option to directly nominate director candidates and solicit proxies for the election of those candidates in accordance with our By-Laws and the federal securities laws.

•

Stockholder Engagement — Stockholders can communicate directly with the Board and/or individual directors, and we regularly engage with our investors to solicit views on important issues such as executive compensation.

Consistent with its current practice, the Board will continue to evaluate appropriate corporate governance measures and changes to our governance structure, policies and practices that it believes will serve the best interests of Ecolab and its stockholders.

In light of the carefully considered proxy access by-law adopted last year, as well as the Board’s continuing commitment to ensuring effective corporate governance, the Board believes that this proposal is moot and unnecessary.

Board of Directors' Recommendation — The Board of Directors recommends that you vote AGAINST this proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the stockholder proposal.

The proposal is advisory in nature, and approval of the proposal would serve as a recommendation to the Board of Directors to amend our proxy access by-law as necessary to reflect the terms set forth in the proposal. As with all proposals, if the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon.

68	ECOLAB - 2016 Proxy Statement

OTHER MATTERS

Proxy Solicitation Costs

We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Georgeson Inc., 480 Washington Blvd., 26th Floor, Jersey City, NJ 07310, to aid in the solicitation of proxies for a fee of $12,000 plus expenses. Proxies may also be solicited by certain directors, officers and employees of the Company without extra compensation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC and the New York Stock Exchange reports on ownership of Company securities and changes in reported ownership. As a practical matter, Company personnel assist executive officers and directors by monitoring transactions and completing and filing Section 16 reports (SEC Forms 3, 4 and 5) on their behalf based upon company records and information provided to us.

Based solely on a review of Section 16 reports and on written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2015 the Company’s executive officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a); however, the Company has determined two omissions with respect to prior years. (1) Despite timely notification to the Company by Mr. Grundhofer, one gift was inadvertently omitted from the Form 4 intended to report his gift and a Form 5 was not otherwise filed to report the gift. (2) Upon a review of Mr. Johnson’s filings to reconcile his reported beneficial ownership with his personal records, it was discovered that he had made one gift that was not previously reported on a Form 4 or Form 5. These transactions were subsequently reported for Messrs. Grundhofer and Johnson promptly upon discovery of their omission.

Householding Information

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company’s Proxy Statement or Annual Report. We will promptly deliver an additional copy of either document to any stockholder upon request to: Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, MN 55102; telephone (651) 250-2233; or e-mail investor.info@ecolab.com. If you desire to reduce the number of copies mailed to your household, please contact your bank or broker.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 5, 2016

The Notice of 2016 Annual Meeting, Proxy Statement and Annual Report to Stockholders of Ecolab Inc. are available at www.edocumentview.com/ecl.

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OTHER MATTERS

Voting by Plan Participants

Generally, you will receive only one notice, proxy card or voting instruction form covering all the shares you hold:

•	in your own name;
•	in the Dividend Reinvestment Plan sponsored by Computershare Trust Company, N.A., if any; and
•	if you participate in one or more of the following Plans:
-	the Ecolab Savings Plan and ESOP*; or
-	the Ecolab Savings Plan and ESOP for Traditional Benefit Employees*; or
-	the Ecolab Puerto Rico Savings Plan*; or
-	the Ecolab Stock Purchase Plan administered by Computershare Limited; or
-	the Ecolab Canada Share Purchase Plan administered by SG Vestia Systems Inc.

* If you participate in the Ecolab Savings Plan and ESOP, the Ecolab Savings Plan and ESOP for Traditional Benefit Employees or the Ecolab Puerto Rico Savings Plan, you are entitled to direct the respective plan trustee to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions, the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 2, 2016 to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan’s administrator.

By Order of the Board of Directors

Executive Vice President, General Counsel and Secretary
March 21, 2016

70	ECOLAB - 2016 Proxy Statement

APPENDIX A

ECOLAB INC.

2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective as of August 1, 2013)

DECLARATION OF AMENDMENT

Pursuant to the amending power reserved to the Board of Directors of Ecolab Inc. (the “Company”) by section 14.1 of the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (As Amended and Restated Effective as of August 1, 2013) (the “Plan”), the Company hereby amends the Plan effective as of May 5, 2016 by adding to it the following Section 18.9:

“18.9Limit on Annual Awards.  The aggregate grant date fair value (as determined in accordance with generally accepted accounting principles applicable in the United States) of all Share Unit Compensation and Periodic Options credited or granted during any calendar year to any Qualified Director shall not exceed $800,000.”

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal to be affixed.

Dated:	ECOLAB INC.
(Seal)

Attest:

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APPENDIX B

ECOLAB INC.

2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND

DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective as of August 1, 2013)

1. Description.
1.1 Name. The name of the Plan is the “Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.”

1.2 Purposes.  The purpose of the Plan is to attract and retain the services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board of Directors and an opportunity to obtain a greater proprietary interest in the Company’s long-term success and progress through the receipt of Periodic Options and Annual Share Units and the deferral of cash compensation in the form of credits to their Share Accounts or Cash Accounts, thereby aligning such directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Type.  The Plan is maintained primarily for the purpose of compensating Qualified Directors and providing them with the opportunity to obtain equity-based compensation and to defer cash compensation.  The Plan is intended to be unfunded for tax purposes.  It will be construed and administered in a manner that is consistent with and gives effect to the foregoing.

1.4 Components of Director Compensation.  Qualified Directors who are eligible pursuant to Section 2.1 will receive Periodic Options, Share Unit Compensation and Other Director Compensation as part of their annual compensation for services rendered as directors of the Company, as determined by the Board from time to time.  Qualified Directors who are eligible pursuant to Section 2.1 may defer the receipt of some or all of their Other Director Compensation in the form of credits to their Cash Accounts and Share Accounts.

1.5 American Jobs Creation Act (AJCA).

(a) It is intended that with respect to amounts deferred after December 31, 2004, the Plan, as amended, comply with the provisions of Section 409A of the Code, as enacted by the AJCA, so as to prevent the inclusion in gross income of any amount credited to a Participant’s Account hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise be actually distributed or made available to the Participant and the Plan shall be construed to give effect to such intention.  It is intended that the Plan be administered in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto (collectively with the AJCA, the “409A Guidance”).

(b) The Administrator shall not take any action hereunder that would violate any provision of Section 409A of the Code.  It is intended that all Participant elections hereunder will comply with Code Section 409A and the 409A Guidance, to the extent it applies.  The Administrator is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply with the requirements thereof (including any transition or grandfather rules thereunder).  In this regard, the Administrator is authorized to permit Participant elections with respect to amounts deferred after December 31, 2004 and is also permitted to give the Participants the right to amend or revoke such elections in accordance with the 409A Guidance.

(c) The Plan was amended effective as of January 1, 2005 to create two separate Sub-Accounts for each Participant’s Account hereunder — (i) the “Pre-2005 Sub-Account” for amounts that are “deferred” (as such

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terms is defined in the 409A Guidance) as of December 31, 2004 (and earnings thereon) and (ii) the “Post-2004 Sub-Account” for amounts that are deferred after December 31, 2004 (and earnings thereon).

(d) In furtherance of, but without limiting the foregoing, any deferrals (and the earnings thereon) that were deferred prior to January 1, 2005 and that qualify for “grandfathered status” under Section 409A Guidance shall continue to be governed by the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Code and shall be subject to the terms and conditions specified in the Plan as in effect prior to January 1, 2005.

(e) It is intended that any Periodic Options issued under the Plan after December 31, 2004 be exempt from the requirements of Section 409A of the Code and the Plan shall be construed and administered in a manner consistent with such intent.

2. Participation.
2.1 Eligibility.
(a) Each individual who is a Participant under any of the Prior Deferred Compensation Plans will be eligible to have credits made to his or her Cash Account and Share Account pursuant to Section 4.

(b) Each individual who is a Qualified Director at any point during a Credit Period with respect to which a credit is made pursuant to Section 5.1 is eligible to have such credit made to his or her Share Account pursuant to Section 5.1.

(c) Each individual who is a Qualified Director on the first day of an Election Period is eligible to make a deferral election pursuant to Section 5.2 with respect to such Election Period.  An individual who first becomes a Qualified Director after the first day of the Election Period is eligible to make a deferral election pursuant to Section 5.2 with respect to compensation for services rendered after the effective date of the election and for the remainder of such Election Period.  Any deferral election under Section 5.2 by a Participant who receives a distribution (i) from his or her Post-2004 Sub-Account pursuant to Section 8.2(a) will be suspended, and no further amounts will be deferred under Section 5.2, until the Election Period that begins after the first anniversary of such distribution, or (ii) from his or her Pre-2005 Sub-Account pursuant to Section 8.2(a) or 8.2(c) will be suspended effective for the next Election Period, and no further amounts will be deferred under Section 5.2 for such Election Period.  Each individual who has made a valid election pursuant to Section 5.2 and is a Qualified Director at any point during a Credit Period with respect to which a credit is made pursuant to Section 5.2 is eligible to have such credit made to his or her Account pursuant to Section 5.2.

(d) Each Qualified Director is eligible to receive Periodic Options pursuant to Section 7.

2.2 Ceasing to be Eligible.  An individual who ceases to be a Qualified Director is not eligible to receive Periodic Options pursuant to Section 7, or Share Unit Compensation pursuant to Section 5.1, or to make any elections under Section 5.2, or receive Other Director Compensation (and related deferral credits pursuant to Section 5.2, except to the extent required under Code section 409A), other than such credits relating to the period prior to such cessation.

2.3 Condition of Participation.  Each Participant, as a condition of participation in the Plan, is bound by all the terms and conditions of the Plan and the Plan Rules, including but not limited to the reserved right of the Company to amend or terminate the Plan, and must furnish to the Administrator such pertinent information, and execute such election forms and other instruments, as the Administrator or Plan Rules may require by such dates as the Administrator or Plan Rules may establish.

2.4 Termination of Participation.  An individual will cease to be a Participant as of the date on which he or she is neither eligible to receive Periodic Options pursuant to Sections 2.2 and 7, nor to make any elections or receive further credits pursuant to Sections 2.2, 5 and 6 and his or her outstanding Periodic Options have been exercised, cancelled or expired and his or her entire Account balances have been distributed.

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3. Participant Cash and Share Accounts.  For each Participant, the Administrator will establish and maintain a Cash Account and a Share Account to evidence amounts credited with respect to the Participant pursuant to Sections 4, 5 and 6.  Subject to Section 8.2(c), each Participant will always have a fully vested nonforfeitable interest in his or her Account. For each Participant, each of the Cash Account and Share Account shall be further divided into the following two Sub-Accounts:  (a) the “Pre-2005 Sub-Account” for amounts that are “deferred” (as such term is defined in the 409A Guidance) as of December 31, 2004 (and earnings thereon), including carryover credits described in Article 4, and (b) the “Post-2004 Sub-Account” for amounts that are deferred after December 31, 2004 (and earnings thereon).

4. Carryover Credits from Prior Deferred Compensation Plans.  As of the 2001 Annual Meeting Date, the Cash Account and Share Account of each then-current Participant were credited with the amount of cash or Share Units, if any, in such Participant’s corresponding cash account and share account under the Prior Deferred Compensation Plans, and such accounts were reduced to zero.

5. Compensation and Deferral Credits.

5.1 Share Unit Compensation:  Credits to Share Account.  Each Qualified Director will receive additional annual compensation (the “Share Unit Compensation”) in the form of credits to the Qualified Director’s Share Account.  The amount of the Share Unit Compensation will be expressed in U.S. dollars and determined from time to time by the Board.  A Qualified Director’s Share Account will be credited pursuant to this section as of the last day of each Credit Period (a “Credit Date”) with the number of whole and fractional Share Units equal to the quotient of:  (a) the dollar amount of the Share Unit Compensation allocated to such full Credit Period, divided by (b) the Market Price on the Credit Date.  If a Qualified Director has not served for the entire Credit Period for which the Share Unit Compensation relates, the amount credited to the Qualified Director’s Share Account will be based on the dollar amount of the Share Unit Compensation earned by the Qualified Director during the portion of the Credit Period for which he or she served.  All credits made to the Qualified Director’s Share Account after December 31, 2004 will be made to the Post-2004 Sub-Account.

5.2 Other Director Compensation: Credits to Cash and Share Accounts. Elective deferrals of Other Director Compensation will be made in accordance with the following rules:

(a) Election to Defer Other Director Compensation.  Each Qualified Director may elect, in accordance with this section, to defer the receipt of all or a portion (in increments of ten percent) of his or her Other Director Compensation relating to services performed during an Election Period (or for a newly eligible Qualified Director such shorter period as provided in Section 5.2(b)) in the form of credits to his or her Cash Account and/or Share Account.  Any such deferral election will automatically apply to the Participant’s Other Director Compensation, as the amount of such Other Director Compensation is adjusted from time to time. Notwithstanding the foregoing, all Qualified Directors shall be required to make a deferral election for the 2005 Plan Year and prior elections shall not be given any further force or effect.

(b) Time of Filing Election.  A deferral election pursuant to this section will not be effective unless it is made on a properly completed election form received by the Administrator before the first day of the Election Period to which the deferral election relates or, in the case of an individual who first becomes a Qualified Director on or after the first day of the Election Period, within 30 days after the date such individual becomes a Qualified Director.  Any election delivered or deemed to be delivered under this Section 5.2(b) applies only to Other Director Compensation relating to services performed after the effective date of the election.

(c) Allocation of Deferral.  In conjunction with each deferral election made pursuant to this section, a Qualified Director must elect, in accordance with and subject to the Plan Rules, how the deferral is to be allocated (in increments of ten percent only) among his or her Cash Account and Share Account.  The sum of such percentages must not exceed 100 percent.  Any portion of the deferral for which no election is made will be allocated to the Qualified Director’s Cash Account.

(d) Credits.  Other Director Compensation deferred pursuant to this section will be credited to a Qualified Director’s Cash Account and/or Share Account, as elected, as of the last day of each Credit Period.  Such credits to the Qualified Director’s Cash Account will be in United States dollars equal to the amount of the deferral

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allocated to each such Account.  Such credits to a Qualified Director’s Share Account will be the number of whole and fractional Share Units determined by dividing the United States dollar amount of the deferral allocated to the Share Account by the Market Price of a Share on the Credit Date.   If a Qualified Director has not served or will not serve for the entire Credit Period for which the Other Director Compensation relates, the amounts credited to the Qualified Director’s Cash Account and/or Share Account, as elected, on the last day of the Credit Period will be based on the amount of the Other Director Compensation that the Qualified Director has earned during the portion of the Credit Period for which he or she served. All credits made to the Qualified Director’s Cash Account and/or Share Account after December 31, 2004 will be made to the respective Post-2004 Sub-Account.

(e) Succeeding Election Periods.  A deferral election pursuant to this section will remain in effect until revoked or modified for future Election Periods by the Qualified Director by delivering a new deferral election not later than the day before the first Election Period to which the new deferral election relates.

(f) Irrevocability.  A deferral election for a given Election Period is effective and becomes irrevocable after the latest date by which the deferral election is required to be given to the Administrator for such Election Period.

6. Earnings Credits.

6.1 Earnings Credits to Cash Accounts.  As of the last day of each Credit Period, and before any credits have been made pursuant to Section 5 on such date, a Participant’s Cash Account will be credited with interest, calculated monthly on the balance in the Cash Account as of the last day of the immediately preceding calendar month at the Prime Rate in effect on that day. Interest will be credited separately for the Pre-2005 Sub-Account and Post-2004 Sub-Account of the Participant’s Cash Account.

6.2 Earnings Credits to Share Accounts.  A Participant’s Share Account will be credited as of the date on which dividends are paid on Shares with that number of whole and fractional Share Units determined by dividing the dollar amount of the dividends that would have been payable to the Participant if the number of Share Units credited to the Participant’s Share Account on the record date for such dividend payment had then been Shares registered in the name of such Participant by the Market Price of a Share on the date as of which the credit is made. Dividends will be credited separately for the Pre-2005 Sub-Account and Post-2004 Sub-Account of the Participant’s Share Account.

7. Periodic Options.  A Qualified Director may be granted from time to time one or more options to purchase that number of whole Shares as determined by the Board in its sole discretion (“Periodic Options”).  Periodic Options will be granted as of the date specified in the grant resolution of the Board.   The terms of the Periodic Options are set forth in Section 9.

8. Distributions.
8.1 Distribution of Cash and Share Accounts to a Participant Upon Termination of Service.

(a) Form of Distribution:  Pre-2005 Sub-Account.  A Participant’s Pre-2005 Sub-Account of his or her Cash Account and Share Account will be distributed as provided in this section in a lump sum payment unless:

(i) the Participant elects, on a properly completed election form, to receive his or her distribution in the form of annual installment payments for a period of not more than 10 years, and

(ii) except when cessation results from Disability, the date on which he or she ceases to be a member of the Board follows by more than one year the date on which a properly completed election form is received by the Administrator.

Any election made pursuant to this section may be changed from time to time upon the Administrator’s receipt of a properly completed election form, provided that, unless cessation results from Disability, such change will not be valid and will not have any effect unless it is made more than one year prior to a Participant’s cessation of service as member of the Board.  A new election to change has no effect on any previous election until the new election

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becomes effective, at which time any previous election will automatically be void.  (For example, if the Administrator receives an election to change on July 1 of year 1 and another election on September 1 of year 1, the July 1 election will become effective on July 1 of year 2 and will remain in effect through August 30 of year 2.  On September 1 of year 2, the September 1 election will become effective.)  Any election made pursuant to this section will apply to the entire balance of the Participant’s Pre-2005 Sub-Accounts of his or her Cash and Share Accounts attributable to credits with respect to the period through the date on which he or she ceases to be a member of the Board.  If a Participant has a valid election in effect under any Prior Deferred Compensation Plan, such Participant’s prior election will automatically be deemed to be the Participant’s election under this section unless and until a new election is made and has become effective.  Any distribution from a Participant’s Pre-2005 Sub-Account of his or her Cash Account will be made in cash only.  Subject to Section 13, any distribution from a Participant’s Pre-2005 Sub-Account of his or her Share Account will be made in whole Shares only, rounded up to the next whole Share.

(b) Form of Distribution: Post-2004 Sub-Account. A Participant’s Post-2004 Sub-Account of his or her Cash Account and Share Account will be distributed as follows:
(i) for deferrals (and earnings thereon) credited for periods prior to January 1, 2014, as a lump sum payment.

(ii) for deferrals (and earnings thereon) credited for periods after December 31, 2013, as a lump sum payment unless the Participant elects, on a properly completed election form filed with the Administrator

(A)	on or before December 31, 2013, with respect to his or her deferral credits (and earnings thereon) relating to compensation earned for services after December 31, 2013, or
(B)	at the time the Qualified Director first becomes eligible to participate in the Plan and makes his or her initial deferral election pursuant to Section 5.2,

to receive his or her distribution in the form of annual payments for a period of ten (10) years.

(iii) A Participant may elect to change the form of benefit under Clause (i) or (ii).  Any such change will be considered made only when it becomes irrevocable under the terms of the Plan.  Any subsequent election will be considered irrevocable on the date it is received and accepted by the Administrator (but not later than fifteen (15) days following receipt) subject to the following:

(A) the subsequent election may not take effect until at least twelve (12) months after the date on which the election is made;

(B) the election must be made not less than twelve (12) months before the date the payment is otherwise scheduled to be paid; and

(C) the payment (except in the case of death, Disability or Unforeseeable Emergency) of the Participant’s Post-2004 Sub-Account (or, if applicable, the portion of such account) pursuant to such subsequent election shall be made or commence to be made on the date that is five (5) years after the date the payment would otherwise be paid (or for installment payments treated as a single payment, the date the first amount was otherwise scheduled to be paid).

Any distribution from a Participant’s Post-2004 Sub-Account of his or her Cash Account will be made in cash only.  Subject to Section 13, any distribution from a Participant’s Post-2004 Sub-Account of his or her Share Account will be made in whole Shares only, rounded up to the next whole Share.

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(c) Time of Distribution:  Pre-2005 Sub-Account.  Distribution of a Participant’s Pre-2005 Sub-Account to a Participant will be made (to the extent a distribution is in the form of a lump sum) or commence (to the extent a distribution is in the form of installments) as soon as administratively practicable after the next Credit Date after the Participant ceases to be a member of the Board; provided that if a lump sum distribution from a Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend.

(d) Time of Distribution:  Post-2004 Sub-Account.  Distribution of a Participant’s Post-2004 Sub-Account will be made (to the extent a distribution is in the form of a lump sum) or commence (to the extent a distribution is in the form of installments) on the next Credit Date after the Participant’s Termination of Service or as soon as administratively practicable (but not more than 90 days) after such Credit Date and, for subsequent installment distributions, on the annual anniversary of such Credit Date, provided if a distribution from a Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution may be delayed and made as soon as administratively practicable after the earnings credit has been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend, provided the distribution is made within 90 days after such Credit Date.

If, at his or her Termination of Service, a Participant is considered to be a “specified employee,” as defined under Code Section 409A and the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans, as amended, distribution of amounts that would otherwise be payable will be suspended until the date that is six months after the Participant’s Termination of Service, or if earlier, upon the Participant’s death.

8.2 Other Distributions from Cash and Share Accounts to a Participant. The provisions of this section will apply notwithstanding Section 8.1 or any election by a Participant to the contrary.

(a) Withdrawals Due to Unforeseeable Emergency.  A distribution will be made to a Participant from his or her Account if the Participant submits a written distribution request to the Administrator and the Administrator determines that the Participant has experienced an Unforeseeable Emergency.  The amount of the distribution may not exceed the lesser of:

(i) the amount necessary to satisfy the emergency, as determined by the Administrator, or
(ii) the sum of the balances of the Participant’s Accounts as of the date of the distribution, as the case may be.

Payments made on account of an Unforeseeable Emergency will not be made to the extent that such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent that such liquidation would not itself cause severe financial hardship) or, to the extent permitted by Code Section 409A, by cessation of deferrals under Section 5.2.  Any distribution pursuant to this section will be made as soon as administratively practicable after the Administrator’s determination that the Participant has experienced an Unforeseeable Emergency and in the form of a lump sum payment that is in cash from the Cash Account and in Shares from the Share Account (rounded up to the next whole Share).  Any distribution pursuant to this section will be made first from the Participant’s Cash Account, then from the Participant’s Share Account.

(b) Small Benefits.

(i) Cash Account.  Each installment distribution to a Participant who has ceased to be a member of the Board will be at least $2,500 or such smaller amount that equals the balance of the Participant’s Cash Account.

(ii) Share Account.  If the balance of the Share Account of a Participant who has ceased to be a member of the Board is fewer than 100 Share Units as of the day of any installment distribution, such remaining balance will be distributed to the Participant in the form of a lump sum distribution, that will

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consist of the number of Shares equal to the number of Share Units credited to the Share Account as of that date, rounded up to the next whole Share, as soon as administratively practicable.  Each installment distribution to a Participant who has ceased to be a member of the Board must be at least 100 Share Units or such smaller number of Share Units that remains in the Participant’s Share Account.

(c) Accelerated Distribution.  A Participant may, at any time, elect an immediate distribution of his or her Pre-2005 Sub-Accounts of his or her Cash and Share Accounts in an amount equal to 90 percent of the sum of the balances of the Pre-2005 Sub-Accounts of his or her Cash and Share Accounts as of the date of the distribution, in which case the remaining balances of such Pre-2005 Sub-Accounts of his or her Cash and Share Accounts will be forfeited.  The distribution will be made in the form of a lump sum payment as soon as administratively practicable after the Administrator’s receipt of a written application in the form prescribed by the Administrator.  Any distribution pursuant to this section from a Participant’s Pre-2005 Sub-Accounts of his or her Cash Account will be made in cash.  Any distribution pursuant to this section from a Participant’s Pre-2005 Sub-Accounts of his or her Share Account will be made in whole Shares (rounded up to the next whole Share).  The balance of the Pre-2005 Sub-Accounts of his or her Cash or Share Accounts from which a distribution is made will be reduced to zero as of the date of the distribution.

No distribution of a Participant’s Post-2004 Sub-Accounts of his or her Cash or Share Accounts will be allowed under this Section 8.2(c).

(d) Payment in Event of Incapacity.  If any individual entitled to receive any payment under the Plan is, in the judgment of the Administrator, physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for the individual, the Administrator may (but is not required to) cause the payment to be made to any one or more of the following as may be chosen by the Administrator: the Beneficiary (in the case of the incapacity of a Participant); the institution maintaining the individual; a custodian for the individual under the Uniform Transfers to Minors Act of any state; or the individual’s spouse, child, parent, or other relative by blood or marriage.  The Administrator is not required to see to the proper application of any such payment, and the payment completely discharges all claims under the Plan against the Company, the Plan and the Trust to the extent of the payment.

(e) Reduction of Account Balance.  Except as specified in the case of accelerated distributions pursuant to Section 8.2(c), the balance of the Sub-Account of the Cash or Share Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed, as the case may be.

8.3 Distribution of Cash and Share Accounts to a Beneficiary Upon Death of a Participant.

(a) Form.  Following a Participant’s death, the balances of the Participant’s Cash and Share Accounts will be distributed to the Participant’s Beneficiary in a lump sum payment whether or not payments had commenced to the Participant in the form of installments prior to his or her death, to the extent permitted by Code Section 409A, unless, with respect to the Participant’s Post-2004 Sub-Account, the Participant had elected, on a properly completed election form at the time the installment distribution form was elected, to have the installment distribution to his or her Beneficiary commence or continue following his or her death.  Any distribution from a Participant’s Cash Account will be made in cash and any distribution from a Participant’s Share Account will be made in whole Shares, rounded up to the next whole Share.

(b) Time.  Distribution to a Beneficiary will be made as soon as administratively practicable after the next Credit Date after the date on which the Administrator receives notice of the Participant’s death; provided that if a distribution from the Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend. Distribution of a Participant’s Post-2004 Sub-Account to a Beneficiary will be made as soon as administratively practicable but not later than 90 days after the next Credit Date after the date of the Participant’s death; provided that if a distribution from the Participant’s Share Account would otherwise be made after the record

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date for a dividend but before the payment date for such dividend, the distribution may be delayed and made as soon as administratively practicable after the earnings credit has been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend, but in no event later than 90 days after the next Credit Date after the Participant’s death.  Notwithstanding the preceding, if distribution to the Participant in the form of installment payments had commenced prior to the Participant’s death and the Participant had elected, in accordance with Section 8.3(a), to have such installment payments continue to the Beneficiary, such payments will be made at the same time installment payments were scheduled to be made to the Participant.

(c) Beneficiary Designation.

(i) Each Participant may designate, in a form prescribed by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the balance of his or her Cash or Share Accounts after his or her death, and the Participant may change or revoke any such designation from time to time.  No such designation, change or revocation is effective unless signed by the Participant and received by the Administrator during the Participant’s lifetime.  If a Participant has a valid designation in effect under any Prior Deferred Compensation Plan, such Participant’s prior designation will automatically be deemed to be the Participant’s designation under this section unless and until a new designation is made and has become effective.

(ii) Any portion of a Participant’s Cash and Share Accounts for which the Participant fails to designate a Beneficiary, revokes a Beneficiary designation without naming another Beneficiary or designates one or more Beneficiaries, none of whom survives the Participant or exists at the time in question, will be paid to the Participant’s surviving spouse or, if the Participant is not survived by a spouse, to the representative of the Participant’s estate.

(iii) The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant’s death so that, if a Beneficiary survives the Participant but dies before the receipt of the payment due such Beneficiary, the payment will be made to the representative of such Beneficiary’s estate.  Any designation of a Beneficiary by name that is accompanied by a description of the legal relationship or only by a statement of legal relationship to the Participant is effective only to designate the person or persons standing in such legal relationship to the Participant at the Participant’s death.

8.4 Distribution of Post-2004 Sub-Accounts of Cash and Share Accounts Upon Disability of a Participant.

(a) Form.  Following a Participant’s Disability, the balances of the Participant’s Post-2004 Sub-Accounts of his or her Cash and Share Accounts will be distributed to the Participant in a lump sum payment whether or not payments had commenced to the Participant in the form of installments prior to his or her Disability, unless, with respect to the Participant’s Post-2004 Sub-Account, the Participant had elected, on a properly completed election form at the time the installment distribution form was elected, to have the installment distribution to his or her Beneficiary commence or continue following his or her death.   Any distribution from a Participant’s Cash Account will be made in cash and any distribution from a Participant’s Share Account will be made in whole Shares, rounded up to the next whole Share.

(b) Time.  Distribution of a Participant’s Post-2004 Sub-Account will be made on the next Credit Date following the Participant’s Disability or as soon as administratively practicable (but not later than 90 days) after such Credit Date; provided that if a distribution from the Participant’s Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution may be delayed and made as soon as administratively practicable after the earnings credit has been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend, provided distribution is made not later than 90 days after the next Credit Date after the Participant’s Disability.  Notwithstanding the preceding, if distribution to the Participant in the form of installment payments had commenced prior to the Participant’s death and the Participant had elected, in accordance with Section 8.4(a), to have such installment payments continue to the Beneficiary, such payments will be made at the same time installment payments were scheduled to be made to the Participant.

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(c) Effective Date. This Section 8.4 is effective for any Disability arising after October 1, 2013.
8.5 Amount of Distribution.
(a) Amount of Distribution for Cash Account.

(i) Lump Sum.  The amount of a lump sum payment from a Participant’s applicable Sub-Account of his or her Cash Account will be equal to the balance of the applicable Sub-Account of his or her Cash Account to which the lump sum distribution form applies as of the date of distribution.

(ii) Installments.  The amount of each installment payment from a Participant’s Pre-2005 Sub-Account of the Cash Account will be determined by dividing the balance of the Pre-2005 Sub-Account of the Cash Account as of the date of distribution for such installment payment by the total number of remaining payments (including the current payment).  The amount of each installment payment from a Participant’s Post-2004 Sub-Account of the Cash Account will be determined by dividing the balance of the Post-2004 Sub-Account of the Cash Account to which the installment distribution form applies as of the date of distribution for such installment payment by the total number of the remaining payments (including the current payment).

(b) Amount of Distribution for Share Account.

(i) Lump Sum.  A lump sum payment from a Participant’s applicable Sub-Account of his or her Share Account will consist of the number of Shares equal to the number of Share Units credited to the applicable Sub-Account of his or her Share Account to which the lump sum distribution form applies as of the date of distribution, rounded up to the next whole Share.

(ii) Installments.  Each installment payment from a Participant’s Pre-2005 Sub-Account of the Share Account will consist of the number of Shares determined by dividing the number of whole Share Units credited to the Pre-2005 Sub-Account of the Share Account to which the installment distribution form applies as of the distribution date for such installment distribution by the total number of remaining payments (including the current payment) and rounding the quotient up to the next whole Share.  Each installment payment from a Participant’s Post-2004 Sub-Account of the Share Account will consist of the number of Shares determined by dividing the number of whole Share Units credited to the Post-2004 Sub-Account that are subject to the installment distribution form as of the date of distribution for such installment payment by the total number of the remaining payments (including the current payment) and rounding the quotient up to the next whole Share.

(c) Reduction of Account Balance.  The balance of the applicable Sub-Account of the Cash or Share Account from which a distribution is made will be reduced, as of the date of distribution, by the cash amount or number of Shares distributed.

9. Terms of Options Granted Under the Plan. All Periodic Options granted under the Plan will be governed by the following terms and conditions:

9.1 Non-Statutory Options.  All Periodic Options granted under the Plan will be non-statutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the “Code”).

9.2 Option Exercise Price.  The exercise price per Share purchasable under a Periodic Option granted under the Plan will be equal to 100% of the Market Price on the date of grant of the Periodic Option.

9.3 Exercisability of Options.  Each Periodic Option granted under the Plan will become exercisable, on a cumulative basis, as to 25% of the Shares (excluding any fractional portion less than one share), on the last day of each of the first, second and third three-month periods following its Date of Grant and as to the remaining Shares on the last day of the

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fourth three-month period following the Date of Grant; provided, however, that if a Change in Control of the Company occurs then such Periodic Option will become immediately exercisable in full.

9.4 Duration of Options.  Each Periodic Option granted under the Plan will terminate ten years after its Date of Grant; provided, however, that if the Participant ceases to serve as a director of the Company for any reason, then the Periodic Option will remain exercisable to the extent exercisable as of such cessation of service until the earlier of the expiration of five years after the date the Participant ceased to serve as a director of the Company or the remaining term of the Periodic Option.

9.5 Manner of Option Exercise.  A Periodic Option granted under the Plan may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan, by delivering in person, by facsimile or electronic transmission or through the mail notice of exercise to the Company at its principal executive office in St. Paul, Minnesota, and by paying in full the total exercise price for the Shares to be purchased in accordance with Section 9.6.  Such notice will specify the particular Periodic Option that is being exercised (by the date of grant and total number of Shares subject to the Periodic Option) and the number of Shares with respect to which the Periodic Option is being exercised.

9.6 Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of a Periodic Option granted under the Plan will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Administrator, in its sole discretion and upon terms and conditions established by the Administrator, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares, or by a combination of such methods.  For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at the Market Price on the exercise date.

9.7 Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by Sections 9.7(b) and (c), no right or interest of any Participant in a Periodic Option granted under the Plan prior to the exercise of such Periodic Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive a Periodic Option granted under the Plan upon such Participant’s death, and in the event of a Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Periodic Options (to the extent permitted pursuant to Section 13) may be made by, the Participant’s legal representatives, heirs and legatees.

(c) A Participant who is a director of the Company will be entitled to transfer all or a portion of a Periodic Option granted under the Plan, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.  Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer.  A permitted transfer may be conditioned upon such requirements as the Administrator may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

9.8 Rights as a Stockholder.  No Participant will have any rights as a stockholder with respect to any Shares covered by a Periodic Option granted under the Plan until the Participant has exercised such Periodic Option, paid the exercise price and become the holder of record of such Shares, and, except as otherwise provided in Section 17.3, no adjustments will be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such Shares.

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9.9 Cash Payment for Options.  If a Change in Control of the Company occurs, then the Board, without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Periodic Options granted under the Plan will receive, with respect to some or all of the Shares subject to such Periodic Options, as of the effective date of any Change in Control of the Company, cash in an amount equal to the excess of the Market Price of such Shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Periodic Options.

10. Effects of Actions Constituting Cause.  Notwithstanding anything in the Plan to the contrary, if a Participant is determined by the Board, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 15.8, irrespective of whether such action or the Board’s determination occurs before or after such Participant ceases to serve as a director of the Company, all rights of the Participant under the Plan attributable to unexercised Periodic Options granted under Section 9 and any agreements evidencing a Periodic Option then held by the Participant will terminate and be forfeited without notice of any kind.  Benefits attributable to amounts credited to a Participant’s Account pursuant to Sections 4 and 5 and any earnings credited with respect to such amounts pursuant to Sections 6.1 and 6.2 will not be forfeited.

11. Source of Payments; Nature of Interest.

11.1 Establishment of Trust.  The Company may establish a Trust with an independent corporate trustee.  The Trust must be a grantor trust with respect to which the Company is treated as grantor for purposes of Code Section 677 and must provide that, upon the insolvency of the Company, Trust assets will be used to satisfy claims of the Company’s general creditors.  The Company will pay all taxes of any and all kinds whatsoever payable in respect of the Trust assets or any transaction with respect to the Trust assets.  The Company may from time to time transfer to the Trust cash, marketable securities or other property acceptable to the Trustee in accordance with the terms of the Trust. The trustee of the Trust shall not be permitted to locate any portion of the Trust assets outside of the United States in violation of Section 409A(b)(1) of the Code.

11.2 Source of Payments.  The Trustee will make distributions to Participants and Beneficiaries from the Trust in satisfaction of the Company’s obligations under the Plan in accordance with the terms of the Trust.  The Company is responsible for paying, from its general assets, any benefits attributable to a Participant’s Account that are not paid by the Trust.

11.3 Status of Plan.  Nothing contained in the Plan or Trust is to be construed as providing for assets to be held for the benefit of any Participant or any other person or persons to whom benefits are to be paid pursuant to the terms of the Plan, the Participant’s or other person’s only interest under the Plan being the right to receive the benefits set forth herein.  The Trust is established only for the convenience of the Company and the Participants, and no Participant has any interest in the assets of the Trust prior to distribution of such assets pursuant to the Plan.  Until such time as Shares are distributed to a Participant, Beneficiary of a deceased Participant or other person, he or she has no rights as a shareholder with respect to any Share Units credited to a Share Account pursuant to the Plan.  To the extent that the Participant or any other person acquires a right to receive benefits under the Plan or the Trust, such right is no greater than the right of any unsecured general creditor of the Company.

11.4 Non-Assignability of Benefits.  Except as provided in Section 9.7, the benefits payable under the Plan and the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process.

12. Payment of Withholding Taxes.

12.1 General Rules.  The Company and the Trustee are entitled to (a) withhold and deduct from any compensation, deferral and/or benefit payment pursuant to the Plan and other amounts that may be due and owing to the Participant or Beneficiary from the Company, or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, state and local withholding and other tax requirements attributable to the Plan and a Periodic Option, including, without limitation, the grant or exercise of a Periodic Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any Shares, with respect to a Periodic Option.

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12.2 Special Rules.  The Company or the Trustee, as the case may be, in its sole discretion and upon terms and conditions established by the Company or the Trustee, as the case may be, may permit or require a Participant to satisfy, in whole or in part, any withholding or other tax obligation described in Section 12.1 by having such amounts withheld from any compensation, deferral and/or benefit payment pursuant to the Plan, by remitting such amounts to the Company or the Trustee, by electing to tender, or attest as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods.  For purposes of satisfying a Participant’s withholding or other tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Market Price.

13. Securities Law and Other Restrictions.  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan to the contrary, neither the Company nor the Trustee is required to issue or distribute any Shares under the Plan, and a Participant or distributee may not sell, assign, transfer or otherwise dispose of Shares issued or distributed pursuant to the Plan, unless (a) there is in effect with respect to such Shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Company, in its sole discretion, deems necessary or advisable.  The Company or the Trustee may condition such issuance, distribution, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Amendment and Termination.
14.1 Amendment.

(a) The Company reserves the right to amend the Plan at any time to any extent that it may deem advisable.  To be effective, an amendment must be stated in a written instrument approved in advance or ratified by the Board and executed in the name of the Company by its Chief Executive Officer or President and attested by the Secretary or an Assistant Secretary.

(b) An amendment adopted in accordance with Section 14.1(a) is binding on all interested parties as of the effective date stated in the amendment; provided, however, that no amendment will have any retroactive effect so as to deprive any Participant, or the Beneficiary of a deceased Participant, of any benefit to which he or she is entitled under the terms of the Plan in effect immediately prior to the effective date of the amendment, determined as if such Participant had terminated service as a director immediately prior to the effective date of the amendment.  Without limiting the foregoing, the amendments to this Plan effective May 1, 2004: (i) will not affect the rights of Participants to receive a grant of Elective Options on the Annual Meeting Date in 2004 (or on any earlier termination of service) with respect to deferrals into their Option Cash Accounts, and (ii) will not affect the terms of Elective Options so granted or otherwise outstanding at the time of amendment (including the right to receive Reload Options upon exercise), subject,  in each case, to the terms and conditions of the Plan as previously in effect (including definitions of the foregoing capitalized terms not otherwise defined in this amended Plan).

(c) Without limiting Section 14.1(a), the Company reserves the right to amend the Plan to change the method of determining the earnings credited to Participants’ Accounts pursuant to Sections 6.1 and 6.2 and to apply such new method not only with respect to the portion of the Accounts attributable to credits made after the date on which such amendment is adopted but also with respect to the portion of the Accounts attributable to credits made prior to the date on which such amendment is adopted and regardless of whether such new method would result in materially lower earnings credits than the old method.

(d) The provisions of the Plan in effect at the termination of a Participant’s service as a director will, except as otherwise expressly provided by a subsequent amendment, continue to apply to such Participant.

(e) Notwithstanding the other provisions in this Section 14.1, including any limitation on the right of the Company to amend the Plan in Section 14.1(b), the Company will have the right to amend the Plan as it deems necessary or reasonable (as determined in the sole discretion of the Company) to comply with the requirements of Code Section 409A.

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14.2 Termination.  The Company reserves the right to terminate the Plan at any time.  The Plan will terminate as of the date specified by the Company in a written instrument by its authorized officers to the Administrator, adopted in the manner of an amendment.  Upon the termination of the Plan, any benefits to which Participants have become entitled prior to the effective date of the termination will continue to be paid in accordance with the provisions of Section 8.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Periodic Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Administrator to take whatever action it deems appropriate under Sections 9 and 17.3 of the Plan.  Periodic Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

15. Definitions. The definitions set forth in this Section 15 apply unless the context otherwise indicates.

15.1 Account.  “Account” means the bookkeeping account or accounts maintained with respect to a Participant pursuant to Section 3. Within each Account or Sub-Account, separate subaccounts shall be maintained to the extent the Administrator determines it to be necessary or desirable for the administration of the Plan.

15.2 Administrator.  The “Administrator” of the Plan is the Compensation Committee of the Board or such other committee or person to whom administrative duties are delegated pursuant to the provisions of Section 16.1, as the context requires.

15.3 Annual Meeting Date. “Annual Meeting Date” means the date on which the annual meeting of the Company’s stockholders is held.

15.4 Beneficiary.  “Beneficiary” with respect to a Participant is the person designated or otherwise determined under the provisions of Section 8.3 as the distributee of benefits payable after the Participant’s death.  A person designated or otherwise determined to be a Beneficiary under the terms of the Plan has no interest in or right under the Plan until the Participant in question has died.  A person will cease to be a Beneficiary on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

15.5 Board. “Board” means the board of directors of the Company.

15.6 Broker Exercise Notice.  “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

15.7 Cash Account.  “Cash Account” means an Account to which deferred amounts are credited pursuant to Sections 4 and 5.2 and earnings thereon are credited pursuant to Section 6.1 in U.S. dollars. As provided under Section 3, the Cash Account will include a Pre-2005 Sub-Account and Post-2004 Sub-Account.

15.8 Cause.  “Cause” means dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any subsidiary or any material breach of any confidentiality or non-compete agreement entered into with the Company or any subsidiary.

15.9 Change in Control. “Change in Control” will be deemed to have occurred if the event set forth in any one of the following paragraphs will have occurred:

(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes, including pursuant to a tender or exchange offer for shares of Common Stock pursuant to which purchases are made, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities, other than in a transaction arranged or approved by the Board prior to its occurrence; provided, however, that if any such person will become the beneficial

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owner, directly or indirectly, of securities of the Company representing 34% or more of the combined voting power of the Company’s then outstanding securities, a Change in Control will be deemed to occur whether or not any or all of such beneficial ownership is obtained in a transaction arranged or approved by the Board prior to its occurrence, and other than in a transaction in which such person will have executed a written agreement with the Company (and approved by the Board) on or prior to the date on which such person becomes the beneficial owner of 25% or more of the combined voting power of the Company’s then outstanding securities, which agreement imposes one or more limitations on the amount of such person’s beneficial ownership of shares of Common Stock, if, and so long as, such agreement (or any amendment thereto approved by the Board provided that no such amendment will cure any prior breach of such agreement or any amendment thereto) continues to be binding on such person and such person is in compliance (as determined by the Board in its sole discretion) with the terms of such agreement (including such amendment); provided, however, that if any such person will become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, a Change in Control will be deemed to occur whether or not such beneficial ownership was held in compliance with such a binding agreement, and provided further that the provisions of this subparagraph (a) will not be applicable to a transaction in which a corporation becomes the owner of all the Company’s outstanding securities in a transaction which complies with the provisions of subparagraph (c) of this section (e.g., a reverse triangular merger); or

(b) during any 36 consecutive calendar months, individuals who constitute the Board on the first day of such period or any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the first day of such period, or whose appointment, election or nomination for election was previously so approved or recommended, shall cease for any reason to constitute at least a majority thereof; or

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and in which no “person” (as defined under subparagraph (a) above) acquires 50% or more of the combined voting power of the securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

15.10 Code.  “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a specific provision of the Code includes a reference to that provision as it may be amended from time to time and to any successor provision.

15.11 Company. “Company” means Ecolab Inc.

15.12 Credit Date.  “Credit Date” means the date on which compensation, deferral and earnings credits to a Cash or Share Account are made pursuant to Sections 5 and 6, which is usually on the last day of a Credit Period.

15.13 Credit Period.  “Credit Period” means a period of one calendar quarter, beginning on each January 1, April 1, July 1, and October 1 and ending on each March 31, June 30, September 30 and December 31; provided, however, that the first Credit Period following the May 1, 2004 amendments to this Plan shall commence as of such date and end on June 30, 2004.

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15.14 Disability. “Disability” means:

(a) For purposes of Section 8.1(a), the total disability of a Qualified Director.  Such total disability will be deemed to have occurred if the Administrator finds on the basis of medical evidence satisfactory to it that the Qualified Director is prevented from engaging in any suitable gainful employment or occupation and that such disability will be permanent and continuous during the remainder of his or her life; and

(b) For purposes of Section 8.4, that, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, the Participant is unable to engage in any substantial gainful activity.

15.15 Election Period.  “Election Period” means a period of one calendar year, commencing on each January 1 and ending on each December 31; provided, however, that the first Election Period following the May 1, 2004 amendments to this Plan shall commence as of such date and end on December 31, 2004.

15.16 Market Price.  “Market Price” means the average of the high and low sale prices of a Share during the regular trading session on a specified date or, if Shares were not then traded, during the regular trading session on the most recent prior date when Shares were traded, all as quoted in The Wall Street Journal reports of New York Stock Exchange - Composite Transactions.

15.17 Option Exercise Shares.  “Option Exercise Shares” means Shares that are issuable upon the exercise of a Periodic Option that is: (i) currently held by, or later issued to, an individual who is a Qualified Director as of October 31, 2008; or (ii) issued after October 31, 2008 to an individual who subsequently becomes a Qualified Director after October 31, 2008.  For purposes of Section 9.6, Option Exercise Shares will be valued at the Market Price on the exercise date.

15.18 Other Director Compensation.  “Other Director Compensation” means all cash amounts payable by the Company to a Qualified Director for his or her services to the Company as a Qualified Director, (a) including, without limitation, the Retainer and fees specifically paid for attending regular or special meetings of the Board and Board committees or for acting as the chair of a committee, but (b) excluding expense allowances or reimbursements and insurance premiums.

15.19 Participant.  “Participant” is a current or former Qualified Director who has been granted a Periodic Option under the Plan or whose Account amounts have been credited pursuant to Section 4, 5 or 6 and who has not ceased to be a Participant pursuant to Section 2.4.

15.20 Periodic Option. “Periodic Option” means an option to purchase Shares granted to Qualified Directors from time to time pursuant to Section 7.
15.21 Plan. “Plan” means the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, as from time to time amended or restated.
15.22 Plan Rules. “Plan Rules” are rules, policies, practices or procedures adopted by the Administrator pursuant to Section 16.2.

15.23 Previously Acquired Shares.  “Previously Acquired Shares” means Shares that (i) are already owned by the Participant and that are, by virtue of the Participant’s holding period or other attributes, acceptable to the Administrator; or (ii) are Option Exercise Shares.

15.24 Prime Rate. “Prime Rate” means the Bloomberg Prime Rate Composite (“Prime Rate by Country US—BB Comp”).

15.25 Prior Deferred Compensation Plans.  “Prior Deferred Compensation Plans” means the Company’s 1997 Non-Employee Director Deferred Compensation Plan, as amended, and the Company’s Deferred Compensation Plan for Non-Employee Directors, as amended.

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15.26 Qualified Director. “Qualified Director” means an individual who is a member of the Board and who is not an employee of the Company or any of its subsidiaries.

15.27 Retainer.  “Retainer” means the amount payable by the Company to a Qualified Director for holding office as a Qualified Director, exclusive of fees specifically paid for attending regular or special meetings of the Board and Board committees, fees for acting as chair of the Board or a Board committee, expense allowances or reimbursements, insurance premiums, charitable gift matching contributions and any other payments that are determined by reference to factors other than holding office as a Qualified Director.

15.28 Securities Act.  “Securities Act” means the Securities Act of 1933, as amended.  Any reference to a specific provision of the Securities Act includes a reference to that provision as it may be amended from time to time and to any successor provision.

15.29 Share Account.  “Share Account” means an Account to which credits are made pursuant to Section 5.1, deferred amounts are credited pursuant to Sections 4 and 5.2 and earnings are credited pursuant to Section 6.2 in Share Units.  As provided under Section 3, the Share Account will include a Pre-2005 Sub-Account and Post-2004 Sub-Account.

15.30 Share Unit Compensation. “Share Unit Compensation” means the compensation paid to Qualified Directors in the form of credits to their Share Accounts pursuant to Section 5.1.

15.31 Share Units.  “Share Units” means a unit credited to a Participant’s Share Account pursuant to Sections 4, 5.1, 5.2 and 6.2, each of which represents the economic equivalent of one Share.  A Participant will not have any rights as a stockholder with respect to Share Units until the Participant is distributed Shares pursuant to Section 8 of the Plan.

15.32 Shares. “Shares” means shares of common stock of the Company, $1.00 par value, or such other class or kind of shares or other securities as may be applicable pursuant to Section 17.3.

15.33 Sub-Account.  “Sub-Account” refers to the Participant’s Pre-2005 Sub-Account, accounting for those amounts deferred into the Plan prior January 1, 2005 (and related earnings credits), the Participant’s Post-2004 Sub-Account, accounting for those amounts deferred into the Plan after December 31, 2004 (and related earnings), or both as the context requires. Within each Sub-Account, separate subaccounts shall be maintained to the extent the Administrator determines it to be necessary or desirable for the administration of the Plan.

15.34 Termination of Service.  For purposes of distribution of a Participant’s Post-2004 Sub-Account, ‘Termination of Service’ means the individual has ceased to be a member of the Board and has ceased to provide services as an independent contractor (including as a member of the board of directors) of the Company and any other entity with whom the Company would be treated as a single employer under Section 414(b) or 414(c) of the Code.  In all cases, the individual’s Termination of Service must constitute a ‘separation from service’ under Section 409A of the Code.

15.35 Trust. “Trust” means any trust or trusts established by the Company pursuant to Section 11.1 of the Plan.
15.36 Trustee. “Trustee” means the independent corporate trustee or trustees that at the relevant time has or have been appointed to act as Trustee of the Trust.

15.37 Unforeseeable Emergency.  With respect to a Participant’s Post-2004 Sub-Accounts, “Unforeseeable Emergency” shall mean an event which results in a severe financial hardship to the Participant as a consequence of (1) an illness or accident of the Participant, the Participant’s spouse,  or a dependent within the meaning of Code Section 152, (2) loss of the Participant’s property due to casualty or (3) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  With respect to a Participant’s Pre-2005 Sub-Accounts, “Unforeseeable Emergency” shall mean an unanticipated emergency that is caused by an event beyond the Participant’s control resulting in a severe financial hardship that cannot be satisfied through other means.  The existence of an Unforeseeable Emergency will be determined by the Administrator.

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16. Administration.

16.1 Administrator.  The general administration of the Plan and the duty to carry out its provisions will be vested in the Compensation Committee of the Board or such other Board committee as may be subsequently designated as Administrator by the Board.  Such committee may delegate such duty or any portion thereof to a named person and may from time to time revoke such authority and delegate it to another person.

16.2 Plan Rules and Regulations.  The Administrator has the discretionary power and authority to make such Plan Rules as the Administrator determines to be consistent with the terms, and advisable in connection with the administration, of the Plan and to modify or rescind any such Plan Rules.  In addition, the Administrator has the discretionary power and authority to limit or modify application of Plan provisions and Plan Rules as the Administrator determines to be advisable to facilitate tax deferral treatment (or accommodate the unavailability thereof) for Options granted to, or amounts credited with respect to, non-U.S. resident Participants.

16.3 Administrator’s Discretion.  The Administrator has the sole discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the provisions of the Plan and Plan Rules whenever necessary to carry out its intent and purpose and to facilitate its administration, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous benefit calculations.  In the exercise of its discretionary power and authority, the Administrator will treat all similarly situated persons uniformly.

16.4 Specialist’s Assistance.  The Administrator may retain such actuarial, accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services.  All costs of administering the Plan will be paid by the Company.

16.5 Indemnification.  The Company agrees to indemnify and hold harmless, to the extent permitted by law, each director, officer and employee of the Company and any subsidiary or affiliate of the Company against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person’s services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises.  The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

17. Shares Available for Issuance.

17.1 Maximum Number of Shares Available.  Subject to adjustment as provided in Section 17.3, the maximum number of Shares that will be available for issuance or distribution under the Plan will be 500,000 Shares, plus any Shares which, as of the 2001 Annual Meeting Date, were reserved for issuance under the 1997 Non-Employee Director Deferred Compensation Plan, as amended, and the Company’s 1995 Non-Employee Director Stock Option Plan and which were not thereafter issued or are not hereafter issued, or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plans.  The Shares available for issuance or distribution under the Plan may, at the election of the Administrator, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance or distribution of Shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

17.2 Accounting.  Shares that are issued or distributed under the Plan or that are subject to outstanding Periodic Options granted under the Plan or Share Units will be applied to reduce the maximum number of Shares remaining available for issuance or distribution under the Plan.  Any Shares that are subject to a Periodic Option granted under the Plan that lapses, expires, is forfeited or for any reason is terminated unexercised and any Shares that are subject to Share Units in a Share Account that are forfeited pursuant to Section 8.2(c) will automatically again become available for issuance or distribution under the Plan.  To the extent that the exercise price of any Periodic Option granted under the Plan and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares on or before May 11, 2011 (the date ten years following approval of the Plan by the Company’s stockholders), or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Periodic Option,

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only the number of Shares issued net of the number of Shares tendered, attested to or withheld will be applied to reduce the maximum number of Shares remaining available for issuance under the Plan.

17.3 Adjustment to Shares, Share Units and Options.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the Company’s corporate structure or the Shares, the Administrator (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the Plan and as to the number and kind of Share Units credited to Share Accounts and the number and kind of securities as to which Periodic Options are to be granted and, in order to prevent dilution or enlargement of the rights of Participants holding Periodic Options, the number, kind and exercise price of securities subject to outstanding Periodic Options.

18. Miscellaneous.

18.1 Other Benefits.  Neither amounts deferred nor amounts paid pursuant to the Plan constitute salary or compensation for the purpose of computing benefits under any other benefit plan, practice, policy or procedure of the Company unless otherwise expressly provided thereunder.

18.2 No Warranties Regarding Treatment.  The Company makes no warranties regarding the tax treatment to any person of any deferrals or payments made pursuant to the Plan, and each Participant will hold the Administrator and the Company and their officers, directors, employees, agents and advisors harmless from any liability resulting from any tax position taken in good faith in connection with the Plan.

18.3 No Rights to Continued Service Created.  Neither the establishment of or participation in the Plan gives any individual the right to continued service on the Board or limits the right of the Company or its stockholders to terminate or modify the terms and conditions of service of such individual on the Board or otherwise deal with any individual without regard to the effect that such action might have on him or her with respect to the Plan.

18.4 Successors.  Except as otherwise expressly provided in the Plan, all obligations of the Company under the Plan are binding on any successor to the Company whether the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all of the business and/or assets of the Company.

18.5 Cross Reference.  References in the Plan to a particular section refer to that section within the Plan, references within a section of the Plan to a particular subsection refer to that subsection within the same section, and references within a section or subsection to a particular clause refer to that clause within the same section or subsection, as the case may be.

18.6 Number and Gender. Wherever appropriate, the singular may be read as the plural, the plural may be read as the singular, and one gender may be read as the other gender.

18.7 Governing Law.  Except in connection with matters of corporate governance and authority (which shall be governed by the laws of the Company’s jurisdiction of incorporation), questions pertaining to the construction, validity, effect and enforcement of the Plan will be determined in accordance with the internal, substantive laws of the State of Minnesota without regard to the conflict of laws rules of the State of Minnesota or any other jurisdiction.

18.8 Headings. The headings of sections are included solely for convenience of reference; if there exists any conflict between such headings and the text of the Plan, the text will control.

ECOLAB - 2016 Proxy Statement	89

DIRECTIONS TO THE ECOLAB ANNUAL MEETING

Saint Paul’s Landmark Center is located at 75 West 5th Street in downtown Saint Paul, adjacent to Rice Park. There are numerous paid ramps and parking meters within easy walking distance. The closest parking ramps are RiverCentre, Lawson Commons and Kellogg Street Ramp.

Global Headquarters 370 Wabasha Street North St. Paul, MN 55102 www.ecolab.com 1 800 2 ECOLAB

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 5, 2016.

Meeting Information
ECOLAB INC.	Meeting Type: Annual Meeting
For holders as of: March 8, 2016
Date: May 5, 2016 Time:10:00 AM
Location: Landmark Center
75 West 5th Street
Saint Paul, Minnesota 55102

You are receiving this communication because you hold shares in the company named above.
ECOLAB INC. CORPORATE SECRETARY 370 WABASHA STREET NORTH SAINT PAUL, MN 55102-1390

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2016 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the
nominees listed and FOR proposals 2, 3 and 4.

1.	Election of Directors
	Nominees:		2.	Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the current year ending December 31, 2016.
	1a.	Douglas M. Baker, Jr.
	1b.	Barbara J. Beck	3.	Approve an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.
	1c.	Leslie S. Biller
	1d.	Carl M. Casale	4.	Advisory vote to approve the compensation of executives disclosed in the Proxy Statement.
	1e.	Stephen I. Chazen
	1f.	Jeffrey M. Ettinger	The Board of Directors recommends a vote AGAINST proposal 5.
	1g.	Jerry A. Grundhofer
	1h.	Arthur J. Higgins	5.	Stockholder proposal regarding proxy access.
	1i.	Michael Larson
	1j.	Jerry W. Levin
	1k.	David W. MacLennan
	1l.	Tracy B. McKibben
	1m.	Victoria J. Reich
	1n.	Suzanne M. Vautrinot
	1o.	John J. Zillmer

® ECOLAB INC. CORPORATE SECRETARY 370 WABASHA STREET NORTH SAINT PAUL, MN 55102-1390

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E00936-P72585	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY  WHEN SIGNED AND DATED.

ECOLAB INC.
The Board of Directors recommends a vote FOR the nominees listed and FOR proposals 2, 3 and 4.
1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Douglas M. Baker, Jr.	☐	☐	☐
	1b.	Barbara J. Beck	☐	☐	☐				For	Against	Abstain
	1c.	Leslie S. Biller	☐	☐	☐		1m.	Victoria J. Reich	☐	☐	☐
	1d.	Carl M. Casale	☐	☐	☐		1n.	Suzanne M. Vautrinot	☐	☐	☐
	1e.	Stephen I. Chazen	☐	☐	☐		1o.	John J. Zillmer	☐	☐	☐
	1f.	Jeffrey M. Ettinger	☐	☐	☐	2.	Ratify the appointment of Pricewaterhouse Coopers LLP as independent registered public accounting firm for the current year ending December 31, 2016.		☐	☐	☐
	1g.	Jerry A. Grundhofer	☐	☐	☐
	1h.	Arthur J. Higgins	☐	☐	☐	3.	Approve an amendment to the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.		☐	☐	☐
	1i.	Michael Larson	☐	☐	☐	4.	Advisory vote to approve the compensation of executives disclosed in the Proxy Statement.		☐	☐	☐
	1j.	Jerry W. Levin	☐	☐	☐	The Board of Directors recommends a vote AGAINST proposal			For	Against	Abstain
	1k.	David W. MacLennan	☐	☐	☐	5.	Stockholder proposal regarding proxy access.		☐	☐	☐
	1l.	Tracy B. McKibben	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)			Date

Directions to the Ecolab Annual Meeting

Saint Paul's Landmark Center is located at 75 West 5th Street in downtown St. Paul, adjacent to Rice Park. There are numerous paid ramps and parking meters within easy walking distance. The closest parking ramps are RiverCentre, Lawson Commons and Kellogg Street Ramp.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

00937-P72585

Proxy — Ecolab Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ECOLAB INC. ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2016

The undersigned hereby appoints Douglas M. Baker, Jr., James J. Seifert and Theodore D. Herzog, and each of them, with power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held in St. Paul, Minnesota, at the Landmark Center at 10:00 a.m. on Thursday, May 5, 2016, and at any adjournment(s) thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations as indicated on the reverse side. The tabulator cannot vote the shares unless you sign and return this card, or you use the telephone or Internet voting services to cast your proxy.

Continued and to be signed on reverse side